Zweig
Series Trust
1996 Annual Report

Dear fellow shareholder:

In 1996, the stock market did something that it had simply never done before.

It set a new record for

            -----------------------
            2,273 days and counting
            -----------------------

the longest and strongest

                     --------------
                     up 173 percent
                     --------------

bull market of all time.

(Source: Birinyi Associates. As measured by the Dow Jones
           Industrial Average. Closing prices through 12/31/96.)


In fact, 1996 capped the single best 15-year period in the history of the Dow Jones Industrial Average.

The Zweig Mutual Funds participated in the stock market rise of 1996 (see chart). Our returns were restrained, however, by our 68% average market exposure for the year. We maintained this exposure because our research was virtually neutral throughout the year. Though stocks were still rising, we were unwilling to contradict our time-tested research and become more fully invested.

I'd like now to summarize the state of our research as we entered 1997. We continue to rely on three major sets of indicators:

Our monetary research is slightly positive. This area of our research focuses on interest rates, which have risen but are not unduly high, and the actions of the Federal Reserve, which has not done anything to slow the market or the economy. As long as the economy does not heat up too much and interest rates stay where they are, this most important area of our research will not turn negative.

Our sentiment research is poor. We see lots of optimism among investors. When everyone is so positive, and throwing so much money into stocks, it's more likely there won't be enough new money to fuel a continued rise in the markets.

Our momentum research is positive. Though this set of indicators carries the least weight of the three, it has tended to keep us more fully invested than we would otherwise have been, simply because the market's uptrend has been so strong.

-----------------------------
1996 RETURNS through 12/31/96
-----------------------------

========================================
                        13.0%

Zweig Strategy Fund
A Shares                  68%

                    AVG. MARKET EXPOSURE
========================================


========================================
                        15.4%

Zweig Appreciation Fund
A Shares                  68%

                    AVG. MARKET EXPOSURE
========================================


========================================
                           9.8%

Zweig Managed Assets
A Shares                    78%

                    AVG. MARKET EXPOSURE
========================================


Zweig Government Fund
A Shares                    4.1 Years
-0.4%                   AVERAGE DURATION







"You hired us to participate in the growth of stocks while limiting losses. I can assure you that we've never been less likely to abandon that strategy than we are right now."

[PHOTO]



Six years into a record bull market, we have certainly felt the pressure to be more fully invested than we are. A recent article in The Wall Street Journal highlighted the predicament that we share with many of today's fund managers. The article noted that portfolio managers feel pressure to remain fully invested in stocks, even as they worry about this aging bull market. This is because only funds with top-tier returns can hope to attract and retain today's performance-hungry investor. "Am I worried about the market?" asked a fund manager from another mutual fund company, "Yeah, I'm worried about the market. Am I fully invested? Yeah. My investors want me to be." We will not deviate from our mandate to protect your hard-earned money during a market decline. If our research continues to indicate risk in the market, as it did in 1996, we will remain cautiously postured.

Throughout my 34 years in the markets, I've found that success is not defined by how much you make in bull markets as much as it's measured by what you keep over the course of your investing lifetime. Moreover, in my experience, record levels of public enthusiasm for stocks are not characteristic of low-risk market environments. And while I don't have a crystal ball, I think you have to go back to years like 1929, 1968 and 1987 to find investor enthusiasm as high as it is today. You hired us to participate in the growth of stocks while limiting losses. I can assure you that we've never been less likely to abandon that strategy than we are right now.

Investors in our funds tend to need and want the growth that equities provide, but with active risk management. To that end, we launched Zweig Growth & Income Fund in November. A report on the fund appears on page 14. Our portfolio managers, who are responsible for selecting the stocks and bonds for the funds, discuss the results of each fund beginning on page 8.

We wish you and your family the best in 1997, and we thank you for your continued confidence in us.

Sincerely,

/s/ Martin E. Zweig
MARTIN E. ZWEIG, Ph.D.
President
January 17, 1997

          Table of Contents

Shareholder Letter                      1
A glossary of investment terms          5
Successful investing
  through realistic expectations        6
Zweig Strategy Fund Review              8
Zweig Appreciation Fund Review         10
Zweig Managed Assets Review            12
Zweig Growth & Income Fund Review      14
Zweig Government Fund Review           15
Zweig Cash Fund Review                 15
Standardized Performance               16
Statement of Net Assets                17
Statement of Operations                41
Statement of Changes in Net Assets     42
Notes to Financial Statements          43
Financial Highlights                   48
Report of Independent Accountants      50


This report has been prepared for the information of shareholders of Zweig Series Trust and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus includes information regarding the Trust's sales charges, expenses, objectives, policies, management, performance and other information. Please read it carefully before you invest or send money. Call Zweig at 1-800-272-2700 to obtain additional copies of the prospectus.

The performance data quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The shorter the time period of your investment, the greater the possibility of loss. Fund shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation, or any other agency, entity or person.

                        A glossary of investment terms

Benchmark: An appropriate index or average against which a mutual fund compares its performance. For example, Zweig Strategy Fund, a growth fund, uses the Standard & Poor's 500 Index as its benchmark, and seeks to equal or outperform the Index over complete market cycles. The Dow Jones Industrial Average, which consists of 30 of the largest stocks, is another popular benchmark.

Bull Market: A prolonged rise in the valuation of stocks, as measured by a benchmark (typically the Dow Jones Industrial Average). The current bull market is the longest and strongest ever, having reached a record six years in October. The next longest bull market ran from 1923 to 1929, and was followed by the infamous stock market crash.*

Correction: A decline of 10% or more in the valuation of stocks, as measured by a benchmark (typically the Dow). There have been 65 years this century during which the Dow has experienced a decline of 10% or more.+ However, the Dow has now gone more than six years without a correction. July's market dip of 7% in the Dow and the S&P 500, while sudden and shocking to many investors, did not qualify as a correction.

Bear Market: A decline of 20% or more in the valuation of stocks, as measured by a benchmark (typically the Dow). Bear markets have come along once every three years, on average, this century. Yet there hasn't been a bear market in the Dow or the S&P 500 in more than six years. The average loss by the time a bear market has run its course has been -35%.*

Stock Index Futures: An agreement to buy or sell a specific stock index (such as the S&P 500) at a specified price on a specified future date. The changes in the value of these agreements closely mirror the changes in the underlying index. A fund may sell stock index futures short in an attempt to offset, or hedge against, a potential decline in a group of stocks the fund owns. In a market decline, the portfolio's loss would be offset by the gain in the short position; however, there may be an imperfect correlation between the changes in the index and the price movements in the portfolio securities.

Cash Equivalents: Money market securities and other short-term instruments that experience minimal price fluctuation. The portion of a fund that is "in cash" is not vulnerable to stock market swings, i.e. is not part of a fund's market exposure. The portfolio managers of the Zweig Mutual Funds often use stock index futures to reduce market exposure.

Market Exposure: The percentage of a fund's assets that is exposed to changes in the stock or bond markets. We continually adjust the market exposure of Zweig Mutual Funds in an attempt to manage risk. We can reduce market exposure by selling stocks and buying cash equivalents. An alternative is to hedge against losses by selling stock index futures short.

Market Cycle: A bull market followed by a bear market, or a bear market followed by a bull market. We believe the best way to judge a fund's performance is over complete market cycles. The length of the current bull market is making this difficult, since five-year returns now fail to include even a market correction. CDA/Wiesenberger, an independent data company that measures returns over complete market cycles, defines May 25, 1990, as the start of the current market cycle.

Federal Reserve: The central bank of the United States, responsible for determining monetary policy. The Fed, under current chairman Alan Greenspan, tries to provide the economy with sufficient liquidity to grow at the highest rate at which it is capable without generating inflationary pressures. The Fed normally raises interest rates when it fears the economy is overheating, and lowers rates when the economy needs a boost.

Fully Invested Funds: The prevalent mutual fund style. Although the name implies a market exposure of 100%, in practice a small percentage of a fund's assets remains in cash in order to redeem the shares of investors who leave the fund. Fully invested funds generally stay 90% or more in stocks at virtually all times, in bull and bear markets. For example, the average equity fund had a market exposure of 94% at the end of November. Fully invested funds will generally perform better than the Zweig Mutual Funds in bull markets, but can be expected to suffer deep losses during bear markets.



*Source: Ned Davis Research. +Source: InvesTech Research.

Successful investing through realistic expectations


An unprecedented six years into this bull market, most investors are well-versed in the benefits of making regular investments in equities. As nearly every mutual fund advertisement and brochure points out, a disciplined system of investing has the potential to make your money grow over time well beyond the reaches of inflation and taxes.

After such a long bull run, however, it is understandable that fewer investors are as well-versed in the risks of stocks. At Zweig Mutual Funds, we believe that the better informed investors are about the risks as well as the benefits of investing, the more successful they'll be in the long run.

With that in mind, take a look at the chart below. It illustrates the frequency and extent of declines in stocks from one year's high to the following year's low. It also shows the unprecedented length of time since the last decline.

--------------------------------------------------------------------------------
Frequency and extent of market declines from one year's high to the following year's low--since 1900
--------------------------------------------------------------------------------


              Number of times in           How often to            Time since
DJIA LOSS      the past 96 years           expect this          last occurrence

-10%                 65                   every 1.5 years           6 years

-20%                 39                   every 2.5 years           6 years

-30%                 21                   every 4.6 years           9 years

-40%                 11                   every 8.7 years          22 years

Source: InvesTech Research.

The Dow Jones Industrial Average has now gone more than six years without a correction or a bear market--double the previous record. Further, 1996 ended the strongest 15-year period for the Dow ever. The previous record 15-year period ended in 1929--right before the stock market crash. The current bull market, the longest and strongest in history, has created high expectations among investors. We simply ask: does the length of this bull market make Zweig's flexible approach more attractive or less attractive?

Few investors realize the risk of giving back gains after a long bull market. Paul Samuelson, a Nobel laureate in economics, notes that a longer investing period can actually bring bigger losses when the inevitable bear market occurs. The following chart illustrates a $5000 per year investment program. In the first scenario, an investor earns 16.8% a year for 15 years (the actual annualized return of the S&P 500 from 1982 to 1996). The 16.8% return continues in year 16. The investor ends up with a nest egg of $381,913. In the second scenario, the investor earns 16.8% per year for the first 15 years. In year 16, however, a hypothetical 35% bear market occurs (the average bear market decline this century).* The loss slices the nest egg to $212,555. Even with 15 years of stellar returns, one bear market could have a severe impact.

--------------------------------------------------------------------------------
                    RISK INCREASES AFTER A LONG BULL MARKET
                    $5,000 invested each year for 15 years
--------------------------------------------------------------------------------

                $381,913

                                                 $212,555

             Bull Market in                    Bear market in
                year 16                           year 16

WE BELIEVE THAT YOU CAN EARN SUPERIOR LONG-TERM RETURNS BY PARTICIPATING SOLIDLY IN RISING MARKETS WHILE LIMITING LOSSES DURING DECLINING MARKETS.


The solution isn't to avoid equities. Historically, they've been the best way to achieve your long-term financial goals. We believe the solution is to be aware of and understand the consequences of bear markets, and to do something to protect yourself while still participating in the growth that equities can offer.

Today, many investors are judging funds solely on recent past performance. But the past six years do not include even a single correction, so past performance can be misleading. There's a reason mutual fund ads contain the warning, "Past performance is no guarantee of future results." We at Zweig Mutual Funds seek to meet your need for growth, while making an effort to limit losses as well. We believe that you can earn superior long-term returns by participating solidly in rising markets while limiting losses during declining markets. While no one can predict the timing or the dimensions of the next bear market, we believe the length of the current bull market makes it more important than ever to have a healthy respect for risk.


*Source: Ned Davis Research.

Zweig Strategy Fund


A risk-averse approach to the growth potential of mid-sized and large-company stocks


Quotron Symbols:         ZSTAX / ZSTBX / ZSTCX
Assets as of 12/31/96:   $ 1.25 Billion                     [PHOTO]
Portfolio Manager:       David Katzen
                         --------------------------------------------------

The Fund's Class A and C Shares returned 13.0% and 12.2%, respectively, in 1996. This compares with the Standard & Poor's 500 Index, which returned 23.0%, and the Lipper Growth Fund Average, which was up 19.2%. The new Class B Shares, which were launched on April 8, returned 7.9%. Though we don't expect to beat or even match bull market returns in order to reach our ultimate objective of better-than-average returns over a full market cycle, we would have hoped for more significant participation in 1996's stock market advance.

     Our performance lagged this year for two reasons. First, we maintained a low market exposure (our average market exposure was 68% during 1996). Second, our stock selection style, which favors lower-risk stocks, was temporarily out of favor. Our stock picking was rewarded in the second half of 1996, however, allowing the stocks in the portfolio to beat the S&P 500 (an achievement that eluded most managers). Our five-year average annual return is 12.1% versus 13.0% for the Lipper Growth Fund Average. That we achieved this return with an average market exposure of 65% during an uninterrupted bull run speaks to the value our stock selection has added over time.

     The major differences between our equity holdings today and one year ago are our exposure to the energy sector and our position in utilities. These groups comprise 15.2% and 16.3%, respectively, of our equity exposure. That's up from 3.8% and 9.1% at the end of 1995. Energy stocks have strong earnings trends and, while their valuations aren't as compelling as when we began accumulating them, they're still selling at low price-earnings ratios given how much they're growing. The utilities, which include both oil and gas and electricity companies, found their way into our portfolio by virtue of their low valuations. Since we began buying them, however, their growth characteristics have improved as well, owing to operating efficiencies realized through consolidation in the industry.

     As the essay on page 6 notes in more detail, we've just experienced the best 15-year period ever for the Dow Jones Industrial Average. A nearly uninterrupted bull market does not give a risk-averse strategy like ours much chance to show its wares, but we have earned superior risk-adjusted returns for our shareholders. That is, the returns we've earned with the smaller portion of stocks that we kept exposed to market risk have been better than our peers' returns.

     Please see page 16 for additional performance information.

/s/ David Katzen

DAVID KATZEN
Senior Vice President
January 17, 1997

The bottom line
--------------------------------------------------------------------------------
Since its inception, the fund has captured 87% of the returns of its peers with one of the lowest risk profiles in its category.


--------------------------------------------------------------------------------
                   Performance for the year ended 12/31/96*
--------------------------------------------------------------------------------


               13.0%                   12.2%          19.2%         23.0%

Zweig Strategy Fund     Zweig Strategy Fund  Lipper Growth
A Shares                           C Shares  Fund Average        S&P 500
                     68%
            AVERAGE MARKET EXPOSURE



--------------------------------------------------------------------------------
                          annualized since inception*
--------------------------------------------------------------------------------

                                                 AVERAGE
                                                  MARKET
                                                 EXPOSURE
Zweig Strategy Fund (A Shares)        11.5%         66%

Lipper Growth Fund Average            13.2%+

S&P 500 Index                         14.4%
-----------------------------------------------------------
Zweig Strategy Fund (B Shares)         7.9%#        62%

Zweig Strategy Fund (C Shares)        11.3%         64%
-----------------------------------------------------------
Inception dates:
A Shares--12/29/89, B Shares--4/8/96, C Shares--2/4/92



--------------------------------------------------------------------------------
ASSET MIXES for 1996
--------------------------------------------------------------------------------

January 1
Stocks 80%
Cash 20%

June 30
Stocks 64%
Cash 36%

December 31
Stocks 59%
Cash 41%

TOP INDUSTRY GROUPS as of 12/31/96**

Non-Bank Financial      22.0%
Utilities               16.3%
Energy Minerals         15.2%
Consumer Durables        7.0%
Transportation           7.0%
Process Industries       6.9%
Electronic Technology    5.3%
Producer Mfg.            5.1%
Retail Trade             4.9%
                         3.3%  Non-Energy Minerals

* These are the returns to a shareholder throughout the period. The returns do not include any initial or contingent deferred sales charges. The Lipper Growth Fund Average is based on the total return of 669 funds.

+  The period measured is from 12/31/89 due to Lipper's weekly data.

   For purposes of determining asset mix, the fund's stock futures position is treated as reducing or increasing stock exposure and increasing or reducing cash (see glossary on page 5).

#  Cumulative return since inception.

** Percentage of the stock portion of the fund only; does not take into account the fund's cash position.

Zweig Appreciation Fund

A risk-averse approach to the growth potential of small-company stocks


Quotron Symbols:           ZAPAX / ZAPBX / ZAPCX
Assets as of 12/31/96:     $ 505 Million                   [PHOTO]
Portfolio Manager:         David Katzen
                           ---------------------------------------------

The fund was up 15.4% and 14.5% for the Class A and C Shares, respectively, during the year. This performance compares with the Value Line Geometric Index, which was up 15.4% (including our estimate for dividends), and the Russell 2000, which was up 16.5%. The new Class B Shares returned 11.0% since their inception on April 8. The Value Line and the Russell are better barometers of the broad market and smaller-company stocks, respectively, than the more highly publicized S&P 500, which measures the performance of larger-company issues. The significant gap in results between these indexes -- the S&P was up 23% -- shows how thoroughly large-company stocks dominated small-company stocks during the year.

     Though our objective is to post better-than-average returns over complete market cycles, we are always pleased when our risk-averse funds match or nearly match the market in a year of strong returns. Our fund's 1996 results equaled those of the Value Line Geometric Index and were 93% of the Russell 2000's return, yet we accomplished this with an average market exposure of only 68% and one of the lowest risk profiles of any fund in our category.

     The setback the market experienced in June and July began a period in which small-company investing differed significantly from the experience in the first part of the year. The Russell 2000 peaked on May 22. From that point through year-end, the fund returned 6.8% versus 0.4% for the Russell 2000 and -3.7% for Lipper's index of the 30 largest small-company funds. By contrast, during the first five months of the year, the Russell 2000 was up 16% and the Lipper index gained 18.9%, surpassing our fund's results. Thus, as the going got tougher, our fund managed to outperform its peers.

     Our superior performance in the second part of the year was a result of the risk-averse nature of our stock selection. We stayed true to our discipline of purchasing stocks with below-average valuations and above-average earnings growth. As a result, the return on the invested portion of the fund exceeded the gains of both the S&P 500 and the Russell 2000 in 1996. Moreover, we achieved these returns despite losing ground early in the year to funds that invested in more aggressive stocks.

     Please see page 16 for additional performance information.

/s/ David Katzen

DAVID KATZEN
Senior Vice President
January 17, 1997

The botton line
--------------------------------------------------------------------------------
Since its inception, the fund has captured 76% of the returns of its peers with one of the lowest risk profiles in its category.

--------------------------------------------------------------------------------
                   PERFORMANCE for the year ended 12/31/96*
--------------------------------------------------------------------------------


              15.4%                14.5%          20.2%           15.4%

Zweig                              Zweig
Appreciation Fund      Appreciation Fund  Lipper Small-Company  Value Line
A Shares                        C Shares  Fund Average          Geometric Index
                     68%
            AVERAGE MARKET EXPOSURE



--------------------------------------------------------------------------------
                          annualized since inception*
--------------------------------------------------------------------------------

                                                 AVERAGE
                                                  MARKET
                                                 EXPOSURE
Zweig Appreciation Fund (A Shares)    12.7%         66%

Lipper Small-Company Fund Average     16.8%+

Value Line Geometric Index            10.4%
-----------------------------------------------------------
Zweig Appreciation Fund (B Shares)    11.0%#        62%

Zweig Appreciation Fund (C Shares)    10.8%         65%
-----------------------------------------------------------
Inception dates:
A Shares--10/7/91, B Shares--4/8/96, C Shares--2/4/92



--------------------------------------------------------------------------------
                             ASSET MIXES for 1996
--------------------------------------------------------------------------------

January 1
Stocks 80%
Cash 20%

June 30
Stocks 64%
Cash 36%

December 31
Stocks 60%
Cash 40%

TOP INDUSTRY GROUPS as of 12/31/96**

Non-Bank Financial      18.3%
Utilities               14.7%
Producer Manufacturing   9.6%
Banking                  9.1%
Non-Energy Minerals      7.7%
Process Industries       6.8%
Electronic Technology    6.6%
Consumer Durables        6.1%
Energy Minerals          5.4%
Transportation           4.1%


* These are the returns to a shareholder throughout the period. The returns do not include any initial or contingent deferred sales charges. The Lipper Small-Company Fund Average is based on the total return of 385 funds.

+ The period measured is from 10/10/91 due to Lipper's weekly data.

  The Value Line Geometric Index measures the returns of 1,700 stocks, ranging from large-cap to small-cap, on an unweighted basis. The returns include an estimate for dividends reinvested.

  For purposes of determining asset mix, the fund's stock futures position is treated as reducing or increasing stock exposure and increasing or reducing cash (see glossary on page 5).

# Cumulative return since inception. ** Percentage of the stock portion of the fund only; does not take into account the fund's cash position.

Zweig Managed Assets


A risk-averse approach to
investing in domestic and
foreign stocks and bonds

Quotron Symbols:                ZMAAX / ZMABX / ZMACX
Assets as of 12/31/96:          $ 551 Million
Portfolio Manager:              Carlton B. Neel             [PHOTO]
                                ------------------------------------------

The fund finished 1996 up 9.8% for the A Shares and 9.0% for the C Shares. The Lipper Global Flexible Fund Average, a measure of the fund's peers, returned 13.5%. The new Class B Shares returned 9.1% from their inception on April 8. While ZMA started the year slowly, the fund performed strongly in the fourth quarter, earning 6.0% for the A Shares versus 4.9% for the Lipper average. The fund's average market exposure for 1996 was 49% stocks, 29% bonds and 22% cash.

     ZMA is the most conservative equity offering in the Zweig Family of Funds. The fund is broadly diversified among U.S. and foreign stocks and bonds. We can invest up to 50% of the fund's assets in foreign securities. When our research indicates that risk is high, we can retreat to the sidelines in a particular country, but we will not increase risk by moving a large percentage of assets into or out of any one country. Up to 60% of the fund can be in stocks, and up to 60% can be in bonds. We believe the fund's broad diversification will help you earn solid returns over the long run, while reducing volatility.

     From January to June, U.S. bonds suffered significant losses, with the Lipper U.S. Government Bond Fund Average earning a miniscule return of 0.1%. The loss in bonds, which occurred too quickly for our research to respond, had a negative impact on ZMA. Foreign bonds performed poorly as well. While U.S. and foreign stocks posted solid returns, the bond losses reduced our return for the first half of 1996 to a mere 2.2%.

     In July, the U.S. stock market, as measured by the Dow and the S&P 500, experienced a brief downturn of 7%. We successfully minimized losses, declining only 2.9%, which left the fund slightly down on the year. The return we've earned since then is largely due to the strength of U.S. and foreign stocks during the latter half of the year. Several foreign central banks, including Germany's and Spain's, cut interest rates during the year. Since low interest rates are normally good for stocks, we increased our foreign stock exposure and participated in the significant gains that followed.

     We continue to refine our bond research, seeking to shorten our response time and avoid bond losses like those in the first half of the year. However, we are pleased to have earned solid returns for you with much lower market exposure than the funds in our Lipper category.

     Please see page 16 for additional performance information.

/s/ Carlton B. Neel

CARLTON B. NEEL
First Vice President
January 17, 1997

The bottom line
--------------------------------------------------------------------------------
Since its inception, the fund has captured 82% of the returns of its peers with one of the lowest risk profiles in its category.

Performance for the year ended 12/31/96*
----------------------------------------
Zweig Managed Assets
A Shares                  9.8%

Zweig Managed Assets                      Stocks        49%
C Shares                  9.0%            Bonds         29%
                                      Average Market Exposure
Lipper Global Flexible
Fund Average             13.5%


annualized since inception*
---------------------------
                                                        Average market exposure
Zweig Managed Assets (A Shares)   8.8%                    Stocks        32%
Zweig Managed Assets (C Shares)   8.0%                    Bonds         33%
Lipper Global Flexible Fund Avg. 10.8%+
----------------------------------------                  Stocks        49%
Zweig Managed Assets (B Shares)   9.1%++                  Bonds         26%
----------------------------------------
Inception dates:
A Shares-2/8/93, B Shares-4/8/96, C Shares-2/8/93


ASSET MIXES for 1996
--------------------

[PIE CHART]

January 1
---------

Stocks 44%
Bonds  46%
Cash   10%

[PIE CHART]

June 30
-------
Stocks 47%
Bonds  24%
Cash   29%

[PIE CHART]

Decmeber 31
-----------
Stocks 45%
Bonds  23%
Cash   32%

                      Country allocations as of 12/31/96
                      ----------------------------------

United States           19.9%                   13.0%
Australia                2.2%                    1.5%
Denmark                  1.4%
Finland                  2.3%
France                   1.6%
Germany                  3.1%                    1.1%
Hong Kong                1.1%
Italy                                            2.7%
Japan                    1.9%
New Zealand              2.3%
Singapore                1.6%
Spain                    2.7%                    3.3%
Sweden                   2.5%                    1.5%
United Kingdom           2.2%

Total   STOCKS: 44.8%       BONDS: 23.1%        CASH: 32.1%


* These are the returns to a shareholder throughout the period. The returns do not include any initial or contingent deferred sales charges. The Lipper Global Flexible Fund Average is based on the total return of 71 funds.

+  The period measured is from 2/11/93 due to Lipper's weekly data.
++ Cumulative return since inception.
   For purposes of determining asset mix, the fund's stock futures position is treated as reducing or increasing stock exposure and increasing or reducing cash (see glossary on page 5).

Zweig Growth & Income Fund

A risk-averse approach
to growth stocks and
high dividend-yield stocks

Quotron Symbols:             ZGIAX / ZGIBX / ZGICX
Assets as of 12/31/96:       $ 10 Million
Portfolio Manager:           David Katzen              [PHOTO]
                             ----------------------------------------------

Zweig Growth & Income, the newest member of the Zweig Family of Funds, was launched on November 26, 1996. The fund relies on the time-tested research of Martin E. Zweig, Ph.D., to determine market exposure. In addition, we use stock selection models specifically designed to evaluate growth stocks (stocks of com-panies whose earnings growth is above-average) and income stocks (stocks with above-average dividend yields). Our intention is to maintain half of our equity exposure in growth stocks and half in income stocks.

     So far the fund is off to a solid start. From inception through year-end, the Class A, B and C Shares earned returns of 0.4%, 0.3% and 0.4%. During this period, the S&P 500 Index was down 1.8% and the Lipper Growth & Income Fund Average was off 0.8%.

     The minor market weakness in the last five weeks of the year afforded us opportunities to start buying stocks for the fund at attractive prices. The high dividend-yield stocks, which often outperform during choppy markets, had a mild performance edge over the growth component of the portfolio during the short period. Our largest sector holdings are the utilities, because they are attractively priced, and manufacturing companies because their earnings are improving. The fund is currently leaning more toward smaller companies, as this segment of the market has recently exhibited strong earnings growth.

     Please see page 16 for additional performance information.

/s/ David Katzen

DAVID KATZEN
Senior Vice President
January 17, 1997

                Performance from inception (11/26/96) through 12/31/96*


                                    [CHART]

* These are the returns to a shareholder throughout the period. The returns do not include any initial or contingent deferred sales charges. The Lipper Growth & Income Fund Average is based on the total return of 591 funds.

+  The period measured is from 11/27/96 due to Lipper's weekly data.

Zweig  Government Fund

Monthly income from
U.S. Government securities

Quotron Symbols:         ZGVAX / ZGVBX / ZGVCX            [PHOTO]
Assets as of 12/31/96:   $ 49 Million
Portfolio Manager:       Carlton B. Neel
                         --------------------------------------------------

Our style of management was sorely tested in 1996. The fund's A and C Shares lost -0.4% and -0.8%, respectively. The Lipper U.S. Government Bond Fund Average was up 1.7%. However, the new Class B Shares, which were launched on April 8 and avoided the sharp declines that occurred in the bond market during the first quarter, returned 4.2%.

     The losses in the bond market early this year were mostly concentrated in a series of severe one-day declines. These declines occurred when the government released unemployment statistics indicating that the economy was stronger than anticipated. Our research, which reacts to changing markets rather than predicting them, and is designed to capture major trends in the market, is not well-suited to such rapid changes.

     Our style seeks to lower bond market risk through a strategy called active duration management. Duration measures a bond's sensitivity to changes in interest rates. The longer the duration, the more a bond's price will fluctuate. In early January, our research indicated that risk was low, and our duration was
7.1 years as a result. By comparison, the Lipper U.S. Government Fund Average maintains a duration of approximately 5.3 years regardless of market conditions. As bonds declined and our risk measures rose, we lowered the fund's duration to three years by mid-year. At year-end, our duration was a neutral 4.1 years.

     We continue to refine our bond research in an attempt to increase its responsiveness and speed its reaction time. We remain convinced of the validity of our core strategy, and believe that only by adhering to our disciplines can we achieve long-term success.

     Please see page 16 for additional performance information.


/s/ Carlton B. Neel

CARLTON B. NEEL

First Vice President
January 17, 1997

PERFORMANCE through 12/31/96*
                                        ONE      ANNUALIZED
                                        YEAR   SINCE INCEPTION
Zweig Government Fund (A Shares)       -0.4%       7.1%

Lipper U.S. Gov't. Bond Fund Avg.       1.7%       8.3%+
--------------------------------------------------------------
Zweig Government Fund (B Shares)        N/A        4.2%++

Zweig Government Fund (C Shares)       -0.8%       4.9%

Inception dates:
A Shares--3/25/85**, B Shares--4/8/96, C Shares--2/4/92

ZWEIG CASH FUND

The net yield of Zweig Cash Fund for the year ended December 31, 1996, was 4.83% for Class A and C Shares, and 5.09% for Class M Shares. The annualized net yield of the new Class B Shares was 4.13% from their inception on April 8, 1996, through year-end.

* These are the returns to a shareholder throughout the period. The returns do not include any initial or contingent deferred sales charges. The Lipper U.S. Government Fund Average is based on the total return of 170 funds.

+ The period measured is from 3/31/85 due to Lipper's weekly data.

++ Cumulative return since inception. **Zweig/Glaser Advisers assumed responsibility for managing the fund on September 1, 1989.

              PERFORMANCE average annual returns through 12/31/96

Zweig Strategy Fund                  Class A Shares (ZSTAX)            Class B Shares (ZSTBX)          Class C Shares (ZSTCX)
                            from inception                                from inception      from inception
                             (12/29/89)   five year         one year       (4/8/96)             (2/4/92)      one year
Before sales charges          11.5%        12.1%             13.0%             7.9%               11.3%         12.2%
After all charges and
 expenses                     10.6%        10.8%              6.8%             2.5%               11.3%         10.8%

Zweig Appreciation Fund              Class A Shares (ZAPAX)            Class B Shares (ZAPBX)          Class C Shares (ZAPCX)
                            from inception                                from inception      from inception
                             (10/7/91)    five year         one year       (4/8/96)             (2/4/92)      one year
Before sales charges          12.7%        12.0%             15.4%            11.0%               10.8%         14.5%
After all charges and
 expenses                     11.5%        10.7%              9.1%             5.5%               10.8%         13.1%

Zweig Managed Assets                 Class A Shares (ZMAAX)            Class B Shares (ZMABX)          Class C Shares (ZMACX)
                            from inception                              from inception        from inception
                             (2/8/93)                       one year       (4/8/96)             (2/8/93)      one year
Before sales charges           8.8%                           9.8%             9.1%                8.0%          9.0%
After all charges and
 expenses                      7.2%                           3.8%             3.7%                8.0%          7.7%

Zweig Growth & Income Fund           Class A Shares (ZGIAX)            Class B Shares (ZGIBX)          Class C Shares  (ZGICX)
                             from inception                              from inception                  from inception
                             (11/26/96)                                    (11/26/96)                     (11/26/96)
Before sales charges                        0.4%                               0.3%                        0.4%
After all charges and
 expenses                                  -5.1%                              -4.7%                       -0.8%

Zweig Government Fund                Class A Shares (ZGVAX)            Class B Shares (ZGVBX)          Class C Shares (ZGVCX)
                                                                         from inception        from inception
                              10 year     five year        one year         (4/8/96)              (2/4/92)      one year
Before sales charges           5.9%         4.9%             -0.4%             4.2%                4.9%          0.8%
After all charges and
 expenses                      5.4%         3.9%             -5.2%            -1.1%                4.9%         -2.1%

Returns assume that all dividends and capital gains are reinvested. Class A Share returns reported above include the effect of the 5.5% maximum initial sales charge (4.75% for Zweig Government Fund). Class B Share returns include the maximum contingent deferred sales charge (CDSC) of 5.0% for redemptions made one year or less from date of purchase. Class C Shares, sold with no initial sales charge, are subject to a 1.25% CDSC if sold within 12 months of purchase. Class C Share one-year returns reported above assume that a 1.25% CDSC was paid. Aggregate annual service and distribution fees are 0.30% for Class A Shares, 1.0% for Class B Shares, and 1.0% for Class C Shares (0.75% for Zweig Government
Fund).

            ZWEIG STRATEGY FUND

                Statement of Net Assets as of December 31, 1996

                                                           Number          Value
                                                        of Shares       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS: 85.10%
Advertising: 0.02%
*Valassis Communications Inc...........................     8,700 $      183,787
                                                                  --------------
Airlines: 5.23%
*Alaska Air Group Inc..................................   247,400      5,195,400
*AMR Corp..............................................   364,400     32,112,750
British Airways Plc., ADR..............................    38,100      3,914,775
KLM Royal Dutch Airlines N.V., ADR.....................    93,214      2,598,340
*UAL Corp..............................................   163,600     10,225,000
*USAir Group Inc.......................................   475,700     11,119,488
                                                                  --------------
                                                                      65,165,753
                                                                  --------------
Automobiles: 5.40%
Chrysler Corp.......................................... 1,035,700     34,178,100
Ford Motor Co..........................................   130,300      4,153,313
General Motors Corp....................................   513,800     28,644,350
Volvo AB, ADR..........................................    16,000        348,000
                                                                  --------------
                                                                      67,323,763
                                                                  --------------
Automotive Parts and Equipment: 0.65%
Arvin Industries Inc...................................    40,200        994,950
Dana Corp..............................................    79,000      2,577,375
*Desc S.A., ADS........................................    95,200      2,094,400
Johnson Controls Inc...................................    30,000      2,486,250
                                                                  --------------
                                                                       8,152,975
                                                                  --------------
Banks: 2.66%
Bancorp Hawaii Inc.....................................    88,900      3,733,800
Banponce Corp..........................................     7,900        266,625
City National Corp.....................................   145,500      3,146,437
Haven Bancorp Inc......................................    26,800        767,150
*Imperial Bancorp......................................    32,700        784,800
NationsBank Corp.......................................    93,000      9,090,750
North Fork Bancorp.....................................    84,900      3,024,562
Peoples Heritage Financial Group.......................    99,600      2,788,800
Republic New York Corp.................................   105,000      8,570,625
Riggs National Corp....................................    58,700      1,012,575
                                                                  --------------
                                                                      33,186,124
                                                                  --------------
Building Materials and Products: 0.53%
Lone Star Industries Inc...............................    43,700      1,611,437
Schuller Corp..........................................   231,000      2,454,375
*USG Corp..............................................    75,900      2,571,113
                                                                  --------------
                                                                       6,636,925
                                                                  --------------
Casino Operators: 0.19%
*MGM Grand Inc.........................................    66,900      2,333,137
                                                                  --------------
Chemicals: 1.56%
*Cytec Industries Inc..................................   187,100      7,600,938
*International Specialty Products Inc..................    44,400        543,900
Rohm & Haas Co.........................................    99,500      8,121,687
Terra Industries Inc...................................   216,500      3,193,375
                                                                  --------------
                                                                      19,459,900
                                                                  --------------
Coal Mining: 0.12%
Zeigler Coal Holdings Co...............................    71,300      1,524,038
                                                                  --------------
Computer Components and
Software: 2.09%
*Data General Corp.....................................   192,600      2,792,700
*Storage Technology Corp...............................   409,700     19,511,963
*Tandem Computers Inc..................................   273,300      3,757,875
                                                                  --------------
                                                                      26,062,538
                                                                  --------------
Conglomerates: 3.40%
Canadian Pacific Ltd...................................   529,100     14,021,150
Loews Corp.............................................   300,800     28,350,400
                                                                  --------------
                                                                      42,371,550
                                                                  --------------

                                                           Number          Value
                                                        of Shares       (Note 2)
--------------------------------------------------------------------------------
Construction Equipment: 1.92%
Case Corp..............................................  115,300  $    6,283,850
Caterpillar Inc........................................  220,800      16,615,200
JLG Industries Inc.....................................   64,400       1,030,400
                                                                  --------------
                                                                      23,929,450
                                                                  --------------
Containers and Packaging: 0.53%
Caraustar Industries Inc...............................   66,700       2,217,775
*Owens-Illinois Inc....................................  193,400       4,399,850
                                                                  --------------
                                                                       6,617,625
                                                                  --------------
Electronics: 2.45%
*Applied Magnetics Corp................................  196,000       5,855,500
*Hadco Corp............................................   67,200       3,292,800
Harris Corp............................................  166,600      11,432,925
Innovex Inc............................................  128,200       3,461,400
*SCI Systems Inc.......................................  144,300       6,439,388
                                                                  --------------
                                                                      30,482,013
                                                                  --------------
Finance: 2.89%
Aames Financial Corp...................................  100,800       3,616,200
*Americredit Corp......................................   81,900       1,678,950
Equitable Companies, Inc...............................   75,300       1,854,263
*Olympic Financial Ltd.................................  362,900       5,216,688
Travelers Group Inc....................................  520,133      23,601,035
                                                                  --------------
                                                                      35,967,136
                                                                  --------------
Forest and Paper Products: 0.85%
James River Corp.......................................  137,300       4,548,062
Potlatch Corp..........................................   14,315         615,545
Rayonier Inc...........................................  142,075       5,452,128
                                                                  --------------
                                                                      10,615,735
                                                                  --------------
Healthcare Facilities and Products: 0.14%
*OrNda Healthcorp......................................   32,400         947,700
*Universal Health Services Inc., Class B...............   28,900         827,263
                                                                  --------------
                                                                       1,774,963
                                                                  --------------
Homebuilding and Land
Development: 0.33%
Centex Corp............................................   64,200       2,415,525
*U.S.Home Corp.........................................   66,200       1,721,200
                                                                  --------------
                                                                       4,136,725
                                                                  --------------
Household Furnishings and Products: 0.15%
*Furniture Brands International Inc....................   54,700         765,800
*Mohawk Industries Inc.................................   42,500         935,000
Toro Co................................................    5,800         211,700
                                                                  --------------
                                                                       1,912,500
                                                                  --------------
Insurance: 4.83%
Ace Ltd................................................  131,600       7,912,450
Allmerica Financial Corp...............................   48,300       1,618,050
AMBAC Inc..............................................   75,500       5,011,313
American Bankers Insurance Group.......................   53,400       2,730,075
American Financial Group Inc...........................    4,600         173,650
Capital Re Corp........................................   23,000       1,072,375
CIGNA Corp.............................................   41,800       5,710,925
Conseco Inc. ..........................................   73,600       4,692,000
*Delphi Financial Group Inc., Class A..................   33,240         980,580
Equitable of Iowa Companies Inc. ......................   24,100       1,105,587
Fremont General Corp. .................................  115,400       3,577,400
Old Republic International Corp. ......................  233,700       6,251,475
Penncorp Financial Group Inc. .........................   14,400         518,400
Presidential Life Corp. ...............................   11,100         133,894
Providian Corp. .......................................  175,200       9,000,900
Reliance Group Holdings Inc. ..........................  147,800       1,348,675
Reliastar Financial Corp. .............................   56,100       3,239,775
TIG Holdings Inc. .....................................  149,200       5,054,150
                                                                  --------------
                                                                      60,131,674
                                                                  --------------

            ZWEIG STRATEGY FUND

                Statement of Net Assets as of December 31, 1996
                                  (Continued)

                                                           Number          Value
                                                        of Shares       (Note 2)
--------------------------------------------------------------------------------
Investment Banking and Brokerage: 9.13%
Alex Brown Inc. .......................................   86,660  $    6,282,850
Bear, Stearns & Co. Inc. ..............................  279,060       7,778,798
BHC Financial Inc. ....................................    8,000         126,000
Edwards (A.G.) & Sons, Inc. ...........................  114,000       3,833,250
Lehman Brothers Holdings Inc. .........................  507,800      15,932,225
Merrill Lynch & Co., Inc. .............................  397,400      32,388,100
Morgan Stanley Group Inc. .............................  339,600      19,399,650
Paine Webber Group Inc. ...............................  200,000       5,625,000
Quick & Reilly Group Inc. .............................   93,105       2,781,512
Salomon Inc. ..........................................  414,700      19,542,737
                                                                  --------------
                                                                     113,690,122
                                                                  --------------
Manufacturing: 0.95%
Olin Corp. ............................................  166,300       6,257,037
Trinity Industries Inc. ...............................  148,400       5,565,000
                                                                  --------------
                                                                      11,822,037
                                                                  --------------
Marine Transportation: 0.08%
Alexander & Baldwin Inc. ..............................   42,000       1,050,000
                                                                  --------------
Medical Technology: 0.20%
*Advanced Technology Lab Inc. .........................   80,300       2,489,300
                                                                  --------------
Metal Fabrication: 0.86%
Kaydon Corp. ..........................................   34,400       1,621,100
*Mueller Industries Inc. ..............................   42,525       1,637,212
Timken Co. ............................................  161,000       7,385,875
                                                                  --------------
                                                                      10,644,187
                                                                  --------------
Metals and Mining: 0.65%
*Alumax Inc. ..........................................  241,400       8,056,725
                                                                  --------------
Oil and Gas: 14.95%
Amerada Hess Corp. ....................................  126,300       7,309,613
Atlantic Richfield Co. ................................   60,100       7,963,250
*Benton Oil & Gas Co. .................................  172,800       3,909,600
British Petroleum Plc., ADR ...........................   25,186       3,560,671
Coastal Corp. .........................................  376,300      18,391,662
Columbia Gas Systems Inc. .............................   97,100       6,177,987
Elf Aquitaine S.A., ADR ...............................  168,700       7,633,675
Eni S.P.A., ADS .......................................   95,200       4,914,700
Helmerich & Payne, Inc. ...............................   12,000         625,500
Kerr-McGee Corp. ......................................   98,900       7,120,800
Murphy Oil Corp. ......................................   75,200       4,183,000
Occidental Petroleum Corp. ............................  266,600       6,231,775
*Oryx Energy Co. ......................................  359,100       8,887,725
Parker & Parsley Petroleum Co. ........................  110,100       4,046,175
Pennzoil Co. ..........................................   43,900       2,480,350
Phillips Petroleum Co. ................................  329,800      14,593,650
Repsol S.A., ADR ......................................  397,400      15,150,875
*Santa Fe Energy Resources ............................   85,300       1,183,537
Texaco Inc. ...........................................  239,600      23,510,750
*Tuboscope Vetco International Co. ....................   42,100         652,550
Union Texas Petroleum Holdings Inc. ...................  132,900       2,973,638
Unocal Corp. ..........................................  263,600      10,708,750
USX-Marathon Group ....................................  621,500      14,838,312
Williams Cos. Inc. ....................................   16,550         620,625
YPF Sociedad Anonima, ADR .............................  340,800       8,605,200
                                                                  --------------
                                                                     186,274,370
                                                                  --------------
Railroads: 0.64%
CSX Corp. .............................................  188,200       7,951,450
                                                                  --------------
Real Estate Investment Trusts: 0.12%
General Growth Properties Inc. ........................   10,500         338,625
Thornburg Mortgage Asset Corp. ........................   55,800       1,192,725
                                                                  --------------
                                                                       1,531,350
                                                                  --------------
Recreational Products: 0.08%
Brunswick Corp. .......................................   37,800         907,200
                                                                  --------------

                                                           Number          Value
                                                        of Shares       (Note 2)
--------------------------------------------------------------------------------
Rental and Leasing: 0.61%
Comdisco Inc. .........................................  104,200  $    3,308,350
GATX Corp. ............................................   34,000       1,649,000
PHH Corp. .............................................   60,400       2,597,200
                                                                  --------------
                                                                       7,554,550
                                                                  --------------
Restaurants: 0.08%
*Foodmaker Inc. .......................................  115,600       1,025,950
                                                                  --------------
Retail Trade: 4.14%
Dayton Hudson Corp. ...................................  236,800       9,294,400
*Federated Department Stores Inc. .....................  381,400      13,015,275
Great Atlantic & Pacific Tea Co. ......................   67,500       2,151,562
Mercantile Stores Inc. ................................   76,800       3,792,000
*Meyer (Fred) Inc. ....................................   44,400       1,576,200
Ross Stores Inc. ......................................  205,900      10,295,000
Shopko Stores Inc. ....................................   68,500       1,027,500
*Woolworth Corp. ......................................  356,400       7,796,250
*Zale Corp. ...........................................  132,500       2,534,063
                                                                  --------------
                                                                      51,482,250
                                                                  --------------
Savings and Loan Associations: 1.16%
Astoria Financial Corp. ...............................   89,200       3,289,250
*California Federal Bank Corp. ........................  329,000       8,060,500
*Glendale Federal Bank Corp. ..........................    7,700         179,025
RCSB Financial Inc. ...................................   63,000       1,827,000
T.R. Financial Corp....................................   31,000       1,100,500
                                                                  --------------
                                                                      14,456,275
                                                                  --------------
Steel: 1.20%
AK Steel Holdings Corp. ...............................  171,000       6,775,875
British Steel Plc, ADS ................................  188,400       5,181,000
Pohang Iron & Steel Co., ADS ..........................   86,200       1,745,550
Quanex Corp. ..........................................   27,195         744,463
*Tubos De Acero de Mexico, ADR ........................   31,625         502,047
                                                                  --------------
                                                                      14,948,935
                                                                  --------------
Telecommunications: 3.52%
British Telecommunications Plc, ADR ...................   51,700       3,547,913
Portugal Telecommunications S.A., ADS .................   44,500       1,257,125
Tele Danmark A.S., ADS ................................  279,400       7,613,650
Telefonica de Espana S.A., ADS ........................  267,300      18,510,525
Telefonos De Mexico S.A., ADS .........................  389,800      12,863,400
                                                                  --------------
                                                                      43,792,613
                                                                  --------------
Tobacco: 2.48%
RJR Nabisco Holdings Corp..............................  853,100      29,005,400
Universal Corp.........................................   59,000       1,895,375
                                                                  --------------
                                                                      30,900,775
                                                                  --------------
Utilities: 8.31%
Baltimore Gas & Electric Co............................  216,000       5,778,000
Centerior Energy Corp..................................    9,000          96,750
CMS Energy Corp........................................  196,800       6,617,400
Commonwealth Energy Systems Corp.......................    7,200         169,200
Eastern Enterprises Inc................................   24,700         873,763
Edison International...................................  303,700       6,036,038
Enersis S.A., ADS......................................   97,200       2,697,300
Entergy Corp...........................................  630,400      17,493,600
*Huaneng Power International, ADS......................   44,700       1,005,750
Illinova Corp..........................................  235,100       6,465,250
IPALCO Enterprises Inc.................................   58,100       1,583,225
Korea Electric Power Co., ADR..........................   45,400         930,700
Long Island Lighting Co. ..............................  180,900       4,002,412
MidAmerican Energy Holdings Co. .......................   97,600       1,549,400
National Fuel & Gas Co.................................   45,800       1,889,250
NorAm Energy Corp......................................  489,700       7,529,137
Peoples Energy Corp....................................   40,900       1,385,487
Pinnacle West Capital Corp.............................  285,200       9,055,100
Portland General Corp. ................................  169,400       7,114,800
PP&L Resources Inc.....................................   11,700         269,100
Sierra Pacific Resources Inc. .........................   55,600       1,598,500

                                                       Number             Value
                                                    of Shares          (Note 2)
-------------------------------------------------------------------------------
Utilities (Continued)
Texas Utilities Co..............................      344,500    $   14,038,375
United Illuminating Co. ........................       38,400         1,204,800
Washington Gas Light Co. .......................       51,300         1,160,663
Washington Water Power Co.......................       81,500         1,517,937
Westcoast Energy Inc............................       87,300         1,462,275
                                                                 --------------
                                                                    103,524,212
                                                                 --------------
Total Common Stocks
(Cost $913,707,546).........................................      1,060,070,612
                                                                 --------------
                                                    Principal
                                                       Amount
                                                  -----------
SHORT-TERM OBLIGATIONS: 2.88%
Federal National Mortgage Assn., Discount Notes:
1.60%
 5.51%, 1/14/97.................................  $10,000,000         9,978,572
 5.48%, 1/15/97.................................   10,000,000         9,977,167
                                                                 --------------
                                                                     19,955,739
                                                                 --------------
United States Treasury Bills: 1.28%
 4.975%, 1/16/97................................    3,000,000(a)      2,993,629
 4.99%, 1/16/97.................................    1,000,000(a)        997,876
 4.995%, 1/23/97................................    1,000,000(a)        996,917
 4.80%, 2/6/97..................................    1,000,000(a)        995,030
 5.00%, 2/13/97.................................    7,000,000(a)      6,960,939
 4.84%, 3/6/97..................................    1,000,000(a)        991,355
 4.91%, 3/6/97..................................    1,000,000(a)        991,355
 4.94%, 3/6/97..................................    1,000,000(a)        991,355
                                                                 --------------
                                                                     15,918,456
                                                                 --------------
Total Short-Term Obligations
 (Cost $35,874,720).........................................         35,874,195
                                                                 --------------
REPURCHASE AGREEMENTS: 6.82%
With Morgan Stanley & Co., Inc., (dated
12/31/96), 6.625%, due 1/2/97 (Repurchase
proceeds $42,015,458); collateralized by:
$42,817,672 Federal Home Loan Mortgage
Corporation, 5.50%-9.00%, 9/1/99-1/1/2026
(Market value $43,392,217)......................   42,000,000        42,000,000
With Prudential Securities Inc., (dated
12/31/96), 6.625%, due 1/2/97 (Repurchase
proceeds $42,930,795); collateralized by:
$41,714,901 Federal Home Loan Mortgage
Corporation, 5.64%-9.50% , 1/1/2017-9/1/2026
(Market value $43,773,300)......................   42,915,000        42,915,000
                                                                 --------------
Total Repurchase Agreements
(Cost $84,915,000)..........................................         84,915,000
                                                                 --------------
Total Investments in Securities
(Cost $1,034,497,266).......................................      1,180,859,807
                                                                 --------------


        Number    Value
  of Contracts (Note 2)
-------------------------------------------------------------------------------
Unrealized Depreciation on Futures Contracts: (0.30)%
Standard & Poor's 500
March 1997 Short futures ................................. (528) $(3,097,263)
Mid-Cap 400 March 1997 Short futures ..................... (961)    (577,512)
                                                                 -----------
Total Unrealized Depreciation on
Futures Contracts (b)..........................................   (3,674,775)
                                                                 -----------

Total Investments
(Cost $1,034,497,266)...................................  94.50%  1,177,185,032
Other Assets............................................   5.77      71,881,741
                                                         ------  --------------
 Total Assets........................................... 100.27%  1,249,066,773
 Total Liabilities (Note 6).............................  (0.27)     (3,363,578)
                                                         ------  --------------
Net Assets (Note 7)..................................... 100.00% $1,245,703,195
                                                         ======  ==============

 *Non-income producing security.
(a)Pledged as collateral for futures transactions.
(b) The market value represented by the short futures was $319,844,300 (representing 25.68% of the Fund's net assets) with proceeds of $316,169,525.

For Federal income tax purposes, the tax basis of investments owned at December 31, 1996 was $1,034,978,434 and net unrealized appreciation on investments consisted of :

Gross unrealized appreciation..................................... $153,732,924
Gross unrealized depreciation.....................................  (11,526,326)
                                                                   ------------
Net unrealized appreciation....................................... $142,206,598
                                                                   ============


                      See notes to financial statements.

            ZWEIG STRATEGY FUND

                      Statement of Assets and Liabilities
                        December 31, 1996 (in thousands)

Assets:
Investments in securities at value (identified cost $1,034,497--
 Note 1) ..........................................................  $1,180,860
Cash...............................................................         233
Receivables:
  Investment securities sold.......................................      59,492
  Capital shares sold..............................................       1,269
  Dividends and interest...........................................       2,453
  Variation margin.................................................       4,760
--------------------------------------------------------------------------------
    Total Assets...................................................   1,249,067
--------------------------------------------------------------------------------
Liabilities:
Payables:
  Capital shares redeemed..........................................       2,121
  Advisory fee.....................................................          51
  Distribution and service fees....................................         707
  Accrued expenses.................................................         485
--------------------------------------------------------------------------------
    Total Liabilities..............................................       3,364
--------------------------------------------------------------------------------
Net Assets.........................................................  $1,245,703
--------------------------------------------------------------------------------
Net Assets Consist of:
Capital paid-in....................................................  $1,073,247
Accumulated net investment loss....................................        (172)
Undistributed net realized gain....................................      29,940
Net unrealized appreciation of investments.........................     142,688
--------------------------------------------------------------------------------
Net Assets.........................................................  $1,245,703
--------------------------------------------------------------------------------
Class A Shares
Net asset value ("NAV") and redemption price per share
 ($581,148,865/38,726,809 shares)..................................  $    15.01
                                                                     ==========
Maximum public offering price per share-NAV/(1-maximum sales
 charge) ($15.01/.945).............................................  $    15.88
                                                                     ==========
Class B Shares
Net asset value and offering price per share ($42,317,298/2,808,293
 shares)...........................................................  $    15.07
                                                                     ==========
Redemption price per share.........................................      *
                                                                     ==========
Class C Shares
Net asset value and offering price per share
 ($621,333,957/41,324,620 shares)..................................  $    15.04
                                                                     ==========
Redemption price per share.........................................      *
                                                                     ==========
Class I Shares
Net asset value, offering and redemption price per share
 ($903,075/59,914 shares)..........................................  $    15.07
                                                                     ==========

* Varies by length of time shares are held. (Note 3b)

                       See notes to financial statements.

          ZWEIG APPRECIATION FUND

                Statement of Net Assets as of December 31, 1996

                                                             Number        Value
                                                          of Shares     (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS: 84.55%
Advertising: 0.01%
Ackerley Communications Inc. ............................    3,200  $     37,600
                                                                    ------------
Aerospace: 1.00%
*Moog Inc., Class A......................................   21,600       504,900
*RMI Titanium Co. .......................................   93,500     2,629,687
*Sequa Corp., Class A....................................   20,990       823,858
*Wyman-Gordon Co. .......................................   48,300     1,074,675
                                                                    ------------
                                                                       5,033,120
                                                                    ------------
Airlines: 2.78%
*Alaska Air Group Inc. ..................................   59,200     1,243,200
*America West Airlines Inc., Class B.....................    2,600        41,275
*AMR Corp. ..............................................   40,800     3,595,500
British Airways Plc., ADR................................   26,300     2,702,325
Delta Air Lines Inc. ....................................   38,800     2,749,950
KLM Royal Dutch Airlines N.V., ADR.......................   51,141     1,425,555
*UAL Corp. ..............................................   16,800     1,050,000
*USAir Group Inc. .......................................   53,400     1,248,225
                                                                    ------------
                                                                      14,056,030
                                                                    ------------
Automobiles: 1.21%
Chrysler Corp. ..........................................  108,904     3,593,832
Ford Motor Co. ..........................................   13,000       414,375
General Motors Corp. ....................................   36,500     2,034,875
Volvo AB, ADR............................................    3,900        84,825
                                                                    ------------
                                                                       6,127,907
                                                                    ------------
Automotive Parts and Equipment: 1.46%
Apogee Enterprises Inc. .................................   27,200     1,081,200
Arvin Industries Inc. ...................................    7,200       178,200
Barnes Group Inc. .......................................   21,500     1,290,000
Borg-Warner Automotive Inc. .............................    8,500       327,250
Carlisle Companies Inc. .................................    8,000       484,000
Dana Corp. ..............................................   25,400       828,675
*Desc S.A., ADS..........................................   21,400       470,800
Johnson Controls Inc. ...................................   15,100     1,251,413
Smith (A.O.) Corp. ......................................    9,200       274,850
SPX Corp. ...............................................    5,100       197,625
Wynn's International Inc. ...............................   31,800     1,005,675
                                                                    ------------
                                                                       7,389,688
                                                                    ------------
Banks: 7.66%
Allied Irish Banks Plc, ADR..............................    4,400       172,700
Banco Latinoamericana de Export "E'......................   11,100       563,325
Bancorp Hawaii Inc. .....................................   14,600       613,200
Bank Of Montreal, ADR....................................   32,100     1,023,187
BankAmerica Corp. .......................................   38,000     3,790,500
Banponce Corp. ..........................................  104,500     3,526,875
Barclays Plc., ADR.......................................    2,300       158,125
City National Corp. .....................................   42,300       914,738
Community First Bankshares Inc. .........................   15,800       434,500
Corporacion Banc Espana, ADS.............................      400         9,000
Corus Bankshares Inc. ...................................   13,400       432,150
Cullen Frost Bankers Inc. ...............................   19,300       641,725
CVB Financial Corp. .....................................    1,381        28,828
FNB Corp. ...............................................    2,500        57,500
First American Corp. Tennessee...........................    3,200       184,400
First Citizens BancShares Inc., Class A..................    2,000       154,000
First Empire State Corp. ................................    4,100     1,180,800
First Union Corp. .......................................   11,784       872,016
Firstbank Puerto Rico....................................   24,212       629,512
Hibernia Corp., Class A..................................  114,400     1,515,800
*Imperial Bancorp........................................   32,532       780,768
NationsBank Corp. .......................................   36,700     3,587,425
North Fork Bancorp.......................................   80,856     2,880,495
Peoples Heritage Financial Group.........................   54,000     1,512,000
Provident Bancorp........................................      525        17,850
Provident Bankshares Corp. ..............................   11,600       452,400
Republic New York Corp. .................................   30,100     2,456,913

                                                             Number        Value
                                                          of Shares     (Note 2)
--------------------------------------------------------------------------------
Riggs National Corp. ....................................  100,200  $  1,728,450
Santa Monica Bank........................................   24,180       411,060
Security Capital Corp. ..................................      800        59,000
*Silicon Valley Bancshares...............................   25,600       825,600
SouthTrust Corp. ........................................   29,925     1,043,634
Sterling Bancorp.........................................   33,730       497,517
Sumitomo Bank Of California..............................    4,900       122,500
Trust Company of New Jersey..............................   11,100       155,400
UMB Financial Corp. .....................................    1,890        76,545
Union Planters Corp. ....................................   12,802       499,278
UnionBancal Corp. .......................................   26,800     1,420,400
UST Corp. ...............................................   78,700     1,623,187
Westamerica Bancorp......................................   24,300     1,403,325
Westpac Banking Corp., ADR...............................    7,600       216,600
                                                                    ------------
                                                                      38,673,228
                                                                    ------------
Building Materials and Products: 2.74%
Ameron International Inc. ...............................   15,200       784,700
Centex Construction Products Inc. .......................   38,044       684,792
Florida Rock Industries Inc. ............................   21,500       704,125
Lafarge Corp. ...........................................   47,600       957,950
*Lamson & Sessions Co. ..................................   79,300       574,925
*Lone Star Industries Inc. ..............................   55,100     2,031,812
Medusa Corp. ............................................   21,600       742,500
*Mestek Inc. ............................................   44,200       729,300
*NCI Building Systems Inc. ..............................   19,400       669,300
*Nortek Inc. ............................................   42,500       850,000
Puerto Rican Cement Inc. ................................   11,200       350,000
Republic Group Inc. .....................................   48,800       762,500
Schuller Corp. ..........................................   49,200       522,750
Shelter Components Corp. ................................   66,858       819,011
Southdown Inc. ..........................................   46,400     1,444,200
*USG Corp. ..............................................   17,400       589,425
Vulcan Materials Co. ....................................   10,300       627,013
                                                                    ------------
                                                                      13,844,303
                                                                    ------------
Casino Operators: 0.10%
*MGM Grand Inc. .........................................   14,600       509,175
                                                                    ------------
Catalog Distribution: 0.00%
*National Media Corp. ...................................    1,200         8,400
                                                                    ------------
Chemicals: 1.39%
*AEP Industries Inc. ....................................   14,849       816,695
Akzo Nobel, ADR..........................................    7,800       526,500
Cambrex Corp. ...........................................   40,800     1,336,200
*Cytec Industries Inc. ..................................   18,600       755,625
*International Specialty Products Inc. ..................   26,900       329,525
Rohm & Haas Co. .........................................   18,700     1,526,387
Shanghai Petrochemical, ADR..............................    5,500       161,562
Stepan Co. ..............................................   16,500       336,188
Terra Industries Inc. ...................................   82,900     1,222,775
                                                                    ------------
                                                                       7,011,457
                                                                    ------------
Coal Mining: 0.07%
Zeigler Coal Holdings Co. ...............................   17,300       369,787
                                                                    ------------
Commercial Services: 0.33%
*Berlitz International Inc. .............................   22,922       478,497
*Pinkertons Inc. ........................................    2,900        72,862
*Volt Information Sciences Inc. .........................    5,100       223,125
World Fuel Services Corp. ...............................   41,150       915,588
                                                                    ------------
                                                                       1,690,072
                                                                    ------------
Computers and Software: 1.53%
*Advanced Logic Research Inc. ...........................   28,700       355,162
*CACI International Inc., Class A........................   13,500       283,500
*Chips & Technologies Inc. ..............................   67,300     1,228,225
Computer Data Systems Inc. ..............................   22,600       683,650
Computervision Corp. ....................................   60,700       561,475
*Data General Corp. .....................................   42,800       620,600
*Platinum Software Corp. ................................   56,300       668,562
*Siliconix Inc. .........................................   17,400       408,900

          ZWEIG APPRECIATION FUND

                Statement of Net Assets as of December 31, 1996
                                  (Continued)

                                                             Number        Value
                                                          of Shares     (Note 2)
--------------------------------------------------------------------------------
Computers and Software (Continued)
*Standard Microsystems Corp. ............................   5,700   $     54,150
*Storage Technology Corp. ...............................  29,400      1,400,175
*Tandem Computers Inc. ..................................  51,500        708,125
*Xicor Inc. .............................................  72,200        740,050
                                                                    ------------
                                                                       7,712,574
                                                                    ------------
Conglomerates: 1.28%
Canadian Pacific Ltd. ...................................  76,900      2,037,850
Loews Corp. .............................................  45,200      4,260,100
Montedison S.P.A., ADR...................................  25,114        163,241
                                                                    ------------
                                                                       6,461,191
                                                                    ------------
Construction Equipment: 1.03%
AGCO Corp. ..............................................  13,100        374,987
Cascade Corp. ...........................................  55,800        899,775
Case Corp. ..............................................   7,700        419,650
Caterpillar Inc. ........................................   6,800        511,700
*Gardner Denver Machinery Inc. ..........................  47,200      1,616,600
Lindsay Manufacturing Co. ...............................  11,100        518,925
Manitowoc Company Inc. ..................................   5,000        202,500
Oshkosh Truck Corp., Class B.............................  44,300        470,687
PACCAR Inc. .............................................   3,100        210,800
                                                                    ------------
                                                                       5,225,624
                                                                    ------------
Containers and Packaging: 0.51%
Caraustar Industries Inc. ...............................  38,800      1,290,100
*Grupo Indl Durango ADS..................................  43,266        459,701
*Owens-Illinois Inc. ....................................  18,600        423,150
Rock-Tenn Company........................................  19,780        390,655
                                                                    ------------
                                                                       2,563,606
                                                                    ------------
Electrical Products: 0.42%
*Genlyte Group Inc. .....................................  57,900        723,750
Kollmorgen Corp. ........................................  32,640        359,040
Kuhlman Corp. ...........................................  27,300        528,938
*Powell Industries Inc. .................................   3,300         45,787
Thomas Industries Inc. ..................................  21,760        454,240
                                                                    ------------
                                                                       2,111,755
                                                                    ------------
Electronic Distributors: 0.21%
Avnet Inc. ..............................................     300         17,475
*Bell Industries Inc. ...................................  14,335        306,411
*Inacom Corp. ...........................................  16,700        668,000
Wyle Electronics Inc. ...................................   1,900         75,050
                                                                    ------------
                                                                       1,066,936
                                                                    ------------
Electronics: 2.40%
*Applied Magnetics Corp. ................................  23,100        690,112
*Bel Fuse Inc. ..........................................  28,700        405,388
*Computer Products Inc. .................................  76,000      1,482,000
CTS Corp. ...............................................  21,900        936,225
*Electro Scientific Industries Inc. .....................  14,300        371,800
*Esterline Technologies Inc. ............................  38,700      1,011,037
*Hadco Corp. ............................................  50,300      2,464,700
Harris Corp. ............................................  21,400      1,468,575
Hitachi Ltd., ADR........................................     800         74,000
Innovex Inc. ............................................  55,400      1,495,800
*Jabil Circuit Inc. .....................................  16,200        648,000
*LTX Corp. ..............................................  28,800        169,200
*Novellus Systems Inc. ..................................   5,700        308,869
*Orbotech Ltd. ..........................................  26,000        373,750
Sony Corp., ADR..........................................   2,200        144,375
*Tech-Sym Corp. .........................................   2,800         83,300
                                                                    ------------
                                                                      12,127,131
                                                                    ------------
Engineering: 0.49%
Butler Manufacturing Company.............................  34,150      1,383,075
Granite Construction Inc. ...............................  42,800        813,200
*Layne Christensen Co. ..................................  18,400        280,600
                                                                    ------------
                                                                       2,476,875
                                                                    ------------

                                                            Number         Value
                                                         of Shares      (Note 2)
--------------------------------------------------------------------------------
Entertainment: 0.08%
*King World Productions Inc. ...........................   11,000  $     405,625
                                                                   -------------
Environmental Services: 0.36%
*Destec Energy Inc. ....................................   40,100        626,563
*Tetra Technologies Inc. ...............................   28,800        727,200
*York Research Corp. ...................................   51,000        484,500
                                                                   -------------
                                                                       1,838,263
                                                                   -------------
Farming and Milling: 0.05%
Orange Co Inc. .........................................   34,100        264,275
                                                                   -------------
Finance: 1.33%
*Americredit Corp. .....................................   20,900        428,450
Credicorp Ltd. .........................................    7,900        143,188
Equitable Companies Inc. ...............................   34,500        849,563
FINOVA Group Inc. ......................................    5,400        346,950
Fund American Enterprises Holdings......................    4,000        383,000
Investors Financial Services Corp. .....................      387         10,739
Liberty Financial Companies Inc. .......................   16,700        649,212
*Olympic Financial Ltd. ................................   38,000        546,250
Travelers Group Inc. ...................................   74,000      3,357,750
                                                                   -------------
                                                                       6,715,102
                                                                   -------------
Fluid Controls: 0.52%
Graco Inc. .............................................   33,450        819,525
Robbins & Myers Inc. ...................................   71,500      1,787,500
                                                                   -------------
                                                                       2,607,025
                                                                   -------------
Food and Beverages: 0.24%
Golden Poultry Inc. ....................................   48,700        526,569
Hudson Foods Inc., Class A..............................    4,250         80,750
IBP Inc. ...............................................   11,300        274,025
*Seneca Foods Corp., Class A............................   12,600        198,450
*Seneca Foods Corp., Class B............................    8,000        122,000
                                                                   -------------
                                                                       1,201,794
                                                                   -------------
Forest and Paper Products: 2.65%
Abitibi Price Inc. .....................................    6,200         97,650
Bowater Inc. ...........................................   26,500        997,063
Champion International Corp. ...........................   18,700        808,775
Consolidated Papers Inc. ...............................    2,300        112,988
*Fibreboard Corp. ......................................   23,783        802,676
Glatfelter (P.H.) & Co. ................................    4,900         88,200
James River Corp. ......................................   19,600        649,250
MacMillan Bloedel, Ltd. ................................  117,800      1,531,400
Mead Corp. .............................................   38,500      2,237,812
Mosinee Paper Corp. ....................................   22,780        808,690
Potlatch Corp. .........................................   16,300        700,900
Rayonier Inc. ..........................................   33,400      1,281,725
Universal Forest Products Inc. .........................   53,700        711,525
Westvaco Corp. .........................................   88,400      2,541,500
                                                                   -------------
                                                                      13,370,154
                                                                   -------------
Healthcare Facilities and Products: 0.67%
Bindley Western Industries Inc. ........................   10,700        207,312
Cardinal Health Inc. ...................................    2,089        121,684
Health Images Inc. .....................................   68,200      1,133,825
ICN Pharmaceuticals Inc. ...............................   18,000        353,250
*OrNda Healthcorp.......................................   40,400      1,181,700
*Sierra Health Services Inc. ...........................    3,000         73,875
*Universal Health Services Inc., Class B................   11,700        334,912
                                                                   -------------
                                                                       3,406,558
                                                                   -------------
Homebuilding and Land Development: 1.28%
Centex Corp. ...........................................   16,800        632,100
*Champion Enterprises Inc. .............................  112,536      2,194,452
Continental Homes Holding Corp. ........................   41,700        886,125
Forest City Enterprises., Class A.......................    6,500        393,250
M.D.C. Holdings Inc. ...................................   76,000        655,500
Skyline Corp. ..........................................   22,075        546,356
*Southern Energy Homes Inc. ............................   29,700        341,550

                                                             Number        Value
                                                          of Shares     (Note 2)
--------------------------------------------------------------------------------
Homebuilding and Land Development (Continued)
*U.S. Home Corp. ........................................  27,700   $    720,200
U.S. Home Corp., Warrants................................   7,529         60,232
Webb (Del) Corp. ........................................   1,700         27,838
                                                                    ------------
                                                                       6,457,603
                                                                    ------------
Household Furnishings and Products: 1.24%
Ab Electrolux., ADR......................................   5,900        340,725
Bush Industries Inc., Class A............................  32,250        620,812
Ethan Allen Interiors Inc. ..............................  14,700        565,950
Fedders Corp. ...........................................  71,300        445,625
*Furniture Brands International Inc. ....................   5,200         72,800
Harman International Industries Inc. ....................  16,130        897,231
*Helen Of Troy Corp., Ltd. ..............................  53,300      1,172,600
Oneida Ltd. .............................................  42,700        768,600
Starrett (L.S.) Co., Class A.............................  24,800        703,700
*Syratech Corp. .........................................   9,000        283,500
Toro Co. ................................................  10,800        394,200
                                                                    ------------
                                                                       6,265,743
                                                                    ------------
Industrial Products, Services and Machinery: 1.91%
American Filtrona Corp. .................................   6,100        258,488
Ampco-Pittsburgh Corp. ..................................  60,900        730,800
Applied Power Inc., Class A..............................  24,400        966,850
Commercial Intertech Co. ................................  24,100        328,363
Furon Co. ...............................................  16,200        344,250
Gleason Corp. ...........................................  39,000      1,291,875
Green (A.P.) Industries Inc. ............................   2,000         19,500
Katy Industries Inc. ....................................  50,500        732,250
Kysor Industrial Corp. ..................................  35,600      1,161,450
Lincoln Electric Co. ....................................   8,000        263,000
MacDermid Inc. ..........................................  67,500      1,856,250
Spartech Corp. ..........................................  20,100        223,613
*Specialty Equipment Companies Inc. .....................  26,300        328,750
Tecumseh Products Co., Class A...........................  20,100      1,153,238
                                                                    ------------
                                                                       9,658,677
                                                                    ------------
Insurance: 4.74%
Ace Ltd. ................................................  18,700      1,124,337
Allmerica Financial Corp. ...............................  10,400        348,400
AMBAC Inc. ..............................................  21,600      1,433,700
American Annuity Group ..................................  75,100      1,060,787
American Bankers Insurance Group.........................  24,000      1,227,000
American Financial Group Inc. ...........................   6,500        245,375
*Bankers Life Holdings Corp. ............................   8,300        207,500
Capital Re Corp. ........................................   8,400        391,650
CIGNA Corp. .............................................   3,700        505,513
Citizens Corp. ..........................................  29,300        659,250
*CNA Financial Corp. ....................................  19,800      2,118,600
Conseco Inc. ............................................     500         31,875
*Delphi Financial Group Inc., Class A....................  21,200        625,400
Enhance Financial Services Group.........................   1,800         65,700
Equitable of Iowa Companies Inc. ........................   9,500        435,812
EXEL Limited.............................................  25,200        954,450
First American Financial Corp. ..........................  20,128        827,764
Fremont General Corp. ...................................  29,500        914,500
Life Re Corp. ...........................................   6,400        247,200
*MAIC Holdings, Inc. ....................................   5,900        199,863
MMI Companies Inc. ......................................  20,850        672,413
NAC Re Corp. ............................................   2,100         71,137
*National Western Life Insurance Co., Class A............   1,700        147,900
Nymagic Inc. ............................................  25,926        466,668
Old Republic International Corp. ........................  91,050      2,435,587
Orion Capital Corp. .....................................   6,100        372,863
Penncorp Financial Group Inc. ...........................  17,800        640,800
Pioneer Financial Services Inc. .........................  50,500      1,262,500
Presidential Life Corp. .................................  36,100        435,456
Providian Corp. .........................................  20,400      1,048,050
PXRE Corp. ..............................................  10,500        259,875
Reliance Group Holdings Inc. ............................  45,900        418,838
Reliastar Financial Corp. ...............................   5,183        299,318

                                                             Number        Value
                                                          of Shares     (Note 2)
--------------------------------------------------------------------------------
TIG Holdings Inc. .......................................   16,200  $    548,775
Transatlantic Holdings Inc. .............................   11,000       885,500
20th Century Industries Inc. ............................    4,400        74,250
United Fire & Casualty Co. ..............................    1,600        56,400
USLife Corp. ............................................    6,600       219,450
                                                                    ------------
                                                                      23,940,456
                                                                    ------------
Investment Banking and Brokerage: 4.87%
Alex Brown Inc. .........................................   46,400     3,364,000
Bear, Stearns & Co. Inc. ................................   62,760     1,749,435
Donaldson Lufkin & Jenrette Co., Inc. ...................    7,400       266,400
Edwards (A.G.) & Sons, Inc. .............................   27,700       931,412
Fahnestock Viner Holdings Inc., Class A..................   45,100       653,950
Inter-Regional Financial Group Inc. .....................   21,416       754,914
*Investment Technology Group Inc. .......................    3,500        67,375
Jefferies Group Inc. ....................................   46,200     1,865,325
Legg Mason Inc. .........................................    3,400       130,900
Lehman Brothers Holdings Inc. ...........................   74,600     2,340,575
McDonald & Company Securities, Inc. .....................   31,000     1,077,250
Merrill Lynch & Co., Inc. ...............................   22,200     1,809,300
Morgan Stanley Group Inc. ...............................   38,100     2,176,462
Paine Webber Group Inc. .................................   28,100       790,312
Quick & Reilly Group Inc. ...............................   95,074     2,840,336
Raymond James Financial Corp. ...........................   26,097       786,172
Salomon Inc. ............................................   59,800     2,818,075
Southwest Securities Group Inc. .........................   12,700       190,500
                                                                    ------------
                                                                      24,612,693
                                                                    ------------
Investment Management: 0.00%
Atalanta/Sosnoff Capital Co. ............................    1,004         8,911
                                                                    ------------
Manufacturing: 0.78%
Blount International Inc., Class A.......................    3,750       143,906
Core Industries Inc. ....................................   19,200       316,800
*Global Industrial Technologies Inc. ....................    5,600       123,900
Transtechnology Corp. ...................................   33,700       661,362
Tredegar Industries Inc. ................................   43,400     1,741,425
Trinity Industries Inc. .................................   20,100       753,750
Valmont Industries Inc. .................................    4,800       198,000
                                                                    ------------
                                                                       3,939,143
                                                                    ------------
Marine Transportation: 0.35%
Oglebay Norton Co. ......................................    9,900       433,125
*OMI Corp. ..............................................   74,400       651,000
Stolt-Nielsen S.A. ......................................   35,000       660,625
                                                                    ------------
                                                                       1,744,750
                                                                    ------------
Medical Technology: 0.58%
*Advanced Technology Labs Inc. ..........................   25,600       793,600
*Bio-Radiology Labs Inc., Class A........................   25,050       751,500
Collagen Corp. ..........................................    1,900        34,675
*Cooper Companies Inc. ..................................   78,900     1,361,025
                                                                    ------------
                                                                       2,940,800
                                                                    ------------
Metal Fabrication: 2.40%
*Avondale Industries Inc. ...............................   39,800       855,700
Commercial Metals Co. ...................................   21,533       648,682
*Gibraltar Steel Corp. ..................................   28,500       748,125
Harsco Corp. ............................................    4,200       287,700
Intermet Corp. ..........................................  134,400     2,167,200
Kaydon Corp. ............................................    9,100       428,838
*Mueller Industries Inc. ................................   45,400     1,747,900
Oregon Metallurgical Corp. ..............................   21,000       677,250
Pitt-Des Moines Inc. ....................................   15,100       628,538
Reliance Steel & Aluminum Co. ...........................   17,800       623,000
*Shiloh Industries Inc. .................................   40,500       658,125
*SPS Technologies Inc. ..................................   21,100     1,355,675
Timken Co. ..............................................   26,900     1,234,038
*Todd Shipyards Corp. ...................................    6,836        44,434
                                                                    ------------
                                                                      12,105,205
                                                                    ------------

          ZWEIG APPRECIATION FUND

                Statement of Net Assets as of December 31, 1996
                                  (Continued)

                                                             Number        Value
                                                          of Shares     (Note 2)
--------------------------------------------------------------------------------
Metals and Mining: 0.54%
*Alumax Inc. ............................................  40,500   $  1,351,687
Brush Wellman Inc. ......................................   5,400         88,425
Cyprus Amax Minerals Co. ................................   9,900        231,413
Free State Consolidated Gold Mines, ADR..................  48,000        345,000
Kloof Gold Mining Co. Ltd., ADR..........................  50,800        396,875
Phelps Dodge Corp. ......................................   1,500        101,250
*Tremont Corp. ..........................................   6,000        216,750
                                                                    ------------
                                                                       2,731,400
                                                                    ------------
Newspapers: 0.09%
Media General, Class A...................................  15,000        453,750
                                                                    ------------
Oil and Gas: 7.57%
Amerada Hess Corp. ......................................   9,000        520,875
Aquila Gas Pipeline Corp. ...............................  40,700        646,113
Atlantic Richfield Co. ..................................   3,900        516,750
*Basic Petroleum International Ltd. .....................  10,500        346,500
*Belden & Blake Corp. ...................................  44,400      1,132,200
*Benton Oil & Gas Co. ...................................  26,900        608,613
*Cliffs Drilling Co. ....................................  34,400      2,175,800
Coastal Corp. ...........................................  74,800      3,655,850
Columbia Gas Systems Inc. ...............................  50,600      3,219,425
Cross Timbers Oil Co. ...................................   7,900        198,488
El Paso Natural Gas Co. .................................  13,500        681,750
Elf Aquitaine S.A., ADR..................................  39,700      1,796,425
Eni S.P.A., ADS .........................................  14,600        753,725
Fina Inc., Class A.......................................   8,000        386,000
Helmerich & Payne Co. ...................................  10,400        542,100
Kerr-McGee Corp. ........................................  13,900      1,000,800
Lufkin Industries Inc. ..................................  26,800        670,000
Murphy Oil Corp. ........................................   4,200        233,625
Occidental Petroleum Corp. ..............................  20,800        486,200
*Oryx Energy Co. ........................................  58,000      1,435,500
Parker & Parsley Petroleum Co. ..........................  18,200        668,850
Pennzoil Co. ............................................   6,900        389,850
Phillips Petroleum Co. ..................................  36,900      1,632,825
*Plains Resources Inc. ..................................  19,200        300,000
Repsol S.A., ADR.........................................  56,700      2,161,688
*RPC Energy Services Inc. ...............................  72,860      1,092,900
*Santa Fe Energy Resources Inc. .........................  23,800        330,225
*Tesoro Petroleum Corp. .................................  89,000      1,246,000
Texaco Inc. .............................................   5,200        510,250
Tosco Corp. .............................................   6,300        498,487
*Tuboscope Vetco International Co. ......................  60,100        931,550
Union Texas Petroleum Holdings Inc. .....................  29,900        669,013
Unocal Corp. ............................................  26,700      1,084,688
USX-Marathon Group ......................................  88,300      2,108,163
*Veritas DGC Inc. .......................................  65,455      1,210,917
Vintage Petroleum Inc. ..................................   5,200        179,400
Williams Companies Inc. .................................  14,700        551,250
YPF Sociedad Anonima, ADR ...............................  66,100      1,669,025
                                                                    ------------
                                                                      38,241,820
                                                                    ------------
Pollution Control Equipment: 0.23%
BHA Group Inc., Class A..................................  23,870        384,904
*Gundle/SLT Environmental Corp. .........................  76,900        509,462
Met Pro Corp. ...........................................  21,420        286,493
                                                                    ------------
                                                                       1,180,859
                                                                    ------------
Precision Instruments: 0.93%
*Coherent Inc. ..........................................  28,600      1,208,350
Fluke Corp. .............................................   4,700        209,737
*Galileo Corp. ..........................................  57,500      1,444,688
*Genrad Inc. ............................................  15,400        358,050
Measurex Corp. ..........................................  18,200        436,800
MTS Systems Corp. .......................................  32,000        640,000
Technitrol Inc. .........................................  10,400        399,100
                                                                    ------------
                                                                       4,696,725
                                                                    ------------

                                                             Number        Value
                                                          of Shares     (Note 2)
--------------------------------------------------------------------------------
Printing and Forms: 0.67%
American Business Products Inc. .........................    1,875  $     47,109
*Gibson Greetings Inc. ..................................   36,800       722,200
Graphic Industries Inc. .................................  109,000     1,103,625
Quebecor Inc., Class A...................................   46,800       783,900
Standard Register Co. ...................................   22,206       721,695
                                                                    ------------
                                                                       3,378,529
                                                                    ------------
Publishing: 0.17%
Value Line Inc. .........................................   19,900       880,575
                                                                    ------------
Railroads: 0.33%
CSX Corp. ...............................................   39,900     1,685,775
                                                                    ------------
Real Estate Investment Trusts: 0.48%
CWM Mortgage Holdings Inc. ..............................   29,800       640,700
HRE Properties Inc. .....................................      695        12,510
Koger Equity Inc. .......................................   39,248       735,900
Public Storage Inc. .....................................   15,600       483,600
Thornburg Mortgage Asset Corp. ..........................   26,500       566,438
                                                                    ------------
                                                                       2,439,148
                                                                    ------------
Recreational Products: 0.65%
Brunswick Corp. .........................................   24,600       590,400
Coachmen Industries Inc. ................................   84,000     2,383,500
Russ Berrie & Co., Inc. .................................    7,300       131,400
*Tyco Toys Inc. .........................................   13,600       159,800
                                                                    ------------
                                                                       3,265,100
                                                                    ------------
Rental and Leasing: 1.93%
*Amerco..................................................   18,000       630,000
Comdisco Inc. ...........................................   92,450     2,935,288
*Electro Rent Corp. .....................................  123,675     3,076,416
GATX Corp. ..............................................   11,800       572,300
Interpool Inc. ..........................................    7,700       179,987
PHH Corp. ...............................................   42,300     1,818,900
PS Group Holdings Inc. ..................................   38,075       514,012
                                                                    ------------
                                                                       9,726,903
                                                                    ------------
Restaurants: 0.23%
CKE Restaurants Inc. ....................................    9,200       331,200
*Foodmaker Inc. .........................................   92,300       819,163
                                                                    ------------
                                                                       1,150,363
                                                                    ------------
Retail Trade: 2.50%
*Carson Pirie Scott & Co. ...............................   10,400       262,600
*Cole National Corp., Class A............................   26,242       688,853
Dayton Hudson Corp. .....................................   27,300     1,071,525
*Fabri-Centers of America Inc., Class A .................   41,000       661,125
*Federated Department Stores Inc. .......................   26,600       907,725
*Genesco Inc. ...........................................   23,000       212,750
Great Atlantic & Pacific Tea Co. ........................   33,700     1,074,187
*Jenny Craig Inc. .......................................   11,100        98,513
Mercantile Stores Inc. ..................................   10,800       533,250
*Meyer (Fred) Inc. ......................................   22,200       788,100
Riser Foods Inc., Class A ...............................   57,700     1,831,975
Ross Stores Inc. ........................................   39,000     1,950,000
Shopko Stores Inc. ......................................   27,200       408,000
*Smiths Food & Drug Centers Inc., Class B................    1,019        31,589
*Waban Inc. .............................................   16,700       434,200
*Wet Seal Inc., Class A..................................   23,500       502,312
*Woolworth Corp. ........................................   40,200       879,375
*Zale Corp. .............................................   16,200       309,825
                                                                    ------------
                                                                      12,645,904
                                                                    ------------
Savings and Loan Associations: 2.09%
Astoria Financial Corp. .................................   31,600     1,165,250
*California Federal Bank Corp. ..........................   78,400     1,920,800
Coast Savings Financial Inc. ............................    6,900       252,713
Commercial Federal Corp. ................................    7,000       336,000
*Dime Bancorp Inc. ......................................   27,200       401,200
*Firstfed Financial Corp. ...............................   27,400       602,800

                                                             Number        Value
                                                          of Shares     (Note 2)
--------------------------------------------------------------------------------
Savings and Loan Associations (Continued)
Golden West Financial Corp. .............................    5,600  $    353,500
MAF Bancorp Inc. ........................................   15,000       521,250
New York Bancorp Inc. ...................................    4,500       174,375
RCSB Financial Inc. .....................................   48,800     1,415,200
Sovereign Bancorp Inc. ..................................   59,300       778,313
T.R. Financial Corp. ....................................   35,000     1,242,500
TCF Financial Corp. .....................................      900        39,150
Washington Mutual Inc. ..................................   12,800       554,400
Westcorp Inc. ...........................................   37,590       822,281
                                                                    ------------
                                                                      10,579,732
                                                                    ------------
Shoes: 0.02%
*Vans Inc. ..............................................    5,000        62,500
Weyco Group Inc. ........................................      800        32,200
                                                                    ------------
                                                                          94,700
                                                                    ------------
Steel: 3.08%
AK Steel Holdings Corp. .................................   46,100     1,826,712
British Steel Plc, ADS...................................  101,700     2,796,750
Carpenter Technology Corp. ..............................   18,600       681,225
Chaparral Steel Co. .....................................   69,200       839,050
Cleveland Cliffs Inc. ...................................   29,600     1,343,100
Lone Star Technologies Inc. .............................   61,200     1,040,400
Oregon Steel Mills Inc. .................................   11,100       185,925
Pohang Iron & Steel Co., ADR.............................   24,100       488,025
Quanex Corp. ............................................   46,100     1,261,988
Roanoke Electric Steel Corp. ............................   45,100       755,425
Texas Industries Inc. ...................................   40,700     2,060,437
*Tubos De Acero de Mexico, ADR...........................  137,500     2,182,812
*WHX Corp. ..............................................   10,700        94,963
                                                                    ------------
                                                                      15,556,812
                                                                    ------------
Telecommunications: 2.10%
*Atlantic Tele-Network Inc. .............................   41,800       637,450
British Telecommunications Plc., ADR.....................   16,600     1,139,175
Portugal Telecommunications S.A., ADR....................    5,400       152,550
Tadiran Ltd., ADR........................................   33,000       928,125
Tele Danmark A.S., ADS...................................   81,000     2,207,250
Telefonica de Espana S.A., ADS...........................   48,700     3,372,475
Telefonos de Mexico S.A., ADS............................   65,600     2,164,800
                                                                    ------------
                                                                      10,601,825
                                                                    ------------
Textiles: 0.20%
Guilford Mills Inc. .....................................   24,400       649,650
Johnston Industries Inc. ................................    3,506        25,418
Springs Industries Inc., Class A.........................    8,000       344,000
                                                                    ------------
                                                                       1,019,068
                                                                    ------------
Tobacco: 0.67%
*Culbro Corp. ...........................................      528        34,254
RJR Nabisco Holdings Corp. ..............................   79,800     2,713,200
Universal Corp. .........................................   19,900       639,287
                                                                    ------------
                                                                       3,386,741
                                                                    ------------
Utilities: 8.80%
Allegheny Power Systems Inc. ............................   27,000       820,125
American Water Works Inc. ...............................    9,800       202,125
Atmos Energy Corp. ......................................    2,900        69,238
Baltimore Gas & Electric Co. ............................   39,800     1,064,650
Boston Edison Co. .......................................   32,200       865,375
California Water Service Co. ............................   16,500       693,000
Centerior Energy Corp. ..................................   48,700       523,525
Central Maine Power Co. .................................    9,600       111,600
Citizens Utilities Co. ..................................   15,646       174,062
CMS Energy Corp. ........................................   36,400     1,223,950
Commonwealth Energy Systems Corp. .......................   19,500       458,250
DQE Inc. ................................................   10,200       295,800
Eastern Enterprises Inc. ................................   15,700       555,387
Edison International Inc. ...............................  174,700     3,472,163
Empresa Nacionale de Electricidad, ADR...................    3,900       273,000

                                                          Number           Value
                                                       of Shares        (Note 2)
--------------------------------------------------------------------------------
Enersis S.A., ADS....................................     16,200    $    449,550
Entergy Corp. .......................................    129,600       3,596,400
GPU Inc. ............................................     16,300         548,088
*Huaneng Power International Inc., ADR ..............     31,200         702,000
Illinova Corp. ......................................     55,200       1,518,000
Interstate Power Co. ................................     30,600         887,400
IPALCO Enterprises Inc. .............................     37,400       1,019,150
Korea Electric Power Co., ADR........................     20,500         420,250
KU Energy Corp. .....................................      5,700         171,000
Laclede Gas Co. .....................................      2,400          57,900
Long Island Lighting Co. ............................     51,300       1,135,012
MidAmerican Energy Holdings Co. .....................     34,600         549,275
National Fuel Gas Co. ...............................     19,700         812,625
New England Electric Systems Co. ....................     22,500         784,687
New York State Electric & Gas Co. ...................     39,600         856,350
NorAm Energy Corp. ..................................     65,400       1,005,525
NUI Corp. ...........................................     37,100         839,388
ONEOK Inc. ..........................................      8,200         246,000
Pacific Gas & Electric Co. ..........................     23,000         483,000
Pacificorp ..........................................     23,300         477,650
Peoples Energy Corp. ................................     23,400         792,675
Pinnacle West Capital Corp. .........................     67,100       2,130,425
Portland General Corp. ..............................     73,700       3,095,400
Powergen Plc, ADR....................................      4,500         177,750
PP&L Resources Inc. .................................     19,600         450,800
Public Service Co. of New Mexico.....................     19,300         378,762
Public Services Enterprise Group ....................     18,500         504,125
Shandong Huaneng Ltd., ADR ..........................     61,916         603,681
Sierra Pacific Resources Inc. .......................     14,400         414,000
Texas Utilities Co. .................................     43,700       1,780,775
TNP Enterprises Inc. ................................     66,200       1,812,225
Unicom Corp. ........................................     52,800       1,432,200
United Illuminating Co. .............................     21,900         687,113
UtiliCorp United Inc. ...............................     19,000         513,000
Washington Gas Light Co. ............................     23,300         527,162
Washington Water Power Co. ..........................     15,900         296,137
Westcoast Energy Inc. ...............................     36,100         604,675
WICOR Inc. ..........................................      5,700         204,487
WPL Holdings Inc. ...................................     24,600         691,875
                                                                    ------------
                                                                      44,458,767
                                                                    ------------
Wholesale Distributors: 0.60%
Bearings Inc. .......................................     15,300         426,488
Hughes Supply Inc. ..................................     35,400       1,526,625
*Rexel Inc. .........................................     19,400         307,975
*United Stationers Inc. .............................     38,400         748,800
                                                                    ------------
                                                                       3,009,888
                                                                    ------------
Total Common Stocks
(Cost $331,555,019).............................................     427,163,620
                                                                    ------------
                                                       Principal
                                                          Amount
                                                      ----------
SHORT-TERM OBLIGATIONS: 0.99%
United States Treasury Bills: 0.99%
 4.975%, 1/16/97..................................... $2,000,000(a)    1,995,753
 4.99%, 1/16/97......................................  1,000,000(a)      997,876
 5.00%, 2/13/97......................................  1,000,000(a)      994,420
 4.91%, 3/6/97.......................................  1,000,000(a)      991,355
                                                                    ------------
                                                                       4,979,404
                                                                    ------------
Total Short-Term Obligations
 (Cost $4,979,074)..............................................       4,979,404
                                                                    ------------

          ZWEIG APPRECIATION FUND

                Statement of Net Assets as of December 31, 1996
                                  (Concluded)

                                                         Principal
                                                            Amount
                                                         or Number         Value
                                                      of Contracts      (Note 2)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 14.07%
With Morgan Stanley & Co., Inc., (dated 12/31/96),
6.625%, due 1/2/97 (Repurchase proceeds
$36,084,276); collateralized by: $36,381,893 Federal
Home Loan Mortgage Corporation, 6.50%-9.50%,
2/1/2003-9/1/2033 (Market value $38,059,077)........  $36,071,000   $ 36,071,000
With Prudential Securities Inc., (dated 12/31/96),
6.625%, due 1/2/97 (Repurchase proceeds
$35,012,882); collateralized by: $34,790,310 Federal
National Mortgage Association, 6.089%-8.00% ,
10/1/2016-4/1/2035 (Market value $35,700,000).......   35,000,000     35,000,000
                                                                    ------------
Total Repurchase Agreements
(Cost $71,071,000)...............................................     71,071,000
                                                                    ------------
Unrealized Appreciation (Depreciation) on Futures
Contracts: (0.11)%
Standard & Poor's 500
March 1997 Short futures ...........................         (200)      (567,471)
Mid-Cap 400 March 1997 Short futures ...............         (391)        32,364
                                                                    ------------
Net Unrealized Depreciation on Futures Contracts (b).............       (535,107)
                                                                    ------------

Total Investments
(Cost $407,605,093).......................................  99.50%  502,678,917
Other Assets..............................................   0.76     3,825,905
                                                           ------  ------------
 Total Assets............................................. 100.26%  506,504,822
 Total Liabilities (Note 6)...............................  (0.26)   (1,303,980)
                                                           ------  ------------
Net Assets (Note 7)....................................... 100.00% $505,200,842
                                                           ======  ============


                      See notes to financial statements.



-------------------------------------------------------------------------------
Class A Shares
Net asset value ("NAV") and redemption price per share
($275,934,628/17,354,136 shares)........................................ $15.90
                                                                         ======
Maximum public offering price per share-NAV/(1-maximum
sales charge) ($15.90/.945)............................................. $16.83
                                                                         ======
Class B Shares
Net asset value and offering price per share
($8,350,453/527,888 shares)............................................. $15.82
                                                                         ======
Redemption price per share..............................................   **
                                                                         ======
Class C Shares
Net asset value and offering price per share
($218,713,920/13,848,715 shares)........................................ $15.79
                                                                         ======
Redemption price per share..............................................   **
                                                                         ======
Class I Shares
Net asset value, offering and redemption price per share
 ($2,201,841/137,303 shares)............................................ $16.04
                                                                         ======

-------------------------------------------------------------------------------
 * Non-income producing security.
** Varies by length of time shares are held. (Note 3b)
(a) Pledged as collateral for futures transactions.
(b) The market value represented by the short futures was $124,615,300 (repesenting 24.67% of the Fund's net assets) with proceeds of $124,080,193.

For Federal income tax purposes, the tax basis of investments owned at December 31, 1996 was $407,702,282 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation...................................... $99,748,066
Gross unrealized depreciation......................................  (4,771,431)
                                                                    -----------
Net unrealized appreciation........................................ $94,976,635
                                                                    ===========

            ZWEIG MANAGED ASSETS

                Statement of Net Assets as of December 31, 1996

                                                          Number        Value
                                                       of Shares     (Note 2)
-----------------------------------------------------------------------------
COMMON STOCKS: 46.41%
                            UNITED STATES: 21.62%
Aerospace: 0.34%
Textron Inc. .........................................   6,400   $    603,200
United Technologies Corp. ............................  19,000      1,254,000
                                                                 ------------
                                                                    1,857,200
                                                                 ------------
Airlines: 0.07%
Southwest Airlines Corp. .............................  16,800        371,700
                                                                 ------------
Automobiles: 0.74%
Ford Motor Co. .......................................  60,400      1,925,250
General Motors Corp. .................................  38,500      2,146,375
                                                                 ------------
                                                                    4,071,625
                                                                 ------------
Banks: 1.50%
BankAmerica Corp. ....................................  32,000      3,192,000
Bankers Trust NY Corp. ...............................   6,000        517,500
Mellon Bank Corp. ....................................  12,100        859,100
Morgan (J.P.) & Co. ..................................  17,500      1,708,437
PNC Bank Corp. .......................................  31,700      1,192,712
US Bancorp ...........................................  17,000        763,938
                                                                 ------------
                                                                    8,233,687
                                                                 ------------
Biotechnology: 0.06%
*Chiron Corp. ........................................  17,800        331,525
                                                                 ------------
Broadcasting: 0.23%
Comcast Corp., Class A................................  17,800        313,725
*Viacom Inc., Class B.................................  27,700        966,038
                                                                 ------------
                                                                    1,279,763
                                                                 ------------
Chemicals: 0.70%
IMC Global Inc. ......................................  13,500        528,187
Olin Corp. ...........................................   7,300        274,662
PPG Industries Inc. ..................................  26,800      1,504,150
Rohm & Haas Co. ......................................   9,500        775,438
Union Carbide Corp. ..................................  18,600        760,275
                                                                 ------------
                                                                    3,842,712
                                                                 ------------
Computers and Software: 0.75%
*Compaq Computer Corp. ...............................   2,600        193,050
*Dell Computer Corp. .................................  12,000        637,500
*Oracle Corp. ........................................  67,600      2,822,300
*Sybase Inc. .........................................  15,000        250,313
*Unisys Corp. ........................................  33,000        222,750
                                                                 ------------
                                                                    4,125,913
                                                                 ------------
Conglomerates: 0.16%
Tenneco Inc. .........................................  19,700        888,962
                                                                 ------------
Construction Equipment: 0.06%
Stewart & Stevenson Inc. .............................  10,700        311,638
                                                                 ------------
Containers: 0.15%
Stone Container Corp. ................................  17,500        260,312
Temple-Inland Inc. ...................................   9,900        535,838
                                                                 ------------
                                                                      796,150
                                                                 ------------
Electrical Equipment: 0.64%
*American Power Conversion Corp.......................  30,300        825,675
Westinghouse Electric Corp. ..........................  78,600      1,562,175
Whirlpool Corp. ......................................  24,100      1,123,663
                                                                 ------------
                                                                    3,511,513
                                                                 ------------
Electronics: 1.88%
Intel Corp. ..........................................  47,000      6,154,063
Micron Technology Corp. ..............................  13,900        404,837
Motorola Inc. ........................................  33,800      2,074,475
Tyco International Ltd. ..............................  22,500      1,189,688

                                                             Number        Value
                                                          of Shares     (Note 2)
--------------------------------------------------------------------------------
*Western Digital Corp. ..................................    3,000  $    170,625
Xilinx Inc. .............................................   10,200       375,488
                                                                    ------------
                                                                      10,369,176
                                                                    ------------
Engineering: 0.26%
Harnischfeger Industries Inc. ...........................   30,200     1,453,375
                                                                    ------------
Entertainment: 0.39%
Time Warner Inc. ........................................   57,200     2,145,000
                                                                    ------------
Finance: 1.52%
Federal National Mortgage Association....................  106,400     3,963,400
Greentree Financial Corp. ...............................   11,500       444,187
MBNA Corp. ..............................................   21,700       900,550
Travelers Group Inc. ....................................   67,400     3,058,275
                                                                    ------------
                                                                       8,366,412
                                                                    ------------
Food and Beverages: 1.20%
ConAgra Inc. ............................................   28,800     1,432,800
Coors (Adolph) Co., Class B..............................   16,200       307,800
Lancaster Colony Inc. ...................................    5,300       243,800
Pepsico Inc. ............................................  133,200     3,896,100
Tyson Foods Inc., Class A................................   20,900       715,825
                                                                    ------------
                                                                       6,596,325
                                                                    ------------
Forest and Paper Products: 0.70%
Boise Cascade Corp. .....................................   55,600     1,765,300
Weyerhaeuser Co. ........................................   29,500     1,397,563
Willamette Industries Inc. ..............................    9,800       682,325
                                                                    ------------
                                                                       3,845,188
                                                                    ------------
Hospitals and Healthcare: 1.28%
*Foundation Health Corp. ................................   20,700       657,225
Oxford Health Plans Inc. ................................   56,200     3,291,212
*Tenet Healthcare Corp. .................................   64,100     1,402,188
*United Healthcare Corp. ................................   37,900     1,705,500
                                                                    ------------
                                                                       7,056,125
                                                                    ------------
Household Products: 0.62%
Gillette Co. ............................................   38,900     3,024,475
Newell Co. ..............................................   12,900       406,350
                                                                    ------------
                                                                       3,430,825
                                                                    ------------
Insurance: 0.38%
Conseco Inc. ............................................   14,700       937,125
UNUM Corp. ..............................................   16,000     1,156,000
                                                                    ------------
                                                                       2,093,125
                                                                    ------------
Investment Banking and Brokerage: 0.16%
Merrill Lynch & Co., Inc.................................    7,500       611,250
Paine Webber Group Inc. .................................    9,800       275,625
                                                                    ------------
                                                                         886,875
                                                                    ------------
Metals and Mining: 0.19%
Allegheny Teledyne Inc. .................................   25,892       595,516
Reynolds Metals Inc. ....................................    7,500       422,813
                                                                    ------------
                                                                       1,018,329
                                                                    ------------
Natural Gas: 0.11%
Sonat Inc. ..............................................   12,300       633,450
                                                                    ------------
Office Automation and Equipment: 0.07%
Xerox Corp...............................................    7,500       394,688
                                                                    ------------
Oil and Gas: 1.03%
Enron Corp. .............................................   36,100     1,556,812
Exxon Corp. .............................................   10,800     1,058,400
Mobil Corp. .............................................    3,400       415,650
Union Texas Petroleum Holdings Inc.......................   25,900       579,512
USX-Marathon Group.......................................   85,400     2,038,925
                                                                    ------------
                                                                       5,649,299
                                                                    ------------

            ZWEIG MANAGED ASSETS

                Statement of Net Assets as of December 31, 1996
                                  (Continued)

                                                          Number        Value
                                                       of Shares     (Note 2)
-----------------------------------------------------------------------------
Pharmaceuticals: 2.50%
Merck & Co. ..........................................   78,900  $  6,252,825
Pfizer Inc. ..........................................   52,000     4,309,500
Pharmacia & Upjohn Inc. ..............................   30,000     1,188,750
Schering-Plough Inc. .................................   30,800     1,994,300
                                                                 ------------
                                                                   13,745,375
                                                                 ------------
Printing and Publishing: 0.07%
Knight-Ridder Inc. ...................................   10,000       382,500
                                                                 ------------
Railroads: 0.19%
Conrail Inc. .........................................   10,400     1,036,100
                                                                 ------------
Retail Trade: 0.25%
Nike Inc., Class B....................................   12,700       758,825
Sears, Roebuck and Co. ...............................    4,500       207,562
Wal-Mart Stores Co. ..................................   18,200       416,325
                                                                 ------------
                                                                    1,382,712
                                                                 ------------
Savings and Loan Associations: 0.09%
Ahmanson (H.F.) & Co. ................................    7,700       250,250
Great Western Financial Corp. ........................    9,000       261,000
                                                                 ------------
                                                                      511,250
                                                                 ------------
Telecommunications: 1.77%
Bay Networks Inc. ....................................   68,100     1,421,587
MCI Communications Corp. .............................  198,500     6,488,469
*Tele-Communications Corp., Class A...................   54,300       709,294
*Worldcom Inc. .......................................   43,400     1,131,112
                                                                 ------------
                                                                    9,750,462
                                                                 ------------
Tobacco: 0.39%
Philip Morris Companies...............................   16,900     1,903,363
UST Inc. .............................................    7,000       226,625
                                                                 ------------
                                                                    2,129,988
                                                                 ------------
Utilities: 1.17%
Centerior Energy Corp. ...............................   42,900       461,175
CMS Energy Corp. .....................................   32,700     1,099,537
Northeast Utilities Corp. ............................   37,000       490,250
Public Service Co. of Colorado........................   22,200       863,025
Texas Utilities Co. ..................................   77,700     3,166,275
UtiliCorp United Inc. ................................   13,500       364,500
                                                                 ------------
                                                                    6,444,762
                                                                 ------------
Total United States (Cost $103,354,794).........................  118,943,729
                                                                 ------------
                           FOREIGN STOCKS: 24.79%
                              Australia: 2.20%
Banks: 0.40%
Australia & New Zealand Banking Group Ltd. ...........   85,500       538,516
National Australia Bank Ltd. .........................   90,900     1,068,527
Westpac Banking Corp. ................................  108,500       617,025
                                                                 ------------
                                                                    2,224,068
                                                                 ------------
Building Materials and Products: 0.12%
CSR Ltd. .............................................   54,000       188,715
Hardie (James) Industries Ltd. .......................  104,000       327,106
Pioneer International Ltd. ...........................   50,000       148,923
                                                                 ------------
                                                                      664,744
                                                                 ------------
Chemicals: 0.03%
ICI Australia Ltd. ...................................   16,500       178,886
                                                                 ------------
Conglomerates: 0.50%
Broken Hill Proprietary Ltd. .........................   95,500     1,359,256
CRA Ltd. .............................................   30,600       480,008
Pacific Dunlop Ltd. ..................................  182,000       462,574
Southcorp Holdings ...................................  132,000       419,367
                                                                 ------------
                                                                    2,721,205
                                                                 ------------
Engineering: 0.02%
Australia National Industries Ltd. ...................  106,000       105,239
                                                                 ------------
Food and Beverages: 0.05%
Fosters Brewing Group.................................  136,000  $    275,447
                                                                 ------------
Forest and Paper Products: 0.05%
Amcor Ltd. Co. .......................................   46,500       298,787
                                                                 ------------
Insurance: 0.04%
QBE Insurance Group Ltd. .............................   44,000       231,700
                                                                 ------------
Metals and Mining: 0.25%
Comalco Ltd. .........................................   44,000       229,953
Normandy Mining Ltd. .................................  386,000       533,453
WMC Ltd. .............................................   93,000       585,755
                                                                 ------------
                                                                    1,349,161
                                                                 ------------
Newspapers: 0.18%
News Corp. Ltd. ......................................  190,300     1,003,614
                                                                 ------------
Oil and Gas: 0.13%
Australia Gas Light Co. ..............................   51,900       295,148
Woodside Petroleum Ltd. ..............................   54,000       394,157
                                                                 ------------
                                                                      689,305
                                                                 ------------
Real Estate: 0.16%
Lend Lease Corp. .....................................   21,200       410,852
Westfield Trust Ltd. .................................  244,000       461,239
                                                                 ------------
                                                                      872,091
                                                                 ------------
Retail Trade: 0.13%
Coles Myer Ltd. ......................................  105,000       431,995
Woolworths Ltd. ......................................  112,000       269,538
                                                                 ------------
                                                                      701,533
                                                                 ------------
Tourism: 0.06%
Tabcorp Holdings Ltd. ................................   69,000       328,821
                                                                 ------------
Transportation: 0.08%
Brambles Industries Ltd. .............................   23,000       448,476
                                                                 ------------
Total Australia.................................................   12,093,077
                                                                 ------------
                               Denmark: 1.40%
Banks: 0.22%
Den Danske Bank.......................................    9,045       728,334
Unidanmark AS, Class A................................    9,060       468,443
                                                                 ------------
                                                                    1,196,777
                                                                 ------------
Conglomerates: 0.09%
Sophus Berendsen, Class B.............................    3,783       486,109
                                                                 ------------
Consumer Products and Services: 0.03%
ISS International Service Systems, Class B............    5,377       141,286
                                                                 ------------
Food and Beverages: 0.24%
Carlsberg, Class A....................................   10,425       703,376
Danisco...............................................   10,452       634,324
                                                                 ------------
                                                                    1,337,700
                                                                 ------------
Hospital and Healthcare: 0.22%
Novo-Nordisk AS, Class B..............................    6,600     1,241,925
                                                                 ------------
Machinery and Equipment: 0.04%
FLS Industries AS, Class B............................    1,694       216,815
                                                                 ------------
Telecommunications: 0.23%
Tele Danmark AS, Class B..............................   23,442     1,291,536
                                                                 ------------
Transportation: 0.33%
D/S 1912, Class B.....................................       71     1,823,473
                                                                 ------------
Total Denmark...................................................    7,735,621
                                                                 ------------
                               Finland : 2.26%
Banks: 0.18%
*Merita Ltd., Class A.................................  327,700     1,016,728
                                                                 ------------

                                                          Number        Value
                                                       of Shares     (Note 2)
-----------------------------------------------------------------------------
Conglomerates: 0.08%
Metra OY, Class B.....................................    8,400  $    470,209
                                                                 ------------
Electronics: 1.08%
Nokia AB, Class A.....................................  102,600     5,939,167
                                                                 ------------
Food and Beverages: 0.11%
Cultor OY 1...........................................   10,800       585,809
                                                                 ------------
Forest and Paper Products: 0.39%
*UPM-Kymmen OY........................................  101,700     2,129,318
                                                                 ------------
Insurance: 0.11%
Sampo Insurance Co., Class A..........................    7,800       614,319
                                                                 ------------
Machinery and Equipment: 0.05%
Kone Corp., Class B...................................    2,300       253,504
                                                                 ------------
Metals and Mining: 0.15%
Outokumpu OY, Class A.................................   49,200       837,967
                                                                 ------------
Wholesale Distributors: 0.11%
Kesko.................................................   42,000       591,407
                                                                 ------------
Total Finland...................................................   12,438,428
                                                                 ------------
                                France: 1.59%
Automobiles: 0.05%
Peugeot S.A. .........................................    1,362       153,000
Renault Ord. .........................................    6,328       135,720
                                                                 ------------
                                                                      288,720
                                                                 ------------
Banks: 0.19%
Banque Nationale De Paris.............................    5,200       200,849
Cie Fin Paribas.......................................    3,593       242,517
Compagnie De Suez.....................................    4,522       191,884
Credit Commercial De France...........................    2,556       117,998
Societe Generale Paris................................    2,526       272,583
                                                                 ------------
                                                                    1,025,831
                                                                 ------------
Broadcasting: 0.03%
Canal Plus............................................      714       157,393
                                                                 ------------
Building Materials and Products: 0.04%
LaFarge Coppee........................................    3,107       186,047
                                                                 ------------
Chemicals: 0.11%
L'air Liquide Co. ....................................    2,040       317,846
Rhone Poulenc SA .....................................    8,700       296,039
                                                                 ------------
                                                                      613,885
                                                                 ------------
Conglomerates: 0.08%
AXA...................................................    4,112       261,017
Lyonnais Des Eaux- Dumez..............................    1,861       172,865
Lyonnais Des Eaux- Dumez, New Shares..................       78         7,245
                                                                 ------------
                                                                      441,127
                                                                 ------------
Consumer Products and Services: 0.39%
Cie Generale Des Eaux.................................    3,202       396,036
Groupe Danone Co. ....................................    2,198       305,681
Loreal Co. ...........................................    1,705       640,842
Pinault-Printemps.....................................      800       316,692
*Promodes ............................................      658       185,424
Sanofi SA.............................................    3,073       305,010
                                                                 ------------
                                                                    2,149,685
                                                                 ------------
Electronics: 0.15%
Alcatel Alsthom.......................................    3,954       317,005
*Legrand Inc. ........................................      798       135,693
Michelin Inc., Class B................................    3,162       170,364
Michelin Inc., New Shares.............................       61         3,287
*Schneider SA.........................................    3,667       169,217
                                                                 ------------
                                                                      795,566
                                                                 ------------
Food and Beverages: 0.12%
LVMH Moet Hennessy....................................    2,395  $    667,538
                                                                 ------------
Insurance: 0.03%
Compagnie UAP.........................................    7,291       181,618
                                                                 ------------
Oil and Gas: 0.11%
Societe Nationale Elf Aquitaine.......................    6,857       622,952
                                                                 ------------
Retail Trade: 0.18%
Carrefour.............................................      987       640,946
Cie De St. Gobain.....................................    2,399       338,710
                                                                 ------------
                                                                      979,656
                                                                 ------------
Tourism: 0.02%
*Havas................................................    1,695       118,679
                                                                 ------------
Utilities: 0.09%
Total SA, Class B.....................................    6,322       513,179
                                                                 ------------
Total France....................................................    8,741,876
                                                                 ------------
                               Germany: 3.13%
Automobiles: 0.44%
Daimler-Benz AG.......................................   22,000     1,513,196
Volkswagen AG.........................................    2,200       913,628
                                                                 ------------
                                                                    2,426,824
                                                                 ------------
Banks: 0.55%
*Bayerische Hypotheken-Und............................   26,800       809,508
Deutsche Bank AG......................................   26,200     1,222,354
Dresdner Bank AG......................................   32,400       969,198
                                                                 ------------
                                                                    3,001,060
                                                                 ------------
Chemicals: 0.74%
Bayer AG..............................................   48,650     1,982,481
Hoechst AG............................................   43,900     2,070,931
                                                                 ------------
                                                                    4,053,412
                                                                 ------------
Conglomerates: 0.09%
Viag AG...............................................    1,300       509,503
                                                                 ------------
Consumer Products and Services: 0.05%
Karstadt AG...........................................      750       253,064
                                                                 ------------
Electronics: 0.27%
Siemens AG............................................   32,100     1,510,114
                                                                 ------------
Insurance: 0.36%
Allianz AG Holding....................................    1,100     1,998,561
                                                                 ------------
Machinery and Equipment: 0.36%
Mannesmann AG.........................................    4,550     1,969,264
                                                                 ------------
Telecommunications: 0.06%
Deutsche Telekom AG...................................   15,000       312,437
                                                                 ------------
Utilities: 0.21%
RWE AG................................................   27,700     1,171,909
                                                                 ------------
Total Germany...................................................   17,206,148
                                                                 ------------
                              Hong Kong: 1.06%
Banks: 0.27%
HSBC Holdings Plc.....................................   68,800     1,472,063
                                                                 ------------
Broadcasting: 0.01%
Television Broadcast Ltd. ............................   20,000        79,897
                                                                 ------------
Conglomerates: 0.22%
First Pacific Co., Ltd. ..............................  120,000       155,915
Guangdong Investment Co. .............................  222,000       213,820
Hutchison Whampoa Ltd.  ..............................   75,000       589,043
Swire Pacific Ltd., Class A...........................   28,500       271,736
                                                                 ------------
                                                                    1,230,514
                                                                 ------------

            ZWEIG MANAGED ASSETS

                Statement of Net Assets as of December 31, 1996
                                  (Continued)

                                                          Number        Value
                                                       of Shares     (Note 2)
-----------------------------------------------------------------------------
Newspapers: 0.02%
South China Morning Post..............................  104,000  $     86,050
                                                                 ------------
Real Estate: 0.42%
Amoy Properties Ltd. .................................  131,000       188,836
Cheung Kong Holdings..................................   69,000       613,284
Hysan Development Co. ................................   44,000       175,204
New World Development Co. ............................   61,000       412,056
Sun Hung Kai Properties...............................   55,000       673,724
Wharf Holdings........................................   52,000       259,496
                                                                 ------------
                                                                    2,322,600
                                                                 ------------
Telecommunications: 0.07%
Hong Kong Telecommunications..........................  240,000       386,296
                                                                 ------------
Utilities: 0.05%
China Light & Power Co. ..............................   29,000       128,972
Hong Kong Electric Holdings...........................   38,500       127,919
                                                                 ------------
                                                                      256,891
                                                                 ------------
Total Hong Kong.................................................    5,834,311
                                                                 ------------
                                Japan: 1.88%
Airlines: 0.02%
All Nippon Airways Co., Ltd. .........................   13,000        97,889
                                                                 ------------
Apparel: 0.05%
Mitsukoshi Ltd. ......................................   16,000       113,311
Nisshinbo Industries..................................   22,000       170,966
                                                                 ------------
                                                                      284,277
                                                                 ------------
Automobiles: 0.09%
Honda Motor Co. ......................................    7,000       199,621
Suzuki Motor Co., Ltd. ...............................    7,000        63,927
Toyota Motor Corp. ...................................    7,000       200,827
                                                                 ------------
                                                                      464,375
                                                                 ------------
Banks: 0.13%
Dai-ichi Kangyo Bank Ltd. ............................   11,000       158,267
Fuji Bank Ltd. .......................................    9,000       131,042
Mitsubishi Trust & Banking............................   10,000       133,540
Mitsui Trust & Banking................................    8,000        62,376
Sumitomo Bank.........................................    9,000       129,491
The Bank of Tokyo-Mitsubishi..........................    6,000       111,140
                                                                 ------------
                                                                      725,856
                                                                 ------------
Building Materials and Products: 0.06%
Kajima Corp. .........................................   24,000       171,207
Toto Ltd. ............................................   14,000       159,214
                                                                 ------------
                                                                      330,421
                                                                 ------------
Chemicals: 0.16%
Asahi Denka Kogyo KK..................................   18,000       132,748
Kuraray Co. ..........................................   14,000       129,060
Kyowa Hakko Kogyo.....................................   21,000       159,938
Nippon Chemical Industries............................   14,000       120,617
Shin-Etsu Chemical Co. ...............................   13,000       236,323
Takeda Chemical Industries............................    6,000       125,614
                                                                 ------------
                                                                      904,300
                                                                 ------------
Electronics: 0.31%
Hitachi Ltd. .........................................   14,000       130,266
*Matsushita Electric Industrial Co. ..................    4,000        65,133
NEC Corp. ............................................    8,000        96,494
*Nippon Denso Corp. ..................................   10,000       240,372
Pioneer Electronics Corp. ............................    9,000       171,362
*Sankyo Co., Ltd. ....................................    5,000       141,294
*Sharp Corp. .........................................   11,000       156,371
Sony Corp. ...........................................    6,000       392,349
Sumitomo Electric Industries Inc. ....................   14,000       195,399
Yokogawa Electric Industries Inc. ....................   13,000       112,001
                                                                 ------------
                                                                    1,701,041
                                                                 ------------
Entertainment: 0.06%
Noritake Co., Ltd. ...................................   16,000  $    133,161
*Tokyo Dome Corp. ....................................   12,000       208,840
                                                                 ------------
                                                                      342,001
                                                                 ------------
Finance: 0.08%
*Japan Securities Finance.............................   17,000       197,725
Nikko Securities Co. .................................   17,000       126,544
*Nomura Securities Co., Ltd. .........................    8,000       119,928
                                                                 ------------
                                                                      444,197
                                                                 ------------
Food and Beverages: 0.10%
Ajinomoto Inc. .......................................   15,000       152,494
Kirin Brewery Co., Ltd. ..............................    6,000        58,930
*Nisshin Flour Milling Corp. .........................   15,000       155,079
Sapporo Breweries.....................................   15,000       124,063
Takara Shuzo..........................................    8,000        56,173
                                                                 ------------
                                                                      546,739
                                                                 ------------
Forest and Paper Products: 0.02%
Hokuetsu Paper Mills..................................   22,000       127,182
                                                                 ------------
Homebuilders: 0.05%
*Daiwa House Industries Inc. .........................   11,000       141,208
Shimizu Corp. ........................................   19,000       141,596
                                                                 ------------
                                                                      282,804
                                                                 ------------
Industrial Products: 0.08%
Asahi Glass Co., Ltd. ................................   14,000       131,472
Bridgestone Corp. ....................................    9,000       170,587
Fujikura Ltd. ........................................   17,000       135,918
                                                                 ------------
                                                                      437,977
                                                                 ------------
Machinery and Equipment: 0.15%
Ebara Corp. ..........................................   17,000       221,160
Komatsu Ltd. .........................................   13,000       106,401
*Mitsubishi Corp. ....................................   24,000       248,126
*Nippon Sharyo Ltd. ..................................   11,000        78,660
*Okuma Corp. .........................................   24,000       191,057
                                                                 ------------
                                                                      845,404
                                                                 ------------
Manufacturing: 0.13%
*NGK Insulators.......................................   21,000       199,018
Shinagawa Refractories................................   11,000       143,103
*Toyo Seikan Kaisha...................................    9,000       216,335
*Yamaha Corp. ........................................    9,000       152,753
                                                                 ------------
                                                                      711,209
                                                                 ------------
Metals and Mining: 0.05%
*Chiyoda Corp. .......................................   22,000       142,345
*Mitsubishi Steel Manufacturing.......................   15,000        64,745
*Sumitomo Metal Mining................................   11,000        74,016
                                                                 ------------
                                                                      281,106
                                                                 ------------
Pharmaceuticals: 0.06%
Dainippon Pharmaceutical Co., Ltd. ...................   23,000       194,193
Yamanouchi Pharmaceuticals............................    6,000       123,029
                                                                 ------------
                                                                      317,222
                                                                 ------------
Photographic Products: 0.10%
Canon Inc. ...........................................    7,000       154,390
Fuji Photo Film Ltd. .................................    5,000       164,556
*Nikkon Corp. ........................................    8,000        99,250
*Ricoh Corp., Ltd. ...................................    9,000       103,127
                                                                 ------------
                                                                      521,323
                                                                 ------------
Printing and Publishing: 0.04%
Dai Nippon Printing Co., Ltd. ........................    9,000       157,405
Toppan Printing Co., Ltd. ............................    6,000        74,955
                                                                 ------------
                                                                      232,360
                                                                 ------------

                                                          Number        Value
                                                       of Shares     (Note 2)
-----------------------------------------------------------------------------
Railroads: 0.03%
*Keisei Electric Railway Co. .........................    22,000 $    152,580
                                                                 ------------
Real Estate: 0.01%
*Mitsui Fudosan Corp. ................................     2,000       19,988
                                                                 ------------
Retail Trade: 0.02%
*Marui Co., Ltd. .....................................     6,000      108,038
                                                                 ------------
Transportation: 0.04%
*Mitsubishi Warehouse & Transportation Corp. .........    10,000      129,232
*Nippon Express Co., Ltd. ............................    15,000      102,611
                                                                 ------------
                                                                      231,843
                                                                 ------------
Utilities: 0.03%
Showa Shell Sekiyu....................................    11,000       91,453
Tonen Corp. ..........................................     7,000       81,416
                                                                 ------------
                                                                      172,869
                                                                 ------------
Wholesale Distributors: 0.01%
Sumitomo Corp. .......................................     5,000       39,330
                                                                 ------------
Total Japan.....................................................   10,322,331
                                                                 ------------
                             New Zealand: 2.29%
Airlines: 0.12%
Air New Zealand Ltd., Class B.........................   252,000      683,701
                                                                 ------------
Broadcasting: 0.11%
Wilson & Horton Ltd. .................................    74,000      601,262
                                                                 ------------
Building Materials and Products: 0.16%
Fletcher Challenge Building...........................   288,000      885,148
                                                                 ------------
Electrical Equipment: 0.11%
Fisher & Paykel Industries............................   151,400      593,681
                                                                 ------------
Finance: 0.27%
Brierley Investments Ltd. ............................ 1,628,000    1,506,815
                                                                 ------------
Forest and Paper Products: 0.44%
Carter Holt Harvey....................................   670,000    1,519,547
Fletcher Challenge Paper..............................   430,000      884,088
                                                                 ------------
                                                                    2,403,635
                                                                 ------------
Telecommunications: 0.61%
Telecom Corp. of New Zealand..........................   657,000    3,351,482
                                                                 ------------
Tobacco: 0.10%
Lion Nathan Ltd. .....................................   235,000      562,862
                                                                 ------------
Tourism: 0.08%
Sky City Ltd. ........................................    83,000      452,134
                                                                 ------------
Utilities: 0.29%
Fletcher Challenge Energy.............................   550,000    1,593,239
                                                                 ------------
Total New Zealand...............................................   12,633,959
                                                                 ------------
                              Singapore: 1.60%
Airlines: 0.19%
Singapore Airlines Corp. .............................   117,000    1,062,253
                                                                 ------------
Automobiles: 0.04%
Cycle & Carriage Corp. ...............................    20,000      244,492
                                                                 ------------
Banks: 0.53%
Development Bank Singapore............................    63,000      851,218
Overseas Chinese Banking Corp. .......................    90,000    1,119,516
United Overseas Bank Corp. ...........................    85,000      947,943
                                                                 ------------
                                                                    2,918,677
                                                                 ------------
Conglomerates: 0.13%
Keppel Corp. .........................................    77,000      600,006
Singapore Technologies Corp. .........................    49,000      122,603
                                                                 ------------
                                                                      722,609
                                                                 ------------
Electronics: 0.03%
*Creative Technology Ltd. ............................    13,000 $    135,686
                                                                 ------------
Food and Beverages: 0.06%
Fraser & Neave Corp. .................................    30,000      308,832
                                                                 ------------
Metals and Mining: 0.03%
Straits Trading Co. ..................................    77,000      187,158
                                                                 ------------
Printing and Publishing: 0.11%
Singapore Press Holdings Co. .........................    30,000      591,928
                                                                 ------------
Real Estate: 0.23%
City Development Corp. ...............................    75,000      675,570
DBS Land Corp. .......................................    67,000      246,672
Parkway Holdings Ltd. ................................    37,000      145,480
United Industrial Corp. ..............................   138,000      116,413
United Overseas Land Ltd. ............................    60,000       91,363
                                                                 ------------
                                                                    1,275,498
                                                                 ------------
Telecommunications: 0.25%
Singapore Telecommunications Ltd......................   574,000    1,354,142
                                                                 ------------
Total Singapore.................................................    8,801,275
                                                                 ------------
                                Spain: 2.67%
Banks: 0.79%
*Argentaria SA........................................    18,600      830,797
Banco Bilbao Vizcaya SA...............................    23,700    1,277,240
Banco Central Hispano.................................    18,800      482,014
Banco De Santander SA.................................    17,100    1,092,454
*Banco Espanol Credito................................    85,100      657,509
                                                                 ------------
                                                                    4,340,014
                                                                 ------------
Business Services: 0.07%
Autopistas Cesa Co. ..................................    28,400      390,821
                                                                 ------------
Energy: 0.22%
Repsol Petroleo SA....................................    31,300    1,198,339
                                                                 ------------
Engineering: 0.04%
Dragados & Construcciones.............................    15,100      232,174
                                                                 ------------
Finance: 0.05%
Corporacion Financiera................................     2,900      292,508
                                                                 ------------
Homebuilders: 0.05%
Fomento De Construcion................................     2,600      241,860
                                                                 ------------
Insurance: 0.05%
Mapfre................................................     4,200      255,407
                                                                 ------------
Retail Trade: 0.09%
*Centros Com. Pryca SA................................    23,100      488,372
                                                                 ------------
Steel: 0.05%
Acerinox SA...........................................     2,000      288,449
                                                                 ------------
Telecommunications: 0.38%
Telefonica De Espana..................................    90,800    2,104,647
                                                                 ------------
Tobacco: 0.03%
Tabacalera SA, Class A................................     4,100      176,198
                                                                 ------------
Utilities: 0.85%
Empresa Nacionale de Electricidad.....................    27,000    1,917,970
General De Aguas D'Barcelona..........................     6,800      282,299
Iberdrola I SA........................................   130,300    1,843,182
Sevillana De Electricidad.............................    28,300      320,911
Union Electrica Fenosa................................    30,000      321,737
                                                                 ------------
                                                                    4,686,099
                                                                 ------------
Total Spain.....................................................   14,694,888
                                                                 ------------

            ZWEIG MANAGED ASSETS

                Statement of Net Assets as of December 31, 1996
                                  (Continued)

                                                         Number        Value
                                                      of Shares     (Note 2)
----------------------------------------------------------------------------
                               Sweden: 2.55%
Automobiles: 0.22%
Volvo AB, Class A....................................  18,000   $    392,793
Volvo AB, Class B....................................  35,600        784,678
                                                                ------------
                                                                   1,177,471
                                                                ------------
Banks: 0.11%
Svenska Handelsbanken, Class A.......................  21,700        622,903
                                                                ------------
Building Materials and Products: 0.16%
Scancem AB, Class A..................................   8,400        307,556
Skanska AB, Class B..................................  12,600        556,369
                                                                ------------
                                                                     863,925
                                                                ------------
Business Services: 0.03%
Esselte AB, Class A..................................   6,800        154,364
                                                                ------------
Chemicals: 0.05%
AGA AB, Class A......................................  18,400        277,562
                                                                ------------
Conglomerates: 0.05%
Trelleborg AB, Class B...............................  20,500        271,711
                                                                ------------
Consumer Products and Services: 0.17%
Hennes & Mauritz AB, Class B.........................   4,800        663,618
Securitas AB, Class B................................   9,700        281,992
                                                                ------------
                                                                     945,610
                                                                ------------
Electronics: 0.73%
Asea AB, Class B.....................................   4,500        508,785
Electrolux AB, Class B...............................   9,900        574,163
Ericsson LM, Class B.................................  94,500      2,920,244
                                                                ------------
                                                                   4,003,192
                                                                ------------
Finance: 0.13%
Stadshypotek AB......................................  27,000        739,452
                                                                ------------
Forest and Paper Products: 0.11%
Svenska Cellulosa AB, Class B........................  31,000        628,806
                                                                ------------
Hospital and Healthcare: 0.60%
Astra AB, Class A....................................  52,100      2,571,417
Astra AB, Class B....................................  14,700        708,301
                                                                ------------
                                                                   3,279,718
                                                                ------------
Industrial Products: 0.05%
Autoliv AB...........................................   6,600        289,015
                                                                ------------
Insurance: 0.06%
Skandia Forsakrings AB...............................  11,900        336,364
                                                                ------------
Machinery and Equipment: 0.08%
Atlas Copco AB, Class A..............................  18,100        437,389
                                                                ------------
Total Sweden...................................................   14,027,482
                                                                ------------
                           United Kingdom: 2.16%
Banks: 0.38%
Abbey National Plc...................................  33,500        438,563
HSBC Holdings........................................  26,200        570,315
HSBC Holdings, Class A...............................  17,500        391,118
National Westminster Bank Plc........................  46,800        549,009
Royal Bank of Scotland...............................  12,772        123,163
                                                                ------------
                                                                   2,072,168
                                                                ------------
Broadcasting: 0.07%
Reed International Corp. ............................  21,800        410,929
                                                                ------------
Building Materials and Products: 0.08%
Redland Corp. .......................................  16,100        100,978
RMC Group Inc. ......................................   8,500        145,097
Williams Holdings Co. ...............................  37,514        220,519
                                                                ------------
                                                                     466,594
                                                                ------------
Chemicals: 0.07%
BOC Group............................................  16,077   $    240,322
Imperial Chemical Industries Inc. ...................  11,200        147,295
                                                                ------------
                                                                     387,617
                                                                ------------
Conglomerates: 0.09%
Hanson Co. ..........................................  80,974        112,935
Siebe Plc............................................  11,300        209,234
TI Group.............................................  17,900        178,280
                                                                ------------
                                                                     500,449
                                                                ------------
Consumer Products and Services: 0.24%
BAA Plc..............................................  13,400        111,561
Caradon Plc..........................................  12,600         51,534
De La Rue Plc........................................   4,600         45,067
Glaxo Holdings Plc...................................  40,600        658,659
Smithkline Beecham, Class A..........................  21,211        293,836
Tomkins Corp. .......................................  31,400        144,278
                                                                ------------
                                                                   1,304,935
                                                                ------------
Finance: 0.01%
Mercury Asset Management.............................   3,600         76,608
                                                                ------------
Food and Beverages: 0.38%
Allied Domecq Plc....................................  24,500        191,396
BASS Plc.............................................  21,408        300,778
B.A.T. Industries Inc. ..............................  47,500        393,834
Cadbury Schweppes Inc. ..............................  86,200        726,507
Unilever Plc.........................................  15,700        380,577
United Biscuits Corp. ...............................  33,200        119,312
                                                                ------------
                                                                   2,112,404
                                                                ------------
Insurance: 0.12%
Prudential Corp. ....................................  41,700        350,740
Royal & Sun Alliance Insurance Co. ..................  37,900        288,295
                                                                ------------
                                                                     639,035
                                                                ------------
Oil and Gas: 0.26%
British Petroleum Plc................................  61,600        738,440
Shell Transport & Trading............................  40,000        692,392
                                                                ------------
                                                                   1,430,832
                                                                ------------
Retail Trade: 0.24%
Boots Co. ...........................................  26,764        275,952
Great Universal Stores Inc. .........................  15,800        165,476
Marks & Spencer Corp. ...............................  57,500        483,143
Sears Plc............................................  52,700         85,676
Tesco Corp. .........................................  47,600        288,768
                                                                ------------
                                                                   1,299,015
                                                                ------------
Telecommunications: 0.16%
British Telecommunications Corp. ....................  94,100        635,277
Cable & Wireless Plc.................................  30,200        250,913
                                                                ------------
                                                                     886,190
                                                                ------------
Tobacco: 0.01%
Imperial Tobacco Group Plc...........................   8,097         52,239
                                                                ------------
Tourism: 0.03%
Ladbroke Group.......................................  18,800         74,318
Rank Group Plc.......................................  10,000         74,527
                                                                ------------
                                                                     148,845
                                                                ------------
Utilities: 0.02%
National Power Corp. ................................  13,500        112,972
                                                                ------------
Total United Kingdom...........................................   11,900,832
                                                                ------------
Total Foreign Stocks
(Cost $121,098,937)............................................  136,430,228
                                                                ------------
Total Common Stocks
(Cost $224,453,731)............................................  255,373,957
                                                                ------------

                                                 Principal             Value
                                                    Amount          (Note 2)
----------------------------------------------------------------------------
BONDS: 23.16%
UNITED STATES GOVERNMENT OBLIGATIONS: 13.03%
United States Treasury Bonds: 6.82%
 10.75%, 5/15/2003....................  $        7,000,000    $    8,614,382
 7.50%, 2/15/2005.....................          11,200,000        11,984,010
 7.25%, 8/15/2022.....................           8,000,000         8,465,007
 7.50%, 11/15/2024....................           2,200,000         2,406,252
 7.625%, 2/15/2025....................           4,200,000         4,664,629
 6.875%, 8/15/2025....................           1,400,000         1,427,126
                                                              --------------
                                                                  37,561,406
                                                              --------------
United States Treasury
Notes: 6.21%
 6.25%, 8/31/2000.....................          28,600,000        28,716,201
 6.50%, 5/15/2005.....................           5,400,000         5,440,505
                                                              --------------
                                                                  34,156,706
                                                              --------------
Total United States Government Obligations
(Cost $70,993,032)........................................        71,718,112
                                                              --------------
FOREIGN GOVERNMENT
OBLIGATIONS: 10.13%
Australian Commonwealth
Government Bonds: 1.51%
 10.00%, 10/15/2007...................  A$       8,813,000         8,291,573
                                                              --------------
Deutschland Republic
Government Bonds: 1.11%
 6.25%, 4/26/2006.....................  DM       9,150,000         6,136,776
                                                              --------------
Italian Government Bonds: 2.73%
 9.50%, 2/1/2006......................  Lira20,000,000,000        14,995,066
                                                              --------------
Spanish Government Bonds: 3.28%
 8.80%, 4/30/2006.....................  Pta  2,100,000,000        18,041,510
                                                              --------------
Swedish Government Bonds: 1.50%
 6.50%, 10/25/2006....................  SKr     58,000,000         8,272,700
                                                              --------------
Total Foreign Government Obligations
(Cost $53,380,478 ).......................................        55,737,625
                                                              --------------
Total Bonds
(Cost $124,373,510).......................................       127,455,737
                                                              --------------
UNITED STATES SHORT-TERM OBLIGATIONS:
9.60%
Federal Home Loan Mortgage Corp.,
Discount Notes: 1.81%
 5.38%, 1/17/97.......................  $       10,000,000         9,974,594
                                                              --------------
Federal National Mortgage Assn.,
Discount Notes: 7.24%
 5.52%, 1/14/97.......................          10,000,000         9,978,533
 5.48%, 1/15/97.......................          10,000,000         9,977,167
 5.51%, 1/24/97.......................          10,000,000         9,963,266
 5.33%, 2/27/97.......................          10,000,000         9,916,783
                                                              --------------
                                                                  39,835,749
                                                              --------------
United States
Treasury Bills: 0.55%
 4.97%, 1/16/97.......................           1,000,000(a)        997,876
 4.98%, 1/16/97.......................           1,000,000(a)        997,876
 4.99%, 1/16/97.......................           1,000,000(a)        997,877
                                                              --------------
                                                                   2,993,629
                                                              --------------
Total United States Short-Term Obligations
(Cost $52,809,025)........................................        52,803,972
                                                              --------------

                                                         Principal
                                                            Amount
                                                         or Number         Value
                                                      of Contracts      (Note 2)
---------------------------------------------------------------------------------
UNITED STATES REPURCHASE
AGREEMENTS: 20.32%
With Morgan Stanley & Co., Inc. (dated 12/31/96),
6.625%, due 1/2/97 (Repurchase proceeds
$55,020,243); collateralized by: $55,068,179 various
United States Government Agency Obligations, 7.00%-
11.50%, 2/1/98-5/1/2026 (Market value $56,846,953)..  $55,000,000   $ 55,000,000
With Prudential Securities Inc., (dated 12/31/96),
6.625%, due 1/2/97 (Repurchase proceeds
$56,826,908); collateralized by: $57,426,298 various
United States Government Agency Obligations, 6.069%-
7.50%, 9/1/2013-4/1/2035 (Market value $57,942,120).   56,806,000     56,806,000
                                                                    ------------
Total United States Repurchase Agreements
(Cost $111,806,000)..............................................    111,806,000
                                                                    ------------
Net Unrealized Depreciation on Foreign Forward Currency Contracts
(Note 5): (0.17)%                                                       (913,731)
                                                                    ------------
Unrealized Depreciation on Futures Contracts:
(0.04)%
Standard & Poor's 500 March 1997 Short Futures (b)..         (25)      (191,250)
                                                                    ------------
Total Investments
(Cost $513,442,266).................................        99.29%   546,344,685
Other Assets........................................         1.04      5,761,377
                                                      -----------   ------------
 Total Assets.......................................       100.33%   552,096,062
 Total Liabilities (Note 6).........................        (0.33)    (1,831,820)
                                                      -----------   ------------
Net Assets (Note 7).................................       100.00%  $550,264,242
                                                      ===========   ============

            ZWEIG MANAGED ASSETS

                Statement of Net Assets as of December 31, 1996
                                  (Concluded)

Class A Shares
Net asset value ("NAV")
and redemption price per
share
($114,837,385/9,008,602
shares)...................     $12.75
                           ======
Maximum public offering
price per share-NAV/(1-
Maximum sales charge)
($12.75/.945)............. $13.49
                           ======
Class B Shares
Net asset value and
offering price per share
($6,339,140/491,478
shares)................... $12.90
                           ======
Redemption price per
share.....................   **
                           ======
Class C Shares
Net asset value and
offering price per share
($426,194,230/33,408,244
shares)................... $12.76
                           ======
Redemption price per
share.....................   **
                           ======
Class I Shares
Net asset value, offering
and redemption price per
share
($2,893,487/222,672
shares)................... $12.99
                           ======

--------------------------------------------------------------------------------
 * Non-income producing security.
 ** Varies by length of time shares are held (Note 3b).
(a) Pledged as collateral for futures transactions.
(b) The market value represented by the short futures was $9,306,250 (representing 1.69 % of the Fund's net assets) with proceeds of $9,115,000.

For Federal income tax purposes, the tax basis of investments owned at December 31, 1996 was $514,272,216 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation...................................... $41,537,186
Gross unrealized depreciation......................................  (9,500,456)
                                                                    -----------
Net unrealized appreciation........................................ $32,036,730
                                                                    ===========



                       See notes to financial statements.

Industry Breakdown--                                                       % of
Common Stock                                                   Value Net Assets
-------------------------------------------------------------------------------
Aerospace.............................................. $  1,857,200    0.34%
Airlines...............................................    2,215,543    0.40
Apparel................................................      284,277    0.05
Automobiles............................................    8,673,507    1.58
Banks..................................................   28,849,832    5.24
Biotechnology..........................................      331,525    0.06
Broadcasting...........................................    2,529,244    0.46
Building Materials and Products........................    3,396,879    0.62
Business Services......................................      545,185    0.10
Chemicals..............................................   10,258,374    1.86
Computers and Software.................................    4,125,913    0.75
Conglomerates..........................................    8,242,398    1.50
Construction Equipment.................................      311,638    0.06
Consumer Products and Services.........................    4,794,580    0.87
Containers.............................................      796,150    0.14
Electrical Equipment...................................    4,105,194    0.75
Electronics............................................   24,453,942    4.44
Energy.................................................    1,198,339    0.22
Engineering............................................    1,790,788    0.33
Entertainment..........................................    2,487,001    0.45
Finance................................................   11,425,992    2.08
Food and Beverages.....................................   12,430,794    2.26
Forest and Paper Products..............................    9,432,916    1.71
Homebuilders...........................................      524,664    0.10
Hospital and Healthcare................................   11,577,768    2.10
Household Products.....................................    3,430,825    0.62
Industrial Products....................................      726,992    0.13
Insurance..............................................    6,350,129    1.15
Investment Banking and Brokerage.......................      886,875    0.16
Machinery and Equipment................................    3,722,376    0.68
Manufacturing..........................................      711,209    0.13
Metals and Mining......................................    3,673,721    0.67
Natural Gas............................................      633,450    0.12
Newspapers.............................................    1,089,664    0.20
Office Automation and Equipment........................      394,688    0.07
Oil and Gas............................................    8,392,388    1.53
Pharmaceuticals........................................   14,062,597    2.56
Photographic Products..................................      521,323    0.09
Printing and Publishing................................    1,206,788    0.22
Railroads..............................................    1,188,680    0.22
Real Estate............................................    4,490,177    0.82
Retail Trade...........................................    4,959,326    0.90
Savings and Loan Associations..........................      511,250    0.09
Steel..................................................      288,449    0.05
Telecommunications.....................................   19,437,192    3.53
Tobacco................................................    2,921,287    0.53
Tourism................................................    1,048,479    0.19
Transportation.........................................    2,503,792    0.46
Utilities..............................................   14,951,920    2.72
Wholesale Distributors.................................      630,737    0.10
                                                        ------------   -----
                                                        $255,373,957   46.41%
                                                        ============   =====

         ZWEIG GROWTH & INCOME FUND

                Statement of Net Assets as of December 31, 1996

                                                              Number      Value
                                                           of Shares   (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS: 62.44%
Aerospace: 0.65%
McDonnell Douglas Corp. ..................................     200   $   12,800
*Moog Inc., Class A.......................................   1,300       30,387
*Rohr Inc.................................................     900       20,363
                                                                     ----------
                                                                         63,550
                                                                     ----------
Airlines: 1.11%
*Alaska Air Group Inc.....................................   1,000       21,000
*AMR Corp.................................................     300       26,438
British Airways Plc., ADR.................................     300       30,825
KLM Royal Dutch Airlines N.V., ADR........................   1,100       30,662
                                                                     ----------
                                                                        108,925
                                                                     ----------
Apparel: 0.35%
Kellwood Co...............................................     800       16,000
Oshkosh B'Gosh Inc., Class A..............................   1,200       18,300
                                                                     ----------
                                                                         34,300
                                                                     ----------
Automobiles: 1.15%
Chrysler Corp.............................................   1,300       42,900
Ford Motor Co. ...........................................     800       25,500
General Motors Corp.......................................     200       11,150
Honda Motor Co. Ltd., ADR.................................     400       22,650
Volvo AB, ADR.............................................     500       10,875
                                                                     ----------
                                                                        113,075
                                                                     ----------
Automotive Parts and Equipment: 2.26%
Apogee Enterprises Inc....................................     600       23,850
Arvin Industries Inc......................................   1,200       29,700
Barnes Group Inc..........................................     200       12,000
Carlisle Companies Inc....................................     100        6,050
Excel Industries Inc......................................   1,300       21,613
Simpson Industries Inc....................................   2,600       28,316
Smith (A.O.) Corp.........................................     700       20,912
SPX Corp..................................................     500       19,375
Standard Products Co. ....................................     600       15,300
Walbro Corp. .............................................     700       12,775
Wynn's International Inc. ................................   1,000       31,625
                                                                     ----------
                                                                        221,516
                                                                     ----------
Banks: 0.53%
City National Corp........................................   2,400       51,900
                                                                     ----------
Building Materials and Products: 2.10%
Ameron International, Inc.................................     600       30,975
Florida Rock Industries Inc...............................     300        9,825
*Lamson & Sessions Co.....................................   3,000       21,750
Medusa Corp...............................................     800       27,500
Republic Group Inc........................................   2,900       45,312
Southdown Inc.............................................   1,300       40,462
Vulcan Materials Co.......................................     500       30,438
                                                                     ----------
                                                                        206,262
                                                                     ----------
Chemicals: 0.96%
duPont (E.I.) De Nemours & Co.............................     300       28,313
Morton International Inc..................................     300       12,225
PPG Industries Inc........................................     200       11,225
Quaker Chemical Corp......................................     600        9,825
Rohm & Haas Co............................................     400       32,650
                                                                     ----------
                                                                         94,238
                                                                     ----------
Commercial Services: 0.06%
*CDI Corp.................................................     200        5,675
                                                                     ----------
Computer Components and Software: 1.20%
*Cadence Design Systems Inc...............................     300       11,925
*Compaq Computer Corp.....................................     300       22,275
*Dell Computer Corp.......................................     700       37,188

                                                              Number       Value
                                                           of Shares    (Note 2)
--------------------------------------------------------------------------------
*Storage Technology Corp..................................     700   $    33,338
*Sun Microsystems Inc.....................................     500        12,844
                                                                     -----------
                                                                         117,570
                                                                     -----------
Conglomerates: 0.85%
Crane Co. ................................................     750        21,750
Grand Metropolitian, ADS..................................     700        22,137
Kaman Corp, Class A.......................................     900        11,700
Loews Corp................................................     300        28,275
                                                                     -----------
                                                                          83,862
                                                                     -----------
Construction Equipment: 1.02%
Caterpillar Inc. .........................................     300        22,575
Deere & Co................................................     300        12,188
JLG Industries Inc........................................   1,700        27,200
Lindsay Manufacturing Co. ................................     400        18,700
Raymond Corp. ............................................   1,100        19,112
                                                                     -----------
                                                                          99,775
                                                                     -----------
Containers and Packaging: 0.14%
*Owens-Illinois Inc.......................................     600        13,650
                                                                     -----------
Electrical Products: 0.41%
*American Power Conversion Inc............................   1,200        32,700
Raychem Corp..............................................     100         8,012
                                                                     -----------
                                                                          40,712
                                                                     -----------
Electronics: 0.43%
Cubic Corp................................................     400         9,250
Logicon Inc. .............................................     300        10,950
*SCI Systems Inc. ........................................     500        22,312
                                                                     -----------
                                                                          42,512
                                                                     -----------
Engineering: 0.22%
Butler Manufacturing Co...................................     300        12,150
*Jacobs Engineering Group Inc.............................     400         9,450
                                                                     -----------
                                                                          21,600
                                                                     -----------
Entertainment: 0.26%
*King World Productions Inc...............................     700        25,813
                                                                     -----------
Finance: 0.63%
Equitable Companies Inc...................................   1,000        24,625
Finova Group Inc. ........................................     200        12,850
Money Store Inc...........................................     900        24,863
                                                                     -----------
                                                                          62,338
                                                                     -----------
Fluid Controls: 0.45%
Duriron Co Inc............................................   1,000        27,125
Graco Inc.................................................     700        17,150
                                                                     -----------
                                                                          44,275
                                                                     -----------
Food and Beverages: 1.21%
Coors (Adolph) Co., Class B...............................     700        13,300
Fleming Companies Inc.....................................   1,500        25,875
*Morningstar Group Inc. ..................................   1,700        33,362
Nash Finch Co.............................................   1,500        31,875
Supervalu Inc.............................................     500        14,187
                                                                     -----------
                                                                         118,599
                                                                     -----------
Forest and Paper Products: 0.84%
Mosinee Paper Corp........................................   1,500        53,250
Pope & Talbot Inc. .......................................   1,100        17,463
Rayonier Inc..............................................     300        11,512
                                                                     -----------
                                                                          82,225
                                                                     -----------
Healthcare Facilities and Products: 0.35%
ICN Pharmaceuticals Inc...................................   1,100        21,587
*Rotech Medical Corp......................................     600        12,600
                                                                     -----------
                                                                          34,187
                                                                     -----------

         ZWEIG GROWTH & INCOME FUND

                Statement of Net Assets as of December 31, 1996
                                  (Continued)

                                                               Number      Value
                                                            of Shares   (Note 2)
--------------------------------------------------------------------------------
Homebuilding and Land Development: 1.20%
*Champion Enterprises Inc..................................   1,700   $   33,150
Fleetwood Enterprises Inc. ................................     500       13,750
Kaufman & Broad Home Corp..................................   1,500       19,313
Lennar Corp................................................     600       16,350
Oakwood Homes Corp.........................................   1,100       25,162
Ryland Group Inc...........................................     700        9,625
                                                                      ----------
                                                                         117,350
                                                                      ----------
Hotels and Resorts: 0.29%
Hilton Hotels Corp.........................................     900       23,513
Royal Caribbean Cruises Ltd................................     200        4,675
                                                                      ----------
                                                                          28,188
                                                                      ----------
Household Furnishings and Products: 0.36%
*Helen Of Troy Corp., Ltd..................................     600       13,200
Toro Co....................................................     600       21,900
                                                                      ----------
                                                                          35,100
                                                                      ----------
Industrial Products, Services and Machinery: 1.68%
Ampco-Pittsburgh Corp......................................   1,400       16,800
Applied Power Inc., Class A................................     500       19,813
Commercial Intertech Co....................................   2,000       27,250
Furon Co. .................................................     500       10,625
Harnischfeger Industries Inc. .............................     700       33,687
Ingersoll-Rand Co..........................................     200        8,900
Kysor Industrial Corp......................................     900       29,362
Pittway Corp., Class A.....................................     300       16,050
Scotsman Industries Inc....................................     100        2,363
                                                                      ----------
                                                                         164,850
                                                                      ----------
Insurance: 2.81%
CIGNA Corp. ...............................................     200       27,325
*CNA Financial Corp. ......................................     300       32,100
Equitable of Iowa Companies Inc............................     300       13,762
Fremont General Corp.......................................     400       12,400
NAC Re Corp................................................     300       10,162
Orion Capital Corp.........................................     400       24,450
Pioneer Financial Services Inc.............................     600       15,000
Progressive Corp, Ohio.....................................     200       13,475
SunAmerica Inc.............................................   1,700       75,437
USLife Corp. ..............................................     800       26,600
Washington National Corp. .................................     900       24,750
                                                                      ----------
                                                                         275,461
                                                                      ----------
Investment Banking and Brokerage: 1.68%
Bear, Stearns & Co., Inc. .................................   1,700       47,388
Edwards, (A.G.) & Sons, Inc. ..............................     800       26,900
Paine Webber Group.........................................     500       14,062
Quick & Reilly Group Inc...................................     700       20,913
Salomon Inc................................................     900       42,412
Schwab (Charles) Corp......................................     400       12,800
                                                                      ----------
                                                                         164,475
                                                                      ----------
Manufacturing: 1.39%
Ametek Inc.................................................   1,100       24,475
*Global Industrial Technologies Inc........................   1,500       33,187
Olin Corp..................................................     400       15,050
Quixote Corp...............................................     800        7,700
Trinity Industries Inc. ...................................     700       26,250
United Industrial Corp.....................................   1,600        9,400
Valmont Industries Inc.....................................     500       20,625
                                                                      ----------
                                                                         136,687
                                                                      ----------
Marine Transportation: 0.44%
APL Ltd....................................................     600       14,175
Sea Containers Ltd. Class A................................     700       10,937
Tidewater Inc..............................................     400       18,100
                                                                      ----------
                                                                          43,212
                                                                      ----------

                                                               Number      Value
                                                            of Shares   (Note 2)
--------------------------------------------------------------------------------
Medical Technology: 1.13%
*Advanced Technology Lab Inc. .............................   1,500   $   46,500
*Bio-Radiology Labs Inc. Class A...........................     700       21,000
Life Technologies Inc......................................     500       12,500
U.S. Surgical Corp.........................................     500       19,688
West Co. Inc...............................................     400       11,300
                                                                      ----------
                                                                         110,988
                                                                      ----------
Metal Fabrication: 2.34%
Amcast Industrial Corp.....................................     800       19,800
Commercial Metals Co.......................................     900       27,113
Intermet Corp. ............................................   2,100       33,862
Kaydon Corp................................................     500       23,562
Oregon Metallurgical Corp. ................................   1,400       45,150
*Park-Ohio Industries Inc..................................     800       10,300
SPS Technologies Inc.......................................     300       19,275
Timken Co..................................................   1,100       50,463
                                                                      ----------
                                                                         229,525
                                                                      ----------
Metals and Mining: 0.15%
Brush Wellman Inc..........................................     900       14,738
                                                                      ----------
Newspapers: 0.57%
Media General Inc., Class A................................   1,100       33,275
Pulitzer Publishing Co.....................................     500       23,187
                                                                      ----------
                                                                          56,462
                                                                      ----------
Office Automation and Equipment: 0.09%
Hunt Manufacturing Co......................................     300        5,437
Shelby Williams Industries Inc. ...........................     300        3,675
                                                                      ----------
                                                                           9,112
                                                                      ----------
Oil and Gas: 4.18%
*BJ Services Co............................................     300       15,300
British Petroleum Plc., ADR................................     100       14,138
Elf Aquitaine, ADR ........................................     700       31,675
*Global Marine Inc.........................................   3,100       63,937
Helmerich & Payne, Inc.....................................     700       36,487
Holly Corp.................................................     200        5,350
Kerr-McGee Corp............................................     200       14,400
*Nabors Industries Inc.....................................     600       11,550
Occidental Petroleum Corp..................................     400        9,350
Pennzoil Co................................................     300       16,950
Phillips Petroleum Co......................................     300       13,275
*Santa Fe Energy Resources Inc.............................   2,700       37,463
*Tesoro Petroleum Corp. ...................................   1,800       25,200
Texaco Inc. ...............................................     200       19,625
Union Texas Petroleum Holdings Inc. .......................   1,200       26,850
Unocal Corp................................................     400       16,250
USX-Marathon Group Inc.....................................   1,400       33,425
*Varco International Inc...................................     800       18,500
                                                                      ----------
                                                                         409,725
                                                                      ----------
Precision Instruments: 1.43%
*Coherent Inc. ............................................     600       25,350
Dynatech Corp. ............................................     600       26,550
*Esterline Technologies Co.................................     900       23,513
Fluke Corp.................................................     600       26,775
Instron Corp. .............................................     100        1,275
Measurex Corp. ............................................     600       14,400
MTS Systems Corp. .........................................   1,100       22,000
                                                                      ----------
                                                                         139,863
                                                                      ----------
Printing and Forms: 1.27%
Bowne & Co Inc.............................................   1,800       44,325
*Gibson Greetings Inc......................................   3,700       72,613
Graphic Industries Inc. ...................................     800        8,100
                                                                      ----------
                                                                         125,038
                                                                      ----------
Publishing: 0.11%
Meredith Corp..............................................     200       10,550
                                                                      ----------

                                                                Number     Value
                                                             of Shares  (Note 2)
--------------------------------------------------------------------------------
Railroads: 0.09%
CSX Corp....................................................     200   $   8,450
                                                                       ---------
Recreational Products: 1.16%
Brunswick Corp..............................................   1,200      28,800
Callaway Golf Co............................................     600      17,250
Coachmen Industries Inc.....................................   2,200      62,425
Huffy Corp..................................................     400       5,750
                                                                       ---------
                                                                         114,225
                                                                       ---------
Rental and Leasing: 0.88%
Comdisco Inc................................................     600      19,050
GATX Corp...................................................     500      24,250
PHH Corp....................................................   1,000      43,000
                                                                       ---------
                                                                          86,300
                                                                       ---------
Restaurants: 1.24%
Applebee's International Inc................................     400      11,000
CKE Restaurants Inc.........................................   2,100      75,600
*NPC International Inc. ....................................   1,500      12,375
Piccadilly Cafeterias Inc...................................   1,000       9,250
Ruby Tuesday Inc............................................     700      12,950
                                                                       ---------
                                                                         121,175
                                                                       ---------
Retail Trade: 3.34%
Claires Stores Inc..........................................   1,300      16,900
*Comp USA Inc. .............................................   1,200      24,750
Dayton Hudson Corp..........................................     600      23,550
*Fabri-Centers of America Inc., Class A ....................     400       6,450
Food Lion Inc., Class B.....................................   1,700      17,213
Great Atlantic & Pacific Tea Co.............................     800      25,500
Haverty Furniture Co........................................   2,100      23,888
*Kmart Corp. ...............................................   2,200      22,825
Mercantile Stores Inc. .....................................     400      19,750
Neiman-Marcus Group Inc.....................................     200       5,100
Pier 1 Imports Inc..........................................     500       8,812
*Safeway Inc................................................     500      21,375
Shopko Stores Inc...........................................   2,200      33,000
*Smith's Food & Drug Centers Inc., Class B..................     300       9,300
*Venture Stores Inc.........................................   6,100      18,300
*Vons Companies Inc.........................................     400      23,950
Wolohan Lumber Co...........................................   1,300      16,250
*Woolworth Corp.............................................     500      10,938
                                                                       ---------
                                                                         327,851
                                                                       ---------
Savings and Loan Associations: 0.65%
*California Federal Bank Corp. .............................   1,300      31,850
*Dime Bancorp Inc...........................................   1,000      14,750
TCF Financial Corp..........................................     400      17,400
                                                                       ---------
                                                                          64,000
                                                                       ---------
Steel: 1.55%
British Steel Plc, ADS......................................   1,800      49,500
Cleveland Cliffs Inc........................................   1,000      45,375
Oregon Steel Mills Inc......................................   1,900      31,825
Quanex Corp.................................................     200       5,475
Texas Industries Inc. ......................................     400      20,250
                                                                       ---------
                                                                         152,425
                                                                       ---------
Telecommunications: 1.64%
BCE Inc.....................................................     300      14,325
British Telecommunications Plc, ADR.........................     200      13,725
Century Telephone Enterprise Inc. ..........................     800      24,700
Cincinnati Bell Inc. .......................................     200      12,325
Telefonica de Espana S.A., ADS..............................     500      34,625
Telefonos de Mexico S.A., ADS...............................     900      29,700
*U.S.Long Distance Corp.....................................   2,300      18,400
*Worldcom Inc...............................................     500      13,031
                                                                       ---------
                                                                         160,831
                                                                       ---------

                                                               Number      Value
                                                            of Shares   (Note 2)
--------------------------------------------------------------------------------
Textiles: 0.52%
Culp Inc...................................................     900   $   13,725
Guilford Mills Inc.........................................     600       15,975
Springs Industries Inc., Class A...........................     500       21,500
                                                                      ----------
                                                                          51,200
                                                                      ----------
Tobacco: 0.42%
RJR Nabisco Holdings Corp..................................   1,200       40,800
                                                                      ----------
Trucking: 0.21%
Yellow Corp................................................   1,400       20,125
                                                                      ----------
Utilities: 11.02%
Allegheny Power Systems Inc................................     500       15,188
Baltimore Gas & Electric Co................................     700       18,725
Boston Edison Co...........................................   1,000       26,875
California Water Service Co. ..............................     200        8,400
Centerior Energy Corp......................................   2,600       27,950
Central Hudson Gas & Electric Co...........................   1,000       31,375
Central Maine Power Co.....................................   3,700       43,012
Central Vermont Public Service Co. ........................     900       10,800
CMS Energy Corp............................................     400       13,450
Commonwealth Energy Systems Corp...........................   1,900       44,650
Connecticut Energy Corp....................................     100        2,125
Eastern Enterprises Inc....................................     400       14,150
Edison International Inc...................................   1,300       25,837
Energen Corp...............................................     500       15,125
Enova Corp. ...............................................   1,100       25,025
Entergy Corp...............................................   1,700       47,175
GPU Inc....................................................     900       30,263
Green Mountain Power Corp. ................................     700       16,712
Illinova Corp. ............................................     700       19,250
Interstate Power Co. ......................................     600       17,400
IPALCO Enterprises Inc.....................................     300        8,175
MidAmerican Energy Holdings Co. ...........................   2,000       31,750
Montana Power Co...........................................     900       19,237
National Fuel & Gas Co. ...................................     300       12,375
New York State Electric & Gas Co. .........................   1,200       25,950
*Niagara Mohawk Power Co...................................   1,600       15,800
NorAm Energy Corp. ........................................   2,700       41,513
Northwest Natural Gas Co. .................................     800       19,200
NUI Corp...................................................   1,500       33,938
Oklahoma Gas & Electric Co.................................     300       12,525
Orange & Rockland Utilities Co.............................     500       17,937
Pacificorp.................................................     900       18,450
Peoples Energy Corp........................................     200        6,775
Pinnacle West Capital Corp. ...............................   1,800       57,150
Portland General Corp......................................     900       37,800
Providence Energy Corp.....................................     400        7,000
Public Services Enterprise Group...........................     400       10,900
Sierra Pacific Resources Inc...............................     900       25,875
SIGCORP, Inc...............................................     200        6,925
Southwestern Energy Co. ...................................     700       10,588
TNP Enterprises Inc. ......................................   2,100       57,487
United Illuminating Co. ...................................   1,500       47,062
UtiliCorp United Inc. .....................................     800       21,600
Washington Water Power Co..................................     900       16,763
Westcoast Energy Inc.......................................   2,000       33,500
Western Resources Inc......................................     300        9,263
WPL Holdings Inc...........................................     800       22,500
                                                                      ----------
                                                                       1,081,525
                                                                      ----------
Wholesale Distributors: 1.42%
Bearings Inc...............................................     500       13,938
*Handleman Co..............................................   1,900       16,150
Hughes Supply Inc. ........................................   1,300       56,063
*Rexel Inc. ...............................................   2,600       41,275
*United Stationers Inc. ...................................     600       11,700
                                                                      ----------
                                                                         139,126
                                                                      ----------
Total Common Stocks
(Cost $6,082,236)....................................................  6,125,916
                                                                      ----------

         ZWEIG GROWTH & INCOME FUND

                Statement of Net Assets as of December 31, 1996
                                  (Concluded)

                                                         Principal
                                                            Amount
                                                         or Number        Value
                                                      of Contracts     (Note 2)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS: 15.99%
Federal Home Loan Mortgage Corp., Discount Notes:
15.28%
 6.50%, 1/2/97......................................   $1,500,000    $1,499,458
                                                                     ----------
United States Treasury Bills: 0.71%
 4.80%, 3/6/97......................................       40,000(a)     39,654
 4.84%, 3/6/97......................................       30,000(a)     29,741
                                                                     ----------
                                                                         69,395
                                                                     ----------
Total Short-Term Obligations
(Cost $1,569,128)................................................     1,568,853
                                                                     ----------
REPURCHASE AGREEMENTS: 17.23%
With Morgan Stanley & Co., Inc., (dated 12/31/96),
6.625%, due 1/2/97 (Repurchase proceeds $1,691,622);
collateralized by: $1,689,635 Federal Home Loan
Mortgage Corporation, 8.00%-8.25%, 9/1/2007-5/1/2008
(Market value $1,745,480)...........................    1,691,000     1,691,000
                                                                     ----------
Total Repurchase Agreements
(Cost $1,691,000)................................................     1,691,000
                                                                     ----------
Unrealized Appreciation on Futures
Contracts: 0.10%
Standard & Poor's 500
March 1997 Short futures (b)........................           (1)        9,608
                                                                     ----------
Total Investments
(Cost $9,342,364)...................................        95.76%    9,395,377
Other Assets........................................         4.48       439,577
                                                       ----------    ----------
 Total Assets.......................................       100.24%    9,834,954
 Total Liabilities (Note 6).........................        (0.24)      (23,486)
                                                       ----------    ----------
Net Assets (Note 7).................................       100.00%   $9,811,468
                                                       ==========    ==========



                      See notes to financial statements.


-------------------------------------------------------------------------------
Class A Shares
Net asset value ("NAV") and redemption price per share
($2,507,960/220,527 shares)............................................. $11.37
                                                                         ======
Maximum public offering price per share-NAV/
(1-maximum sales charge) ($11.37/.945).................................. $12.03
                                                                         ======
Class B Shares
Net asset value and offering price per share
($2,694,175/236,876 shares)............................................. $11.37
                                                                         ======
Redemption price per share..............................................   **
                                                                         ======
Class C Shares
Net asset value and offering price per share
($4,508,651/396,319 shares)............................................. $11.38
                                                                         ======
Redemption price per share..............................................   **
                                                                         ======
Class I Shares
Net asset value, offering and redemption price per share
($100,682/8,856 shares)................................................. $11.37
                                                                         ======

-------------------------------------------------------------------------------
 *Non-income producing security.
**Varies by length of time shares are held. (Note 3b)
(a)Pledged as collateral for futures transactions.
(b) The market value represented by the short futures was $372,250 (representing 3.79% of the Fund's net assets) with proceeds of $381,858.

For Federal income tax purposes, the tax basis of investments owned at December 31, 1996 was $9,342,364 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation........................................ $ 175,355
Gross unrealized depreciation........................................  (122,342)
                                                                      ---------
Net unrealized appreciation.......................................... $  53,013
                                                                      =========

           ZWEIG GOVERNMENT FUND

                Statement of Net Assets as of December 31, 1996

                                                          Principal       Value
                                                             Amount    (Note 2)
-------------------------------------------------------------------------------
UNITED STATES GOVERNMENT &
AGENCY OBLIGATIONS: 82.76%
Over One Year: 70.49%
Federal Home Loan Mortgage Corp.,
Modified Mtge. Pass-Through
Securities: 0.77%
 10.50%, 1/1/2001......................................  $   26,050 $    27,696
 10.50%, 6/1/2011......................................     109,543     121,045
 11.50%, 10/1/2015.....................................      91,358     103,433
 12.00%, 11/1/2015.....................................     108,633     123,977
                                                                    -----------
                                                                        376,151
                                                                    -----------
Federal National Mortgage Assn.,
Modified Mtge. Pass-Through
Securities: 0.09%
 12.50%, 10/1/2014.....................................      38,386      44,179
                                                                    -----------
Federal National Mortgage Assn.: 4.32%
 Deb., 8.25%, 12/18/2000...............................     950,000   1,014,275
 Notes, 6.95%, 9/10/2002...............................   1,100,000   1,090,839
                                                                    -----------
                                                                      2,105,114
                                                                    -----------
Government National Mortgage Assn., Modified Mtge.
Pass-Through
Securities: 0.28%
 12.50%, 11/20/2013....................................      47,492      54,542
 12.00%, 9/15/2015.....................................      52,965      60,910
 8.00%, 8/15/2022......................................      21,726      22,188
                                                                    -----------
                                                                        137,640
                                                                    -----------
Private Export Funding Corp.: 2.16%
 7.90%, 3/31/2000......................................   1,000,000   1,049,886
                                                                    -----------
United States Treasury Bonds: 27.22%
 10.75%, 2/15/2003.....................................   1,000,000   1,224,376
 10.75%, 5/15/2003.....................................   2,000,000   2,461,252
 12.00%, 8/15/2013.....................................   1,025,000   1,466,711
 7.25%, 8/15/2022......................................   2,000,000   2,116,252
 7.625%, 11/15/2022....................................   1,145,000   1,263,795
 7.625%, 2/15/2025.....................................   3,700,000   4,109,316
 6.875%, 8/15/2025.....................................     600,000     611,625
                                                                    -----------
                                                                     13,253,327
                                                                    -----------
United States Treasury Notes: 35.65%
 6.25%, 8/31/2000......................................  15,000,000  15,060,945
 6.375%, 8/15/2002.....................................   1,200,000   1,208,251
 7.25%, 5/15/2004......................................   1,036,000   1,090,714
                                                                    -----------
                                                                     17,359,910
                                                                    -----------
Total Over One Year
(Cost $34,141,542).................................................  34,326,207
                                                                    -----------
Less Than One Year: 12.27%
Federal National Mortgage Association., Discount Notes:
12.27%
 5.37%, 1/28/97........................................   3,000,000   2,987,470
 5.32%, 2/4/97.........................................   3,000,000   2,984,483
                                                                    -----------
Total Less Than One Year
(Cost $5,972,844)..................................................   5,971,953
                                                                    -----------
Total United States Government & Agency Obligations
(Cost $40,114,386).................................................  40,298,160
                                                                    -----------

                       See notes to financial statements.

                                                         Principal       Value
                                                            Amount    (Note 2)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 16.25%
With Morgan Stanley & Co., Inc., (dated 12/31/96),
6.625%, due 1/2/97 (Repurchase proceeds $3,912,439);
collateralized by: $3,908,442 Federal Home Loan
Mortgage Corporation, 8.00%, 5/1/2026 (Market value
$4,026,104)............................................ $3,911,000 $ 3,911,000
With Prudential Securities Inc., (dated 12/31/96),
6.625%, due 1/2/97 (Repurchase proceeds $4,001,472);
collateralized by: $3,893,592 Federal Home Loan
Mortgage Corporation, 7.652%, 3/1/2024 (Market value
$4,080,001)............................................  4,000,000   4,000,000
                                                                   -----------
Total Repurchase Agreements
(Cost $7,911,000).................................................   7,911,000
                                                                   -----------

Total Investments
 (Cost $48,025,386)........................................  99.01%  48,209,160
Other Assets...............................................   1.51      736,100
                                                            ------  -----------
 Total Assets.............................................. 100.52%  48,945,260
 Total Liabilities (Note 6)................................  (0.52)    (253,215)
                                                            ------  -----------
Net Assets (Note 7)........................................ 100.00% $48,692,045
                                                            ======  ===========

Weighted Average Duration............................................. 4.1 years
                                                                       =========

Class A Shares
Net asset value ("NAV") and redemption price per share
($33,848,405/3,448,857 shares)........................................... $9.81
                                                                          =====

Maximum public offering price per share- NAV/(1-maximum sales charge )
($9.81/.9525)........................................................... $10.30
                                                                         ======

Class B Shares
Net asset value and offering price per share
($513,263/52,046 shares).................................................. $9.86
                                                                           =====
Redemption price per share................................................   *
                                                                           =====
Class C Shares
Net asset value and offering price per share
($14,330,377/1,460,269 shares)............................................ $9.81
                                                                           =====
Redemption price per share................................................   *
                                                                           =====

--------------------------------------------------------------------------------
*Varies by length of time shares are held.(Note 3b)

For Federal income tax purposes, the tax basis of investments owned at December 31, 1996 was $48,042,823 and net unrealized appreciation on investments consisted of :

Gross unrealized appreciation........................................ $ 470,904
Gross unrealized depreciation........................................  (304,567)
                                                                      ---------
Net unrealized appreciation.......................................... $ 166,337
                                                                      =========

              ZWEIG CASH FUND

                Statement of Net Assets as of December 31, 1996

                                                        Principal       Value
                                                           Amount    (Note 2)
-----------------------------------------------------------------------------
UNITED STATES GOVERNMENT AGENCY
OBLIGATIONS: 85.61%
Federal Farm Credit Bank, Discount Notes: 21.81%
 5.22%, 1/10/97....................................... $3,000,000 $ 2,996,085
 5.21%, 2/21/97.......................................  1,000,000     992,619
 5.22%, 3/6/97........................................  3,000,000   2,972,160
 5.21%, 3/7/97........................................  3,000,000   2,971,779
 5.29%, 3/27/97.......................................  2,000,000   1,975,019
                                                                  -----------
                                                                   11,907,662
                                                                  -----------
Federal Home Loan Bank: 9.15%
 4.40%, 1/21/97.......................................  5,000,000   4,997,039
                                                                  -----------
Federal Home Loan Bank,
Discount Note: 5.47%
 5.38%, 2/6/97........................................  3,000,000   2,983,860
                                                                  -----------
Federal Home Loan Mortgage Corp.,
Discount Notes: 14.58%
 5.25%, 1/14/97.......................................  2,000,000   1,996,208
 5.48%, 1/17/97.......................................  2,000,000   1,995,129
 5.21%, 2/19/97.......................................  3,000,000   2,978,726
 5.35%, 3/21/97.......................................  1,000,000     988,260
                                                                  -----------
                                                                    7,958,323
                                                                  -----------
Federal National Mortgage Assn.,
Discount Notes: 34.60%
 5.26%, 1/7/97........................................  3,000,000   2,997,370
 5.23%, 1/17/97.......................................  3,000,000   2,993,027
 5.51%, 1/24/97.......................................  3,000,000   2,989,439
 5.21%, 1/27/97.......................................  3,000,000   2,988,712
 5.22%, 3/10/97.......................................  2,000,000   1,980,280
 5.24%, 3/12/97.......................................  2,000,000   1,979,622
 5.25%, 3/21/97.......................................  3,000,000   2,965,437
                                                                  -----------
                                                                   18,893,887
                                                                  -----------
Total United States Government Agency Obligations
(Cost $46,740,771)...............................................  46,740,771
                                                                  -----------



                       See notes to financial statements.

                                                          Principal       Value
                                                             Amount    (Note 2)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 14.74%
With Morgan Stanley & Co., Inc. (dated 12/31/96),
6.625%, due 1/2/97 (Repurchase proceeds $4,001,472);
collateralized by: $3,861,395 Federal National Mortgage
Association, 9.00%, 12/1/2017 (Market value
$4,141,347)............................................  $4,000,000 $ 4,000,000
With Prudential Securities, Inc. (dated 12/31/96),
6.625%, due 1/2/97 (Repurchase proceeds $4,051,491);
collateralized by: $3,942,262 Federal Home Loan
Mortgage Corporation, 7.652%, 3/1/2024 (Market value
$4,131,000)............................................   4,050,000   4,050,000
                                                                    -----------
Total Repurchase Agreements
(Cost $8,050,000).................................................    8,050,000
                                                                    -----------

Total Investments
(Cost $54,790,771)......................................... 100.35%  54,790,771
Other Assets...............................................   0.20      111,663
                                                            ------  -----------
 Total Assets.............................................. 100.55%  54,902,434
 Total Liabilities (Note 6)................................  (0.55)    (302,203)
                                                            ------  -----------
Net Assets (Note 7)........................................ 100.00% $54,600,231
                                                            ======  ===========

Net asset value, offering and redemption
price per share (3,360,127 Class A Shares,
32,951 Class B Shares, 4,535,326 Class C Shares,
1,400,782 Class I Shares and 45,271,045
Class M Shares).......................................................... $1.00
                                                                          =====
Weighted average days to maturity........................................    35
                                                                          =====

             ZWEIG SERIES TRUST

          Statement of Operations for the Year Ended December 31, 1996
                                 (in thousands)

                             Zweig         Zweig   Zweig   Zweig Growth      Zweig  Zweig
                          Strategy  Appreciation Managed       & Income Government   Cash
                              Fund          Fund  Assets        Fund***       Fund   Fund
                          --------  ------------ -------   ------------ ---------- ------
Investment Income:
Income:
  Dividends*............  $ 27,406    $ 8,936    $ 7,767       $ 7       $   --    $  --
  Interest..............     4,429      4,068     18,333**      13         3,445    3,499
------------------------------------------------------------------------------------------
    Total Income........    31,835     13,004     26,100        20         3,445    3,499
------------------------------------------------------------------------------------------
Expenses: (Note 2)
  Advisory fees (Note
   3)...................     9,070      4,876      6,109         5           322      325
  Distribution fees,
   Class A (Note 3).....     1,757        820        388         1           111       11
  Distribution fees,
   Class B (Note 3).....       178         33         29         2             2        1
  Distribution fees,
   Class C (Note 3).....     6,057      2,106      4,782         3           125       12
  Distribution fees,
   Class M (Note 3).....       --         --         --        --            --        29
  Transfer agent fees...     1,389        679        693       --             83       21
  Amortization of organ-
   ization expenses.....       --         114        156         1           --       --
  Custodian fees........       154        117        435         4            19       21
  Insurance.............        69         28         34       --              3        3
  Portfolio accounting
   fees.................       233        169        196         1            39        8
  Professional fees.....       240        121        147       --             14       15
  Registration fees.....       105         59         66         9            53       52
  Reports to sharehold-
   ers..................       504        217        236       --             21       17
  Trustees' fees........        28         14         16         1             5        5
  Miscellaneous.........       132         55         69       --              7        7
------------------------------------------------------------------------------------------
    Total expenses......    19,916      9,408     13,356        27           804      527
  Less: Expenses reim-
   bursed by investment
   adviser (Note 3)            --         --         --        (15)         (117)    (247)
------------------------------------------------------------------------------------------
    Net expenses........    19,916      9,408     13,356        12           687      280
------------------------------------------------------------------------------------------
Net investment income...    11,919      3,596     12,744         8         2,758    3,219
------------------------------------------------------------------------------------------
Net Realized and
 Unrealized Gains
 (Losses) on Investments
 and Foreign Currency:
 Net realized gains
  (losses):
  Security transactions.   131,156     71,368     23,513         1        (1,290)     --
  Futures transactions..   (50,297)   (12,270)       203        (6)          --       --
  Currency transactions.       --         --       7,471       --            --       --
------------------------------------------------------------------------------------------
  Net realized gains
   (losses).............    80,859     59,098     31,187        (5)       (1,290)     --
------------------------------------------------------------------------------------------
Increase (decrease) in
 unrealized appreciation
 of investments and for-
 eign currency..........    48,334      5,819      6,798        53        (2,075)     --
------------------------------------------------------------------------------------------
Net realized and
 unrealized gains (loss-
 es) on investments and
 foreign currency.......   129,193     64,917     37,985        48        (3,365)       0
------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from operations........  $141,112    $68,513    $50,729       $56       $  (607)  $3,219
------------------------------------------------------------------------------------------
  * Net of taxes with-
    held on foreign div-
    idends..............  $    484    $   188    $   570       --            --       --
                                         -------------------------------------------------
                                         -------------------------------------------------

 ** Net of taxes withheld on foreign interest of $56.

*** Commenced operations on November 26, 1996.

                       See notes to financial statements.

             ZWEIG SERIES TRUST

  Statement of Changes in Net Assets for the Years Ended December 31, 1996 and
                                      1995
                                 (in thousands)

                                                                                       Zweig
                                                                                    Growth &
                                    Zweig               Zweig               Zweig     Income           Zweig               Zweig
                            Strategy Fund   Appreciation Fund      Managed Assets       Fund Government Fund           Cash Fund
                    ----------------------  ------------------  ------------------  -------- ----------------  ------------------
                          1996        1995      1996      1995      1996      1995  1996 (1)    1996     1995      1996      1995
                    ----------  ----------  --------  --------  --------  --------  -------- -------  -------  --------  --------
Increase
 (Decrease) in
 Net Assets:
Operations:
 Net investment
  income.........   $   11,919  $   14,369  $  3,596  $  3,389  $ 12,744  $ 21,943   $    8  $ 2,758  $ 3,329  $  3,219  $  3,705
 Net realized
  gains (losses)
  on investments.       80,859      88,379    59,098    17,192    31,187    49,667       (5)  (1,290)   1,665       --       (106)
 Unrealized
  appreciation
  (depreciation)
  of investments
  and foreign
  currency.......       48,334      81,614     5,819    68,145     6,798    30,325       53   (2,075)   3,304       --        --
----------------------------------------------------------------------------------------------------------------------------------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....      141,112     184,362    68,513    88,726    50,729   101,935       56     (607)   8,298     3,219     3,599
----------------------------------------------------------------------------------------------------------------------------------
Additions to
 capital paid-in
 (Note 3a).......          --          --        --        --        --        --       --       --       --        --        106
----------------------------------------------------------------------------------------------------------------------------------
Dividends to
 shareholders
 from net
 investment
 income:
 Class A.........       (7,570)    (13,218)   (2,921)   (5,429)   (4,262)   (8,831)      (3)  (1,935)  (2,404)     (169)     (199)
 Class B.........         (126)        --        (16)      --        (74)      --        (2)      (9)     --         (1)      --
 Class C.........       (4,367)     (6,393)     (775)   (1,215)  (12,584)  (26,808)      (3)    (784)  (1,014)     (188)     (250)
 Class I.........           (3)        --         (5)      --         (9)      --       --       --       --         (8)      --
 Class M.........          --          --        --        --        --        --       --       --       --     (2,853)   (3,256)
Distributions to
 shareholders
 from net
 realized gains
 on investments:
 Class A.........      (42,767)    (20,001)  (34,739)   (8,373)   (4,252)   (4,348)     --       --       --        --        --
 Class B.........       (2,917)        --       (984)      --       (218)      --       --       --       --        --        --
 Class C.........      (45,605)    (18,613)  (27,713)   (6,032)  (15,742)  (16,160)     --       --       --        --        --
 Class I.........          (65)        --       (271)      --       (105)      --       --       --       --        --        --
----------------------------------------------------------------------------------------------------------------------------------
 Total dividends
  and
  distributions
  to
  shareholders...     (103,420)    (58,225)  (67,424)  (21,049)  (37,246)  (56,147)      (8)  (2,728)  (3,418)   (3,219)   (3,705)
----------------------------------------------------------------------------------------------------------------------------------
Capital share
 transactions
 (Note 8):
 Net proceeds
  from sale of
  shares.........      286,753     329,295    71,443    62,439    60,565    88,397   10,511    3,408    8,989   314,285   284,593
 Net proceeds
  from merger
  (Note 4).......          --          --        --     57,544       --        --       --       --       --        --        --
 Net asset value
  of shares
  issued to
  shareholders in
  reinvestment of
  dividends and
  distributions..       94,207      45,624    60,141    17,132    31,988    40,755        6    1,609    1,943     1,962     2,031
----------------------------------------------------------------------------------------------------------------------------------
                       380,960     374,919   131,584   137,115    92,553   129,152   10,517    5,017   10,932   316,247   286,624
 Cost of shares
  redeemed.......     (261,535)   (144,286)  (95,266)  (89,795) (224,314) (231,550)    (754) (14,976) (24,048) (318,281) (317,482)
----------------------------------------------------------------------------------------------------------------------------------
 Increase
  (decrease) in
  net assets
  derived from
  capital share
  transactions...      119,425     230,633    36,318    47,320  (131,761) (102,398)   9,763   (9,959) (13,116)   (2,034)  (30,858)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase
  (decrease) in
  net assets.....      157,117     356,770    37,407   114,997  (118,278)  (56,610)   9,811  (13,294)  (8,236)   (2,034)  (30,858)
NET ASSETS:
 Beginning of
  year...........    1,088,586     731,816   467,794   352,797   668,542   725,152        0   61,986   70,222    56,634    87,492
----------------------------------------------------------------------------------------------------------------------------------
 End of year.....   $1,245,703  $1,088,586  $505,201  $467,794  $550,264  $668,542   $9,811  $48,692  $61,986  $ 54,600  $ 56,634
----------------------------------------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed)
 net investment
 income..........   $     (172) $      (25) $   (335) $   (214) $ (2,677) $  1,508   $  --   $    30  $   --   $    --   $    --
----------------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on November 26, 1996.

                       See notes to financial statements.

       NOTES TO FINANCIAL STATEMENTS


Note 1--Organization

 Zweig Series Trust (the "Trust"), reorganized as a Delaware business trust from a Massachusetts business trust effective April 30, 1996, is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Trust presently consists of six separate investment portfolios ("Series"): Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets, Zweig Growth & Income Fund, Zweig Government Fund (formerly Government Securities Series) and Zweig Cash Fund. Each Series has distinct investment objectives and policies. A shareholder's interest is limited to the Series in which he or she owns shares. Each Series offers Class A, Class B, Class C and Class I Shares and Zweig Cash Fund also offers Class M Shares. Class I Shares in Zweig Government Fund are currently inactive. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, and has exclusive voting rights with respect to matters affecting only that class. The offering of Class B Shares and Class I Shares commenced on April 8, 1996 and November 1, 1996, respectively. The offering of Zweig Growth & Income Fund commenced on November 26, 1996.

Note 2--Significant Accounting Policies

 (a) General: Securities transactions are recorded on trade date. Realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and income tax purposes. Distributions to shareholders and dividend income are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Direct expenses are charged to each class or Series and general expenses are allocated in proportion to net assets. Organization expenses are amortized on a straight-line basis over the first 60 months of operations of a Series. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 (b) Portfolio Valuation: Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Bonds and other fixed-income securities are valued at prices obtained from an established bond-pricing service. Forward foreign currency contracts are valued using forward currency exchange rates supplied by a quotation service. Securities for which market quotations are not readily available (of which there were none at December 31, 1996) are valued at fair value as determined by the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value). Zweig Cash Fund values all short-term investments using the amortized cost method pursuant to Rule 2a-7 under the Act.

 (c) Futures Contracts and Option Accounting Principles: Initial margin deposits on futures contracts are recorded as assets. The value of such contracts are "marked to market" daily and changes are recognized as unrealized gains or losses. Variation margin payments are recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a futures contract is closed, the Series realizes a gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. When a Series writes an option, an amount equal to the premium received is recorded as an asset and a corresponding liability. The liability is subsequently "marked to market" daily. When an option written is exercised, the proceeds of sale of the underlying security are increased by the premium originally received and the Series realizes a gain or loss. When an option written expires or the Series enters into a closing purchase transaction, the liability is extinguished and the Series realizes a gain or loss.

 (d) Foreign Currency Translation: Assets and liabilities denominated in a foreign currency are translated into U.S. dollars using exchange rates on the valuation date. Purchases and sales of securities, expense payments and income receipts are translated into U.S. dollars using the exchange rate on the transaction date. The Trust does not segregate that portion of the results of operations resulting from changes in foreign exchange rates from the portion resulting from changes in market prices of securities held; both are included in net realized and unrealized gains or losses.

 (e) Off-Balance-Sheet Risk, Repurchase Agreements and Derivatives: Foreign securities and forward foreign currency contracts may involve risks relating to the level of governmental supervision and regulation of foreign markets, and the possibility of political or economic instability. With respect to forward foreign currency contracts and repurchase agreements, losses may arise if the counterparty does not perform under the contract or agreement. The Trust's investment manager monitors the requirement that the market value of the securities used to collateralize a repurchase agreement exceed the dollar amount of the counterparty's obligation to repurchase. A Series' use of futures contracts, forward foreign currency contracts and options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of net assets. These derivative financial instruments ("derivatives") are used to adjust the risk and return characteristics of a Series' portfolio. Derivatives are not used for the purpose of leverage. The objective in buying or selling a derivative instrument is to increase or decrease a Series' exposure to changing security prices, interest rates or currency exchange rates. If the Manager misjudges market conditions or employs a strategy that does not correlate well with the Series' other investments, use of these derivatives could result in a loss, regardless of the Manager's original intent to reduce risk.

 (f) Federal Income Taxes: It is the policy of each Series to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to

       NOTES TO FINANCIAL STATEMENTS

                                  (Continued)
distribute all of its net taxable income, including any net realized gain on investments, to its shareholders; therefore, no provision for federal income tax is required.

 (g) Dividends and Distributions to Shareholders: Dividends and distributions are declared separately for each class of shares of a Series. Dividends from net investment income are declared and paid monthly by Zweig Government Fund, semi-annually by Zweig Strategy Fund, Zweig Managed Assets and Zweig Growth & Income Fund, and at least annually by Zweig Appreciation Fund. Any net realized capital gain distributions are declared and paid annually, except that amounts attributable to net short-term capital gains may be included with dividends from net investment income. Zweig Cash Fund declares daily dividends of all net investment income, plus or minus realized gains or losses, and pays dividends monthly. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes.

 At October 31, 1996 (each Series' tax fiscal year-end), Zweig Government Fund had capital loss carryforwards, including acquired loss carryforwards, of $13,506,640, $2,631,923, $249,274, $7,227,155 and $1,010,121 expiring October
31, 1997, 1998, 1999, 2001 and 2004 respectively, available to offset any net capital gains subsequently realized, subject to certain limitations. Capital loss carryforwards of Zweig Government Fund in the amount of $30,556,466 which expired in 1996 have been charged to capital paid-in.

Note 3--Investment Advisory Fees and Other Transactions with Affiliates

 (a) Investment Manager: The Trust's investments are managed by Zweig/Glaser Advisers (the "Manager"). The Manager's investment advisory fee is based on the average daily net assets of each Series at the following annual rates:
Zweig Strategy Fund--0.75%; Zweig Appreciation Fund--1.00%; Zweig Managed Assets--1.00%; Zweig Growth & Income Fund--0.75%; Zweig Government Fund-- 0.60%; and Zweig Cash Fund--0.50%. The fees are accrued daily and paid monthly. Investment advisory fees for the year ended December 31, 1996 aggregated $20,708,384.

 The Manager has voluntarily undertaken to limit the expenses of Zweig Cash Fund (exclusive of taxes, interest, brokerage commissions, the distribution fees described below and extraordinary expenses) until April 30, 1997 to 0.35% of its average daily net assets. During the year ended December 31, 1996, the Manager's reimbursements to Zweig Cash Fund aggregated $247,232. The Manager reserves the right to discontinue this expense limitation at any time after April 30, 1997. In November 1995, the Manager contributed $106,250 to Zweig Cash Fund to offset losses incurred by the Fund on sales of certain variable rate reset notes.

 From May 1, 1996 until December 31, 1996, the Manager voluntarily limited the expenses of Zweig Government Fund (exclusive of taxes, interest, brokerage commissions, the distribution fees described below and extraordinary expenses) to 0.75% of its average daily net assets. The Manager's reimbursements to Zweig Government Fund during the period aggregated $117,002.

 Effective November 26, 1996 (commencement of operations), the Manager has voluntarily undertaken to limit the expenses of Zweig Growth & Income Fund (exclusive of taxes, interest, brokerage commissions, the distribution fees described below and extraordinary expenses) until April 30, 1997 to 1.00% of its average daily net assets. During the period November 26, 1996 to December 31, 1996, the Manager's reimbursements to Zweig Growth & Income Fund aggregated $14,949. The Manager reserves the right to discontinue this expense limitation at any time after April 30, 1997.

 (b) Principal Distributor: Zweig Securities Corp. (the "Distributor") serves as principal distributor of shares of the Trust. The Trust's Class A Shares (excluding Zweig Cash Fund shares) are sold with an initial sales charge, Class B Shares and Class C Shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge, and Class I Shares and Class M Shares are sold without a sales charge. During the year ended December 31, 1996, the Distributor's share of the initial and contingent deferred sales charges was $555,090 and $492,911, respectively.

 Pursuant to a Rule 12b-1 plan of distribution, the Trust pays the Distributor a combined service and distribution fee equal to an annual rate of 0.30% of average daily net assets for each Series of Class A Shares, 1.00% for each Series of Class B Shares, and 1.00% for Class C Shares of Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets and Zweig Growth & Income Fund, 0.75% for Class C Shares of Zweig Government Fund and 0.30% for Class C Shares of Zweig Cash Fund, respectively. A separate Rule 12b-1 distribution sharing plan for Class M Shares of Zweig Cash Fund provides that service organizations for investors in Class M Shares are paid equally by the Class M Shares and the Manager. Class I Shares, which are available for purchase by tax-exempt retirement plans of the Distributor and its affiliates and certain institutional investors, do not have a Rule 12b-1 Plan.

 During the year ended December 31, 1996, the Trust paid Zweig Securities Corp. brokerage commissions of $633,637 in connection with portfolio transactions effected by it.

 One Trustee and all of the officers of the Trust are also officers of the Manager and/or the Distributor.

Note 4--Merger

 On April 4, 1995, Zweig Appreciation Fund ("Appreciation") acquired all of the net assets of Zweig Series Trust Priority Selection List Series ("Priority") pursuant to a plan of reorganization approved by the shareholders of Priority on March 28, 1995. The acquisition was accomplished by a tax-free exchange of the Appreciation shares for all the net assets of Priority and has been accounted for as a pooling of interest without restatement for financial reporting purposes. The selected financial information and shares outstanding for the funds immediately before and after the acquisition were as follows:

                                      Net Asset
                                          Value       Shares      Exchange            Shares
                           Net Assets Per Share Outstanding*         Ratio     Outstanding**
                         ------------ --------- ------------     ---------     -------------
Priority Class A........ $ 41,711,769  $12.47     3,344,959    X .90442368   =   3,025,260
Appreciation Class A....  207,349,503   13.79    15,038,440                     15,038,440
                         ------------            ----------                     ----------
Combined................ $249,061,272  $13.79    18,383,399                     18,063,700
                         ============            ==========                     ==========
Priority Class C........ $ 15,831,830  $12.44     1,272,171    X .90935221   =   1,156,852
Appreciation Class C....  139,760,128   13.69    10,212,445                     10,212,445
                         ------------            ----------                     ----------
Combined................ $155,591,958  $13.69    11,484,616                     11,369,297
                         ============            ==========                     ==========

 The net assets of Priority included unrealized appreciation on investments of $1,745,945 and accumulated net realized losses of $1,314,728.
------
 * Before acquisition.
** After acquisition.

Note 5--Purchases and Sales of Securities and Forward Currency Contracts

 During the year ended December 31, 1996, purchase and sale transactions of the Trust, excluding repurchase transactions, short-term obligations held to maturity, and futures contracts, were:

                                  Zweig        Zweig          Zweig Zweig Growth       Zweig
                               Strategy Appreciation        Managed     & Income  Government
                                   Fund         Fund         Assets         Fund        Fund
                         -------------- ------------ -------------- ------------ -----------
Securities purchases.... $2,065,737,847 $362,060,906 $  917,014,287  $6,149,510  $67,492,484
Securities sales........  2,015,122,084  414,405,807  1,172,353,205      68,343   75,515,343

 Forward currency contracts outstanding at December 31, 1996, for Zweig Managed Assets were:

                                                                                            Unrealized
                                                              Settlement                  Appreciation
                         Contracts to Deliver In Exchange For       Date         Value  (Depreciation)
                         -------------------- --------------- ---------- -------------  --------------
Sales
  Australian Dollar..... A$       25,200,000  $   19,973,016   01/21/97  $ (20,017,911)  $   (44,895)
  Danish Krone.......... DKr      44,300,000       7,470,111   01/21/97     (7,526,052)      (55,941)
  Finnish Markka........ Fim      92,300,000      19,938,220   01/21/97    (20,081,904)     (143,684)
  French Franc.......... ff      148,300,000      28,338,031   01/21/97    (28,596,841)     (258,810)
  German Deutsche Mark.. DM       35,000,000      22,583,559   01/21/97    (22,754,456)     (170,897)
  Italian Lira.......... Lira 22,500,000,000      14,677,104   01/21/97    (14,797,080)     (119,976)
  Japanese Yen.......... (Yen) 1,250,000,000      10,991,427   01/21/97    (10,815,104)      176,323
  Spanish Peseta........ Pta   4,100,000,000      31,352,277   01/21/97    (31,565,318)     (213,041)
  Swedish Krona......... Skr     150,000,000      21,968,687   01/21/97    (22,045,298)      (76,611)
  U.K. Pound Sterling... (Pounds)  6,750,000      11,213,100   01/21/97    (11,551,705)     (338,605)
                                              --------------             -------------   -----------
                                              $  188,505,532             $(189,751,669)  $(1,246,137)
                                              ==============             =============   ===========
Purchases
  Finnish Markka........ $         8,189,655  Fim 38,000,000   01/21/97  $   8,267,739   $    78,084
  French Franc..........          20,571,429  ff 108,000,000   01/21/97     20,825,751       254,322
                         -------------------                             -------------   -----------
                         $        28,761,084                             $  29,093,490   $   332,406
                         ===================                             =============   ===========

       NOTES TO FINANCIAL STATEMENTS

                                  (Continued)

Note 6--Liabilities--December 31, 1996 (in thousands)

                                    Zweig   Zweig Zweig Growth      Zweig Zweig
                             Appreciation Managed     & Income Government  Cash
                                     Fund  Assets         Fund       Fund  Fund
                             ------------ ------- ------------ ---------- -----
Advisory fee................    $   27    $   30      $--         $  2    $  1
Distribution and service
 fees.......................       259       398         5          18       7
Capital shares redeemed.....       740     1,049       --          195       4
Dividends...................       --        --        --          --      270
Securities purchased........       --          9       --          --      --
Accrued expenses............       278       346        18          38      20
                                     ------------------------------------------
  Total Liabilities.........    $1,304    $1,832      $ 23        $253    $302
                                     ------------------------------------------
                                     ------------------------------------------

Note 7--Net Assets--December 31, 1996 (in thousands)

                                Zweig    Zweig  Zweig Growth      Zweig   Zweig
                         Appreciation  Managed      & Income Government    Cash
                                 Fund   Assets          Fund       Fund    Fund
                         ------------ --------  ------------ ---------- -------
Net Assets consist of:
  Capital paid-in.......   $406,483   $508,795     $9,763     $ 69,930  $54,600
  Undistributed net in-
   vestment income
   (loss)...............       (335)    (2,677)       --            30      --
  Accumulated net real-
   ized gain (loss).....      3,979     11,278         (5)     (21,452)     --
  Net unrealized appre-
   ciation of invest-
   ments................     95,074     32,868         53          184      --
                                     ------------------------------------------
                           $505,201   $550,264     $9,811     $ 48,692  $54,600
                                     ------------------------------------------
                                     ------------------------------------------

Note 8--Capital Shares

 The Trust has unlimited authorized shares of beneficial interest ($0.10 par value), divided into Series and issued in classes (see note 1). Capital share transactions for the years ended December 31, 1996 and 1995 are set forth below.

                                        Class A     Class B                  Class C     Class I
                         -----------------------  ---------  ------------------------  ---------
                               1996         1995    1996(2)         1996         1995    1996(3)
                         ----------  -----------  ---------  -----------  -----------  ---------
Zweig Strategy Fund
 Sold...................  5,310,565    7,877,181  2,674,142   11,001,933   15,068,149     55,405
 Issued in reinvestment
  of dividends and
  distributions.........  3,017,222    1,847,851    187,019    3,044,500    1,322,287      4,509
 Redeemed............... (8,068,624)  (5,617,447)   (52,868)  (9,152,149)  (4,816,427)       --
-------------------------------------------------------------------------------------------------
   Net increase.........    259,163    4,107,585  2,808,293    4,894,284   11,574,009     59,914
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Zweig Appreciation Fund
 Sold...................  1,366,791    1,345,078    478,983    2,349,161    2,780,621    119,892
 Issued in reinvestment
  of dividends and
  distributions.........  2,080,245      755,791     60,465    1,645,320      352,626     17,411
 Issued in merger of
  Priority Selection
  List Series (Note 4)..        --     3,025,260        --           --     1,156,852        --
 Redeemed............... (3,223,564)  (3,757,691)   (11,560)  (2,475,552)  (2,393,312)       --
-------------------------------------------------------------------------------------------------
   Net increase.........    223,472    1,368,438    527,888    1,518,929    1,896,787    137,303
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Zweig Managed Assets
 Sold...................    935,264    1,612,962    488,970    3,156,176    5,502,115    213,961
 Issued in reinvestment
  of dividends and
  distributions.........    582,313      874,559     19,353    1,875,546    2,398,874      8,711
 Redeemed............... (3,815,288)  (4,317,073)   (16,845) (13,854,155) (14,332,281)       --
-------------------------------------------------------------------------------------------------
   Net increase
    (decrease).......... (2,297,711)  (1,829,552)   491,478   (8,822,433)  (6,431,292)   222,672
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Zweig Growth & Income
 Fund(4)
 Sold...................    222,285          --     239,579      458,447          --       8,843
 Issued in reinvestment
  of dividends and
  distributions.........        265          --         112          177          --          13
 Redeemed...............     (2,023)         --      (2,815)     (62,305)         --         --
-------------------------------------------------------------------------------------------------
   Net increase.........    220,527          --     236,876      396,319          --       8,856
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Zweig Government Fund
 Sold...................     72,327      224,049     60,506      211,764      676,987        --
 Issued in reinvestment
  of dividends..........    113,204      136,077        559       49,766       60,147        --
 Redeemed...............   (799,865)  (1,242,528)    (9,019)    (706,323)  (1,181,786)       --
-------------------------------------------------------------------------------------------------
   Net increase
    (decrease)..........   (614,334)    (882,402)    52,046     (444,793)    (444,652)       --
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Zweig Cash Fund(1)
 Sold...................  3,251,313   13,510,433    267,603    6,804,176   10,482,656  1,497,941
 Issued in reinvestment
  of dividends..........    139,547      157,598      1,135      156,899      211,361      2,841
 Redeemed............... (3,691,361) (14,310,228)  (235,787)  (6,884,138) (11,275,296)  (100,000)
-------------------------------------------------------------------------------------------------
   Net increase
    (decrease)..........   (300,501)    (642,197)    32,951       76,937     (581,279) 1,400,782
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

(1) For the years ended December 31, 1996 and 1995, respectively, shares of Zweig Cash Fund Class M sold were 302,464,048 and 260,599,750; shares issued in reinvestment of dividends were 1,661,513 and 1,661,722; and shares redeemed were 307,369,088 and 291,896,255 for a net decrease of (3,243,527) and (29,634,783) shares, respectively.
(2) Class B Shares commenced operations on April 8, 1996.
(3) Class I Shares commenced operations on November 1, 1996.
(4) Zweig Growth & Income Fund commenced operations on November 26, 1996.

            FINANCIAL HIGHLIGHTS

 Selected Data for each share of capital stock outstanding throughout the years indicated

                                        Net
                  Net              Realized                       Distributions
                Asset                   and             Dividends      from Net         Total Net Asset
                Value        Net Unrealized Total from   from Net      Realized     Dividends     Value
      Year  Beginning Investment      Gains Investment Investment       Capital           and       End     Total
     Ended    of Year     Income   (Losses) Operations     Income         Gains Distributions   of Year Return***
     -----  --------- ---------- ---------- ---------- ---------- ------------- ------------- --------- ---------
 Zweig Strategy Fund Class A
 1996        $14.51     $ 0.20     $ 1.68     $ 1.88     $(0.20)     $(1.18)       $(1.38)     $15.01     13.00%
 1995         12.36       0.27       2.80       3.07      (0.37)      (0.55)        (0.92)      14.51     25.12
 1994         12.52       0.24      (0.10)      0.14      (0.20)      (0.10)        (0.30)      12.36      1.14
 1993         13.60       0.13       1.72       1.85      (0.12)      (2.81)        (2.93)      12.52     14.97
 1992         13.03       0.17       0.80       0.97      (0.21)      (0.19)        (0.40)      13.60      7.61
 Zweig Strategy Fund Class B(4)
 1996         15.12       0.06       1.13       1.19      (0.06)      (1.18)        (1.24)      15.07      7.88**
 Zweig Strategy Fund Class C(1)
 1996         14.56       0.11       1.66       1.77      (0.11)      (1.18)        (1.29)      15.04     12.19
 1995         12.35       0.16       2.82       2.98      (0.22)      (0.55)        (0.77)      14.56     24.26
 1994         12.51       0.15      (0.10)      0.05      (0.11)      (0.10)        (0.21)      12.35      0.41
 1993         13.61       0.05       1.71       1.76      (0.05)      (2.81)        (2.86)      12.51     14.18
 1992         12.89       0.08       0.69       0.77      (0.05)        --          (0.05)      13.61      6.00
 Zweig Strategy Fund Class I(5)
 1996         15.42       0.04       0.83       0.87      (0.04)      (1.18)        (1.22)      15.07      5.68**
 Zweig Appreciation Fund Class A
 1996         15.91       0.17       2.25       2.42      (0.17)      (2.26)        (2.43)      15.90     15.39
 1995         13.54       0.16       3.05       3.21      (0.33)      (0.51)        (0.84)      15.91     24.00
 1994         14.33       0.16      (0.43)     (0.27)     (0.06)      (0.46)        (0.52)      13.54     (1.83)
 1993         13.10       0.07       1.83       1.90      (0.06)      (0.61)        (0.67)      14.33     14.65
 1992         12.03       0.06       1.07       1.13      (0.03)      (0.03)        (0.06)      13.10      9.52
 Zweig Appreciation Fund Class B(4)
 1996         16.34       0.03       1.74       1.77      (0.03)      (2.26)        (2.29)      15.82     11.01**
 Zweig Appreciation Fund Class C(1)
 1996         15.83       0.06       2.22       2.28      (0.06)      (2.26)        (2.32)      15.79     14.54
 1995         13.36       0.06       3.03       3.09      (0.11)      (0.51)        (0.62)      15.83     23.20
 1994         14.19       0.06      (0.43)     (0.37)       --        (0.46)        (0.46)      13.36     (2.55)
 1993         13.01      (0.01)      1.80       1.79        --        (0.61)        (0.61)      14.19     13.84
 1992         12.33      (0.02)      0.70       0.68        --          --            --        13.01      5.52
 Zweig Appreciation Fund Class I(5)
 1996         17.28       0.04       1.02       1.06      (0.04)      (2.26)        (2.30)      16.04      6.30**
 Zweig Managed Assets Class A(2)
 1996         12.48       0.35       0.86       1.21      (0.45)      (0.49)        (0.94)      12.75      9.80
 1995         11.76       0.47       1.40       1.87      (0.75)      (0.40)        (1.15)      12.48     16.26
 1994         12.38       0.33      (0.69)     (0.36)     (0.26)        --          (0.26)      11.76     (2.93)
 1993         11.34       0.22       1.13       1.35      (0.14)      (0.17)        (0.31)      12.38     11.98
 Zweig Managed Assets Class B(4)
 1996         12.43       0.13       1.00       1.13      (0.17)      (0.49)        (0.66)      12.90      9.11**
 Zweig Managed Assets Class C(2)
 1996         12.49       0.27       0.85       1.12      (0.36)      (0.49)        (0.85)      12.76      9.03
 1995         11.73       0.38       1.40       1.78      (0.62)      (0.40)        (1.02)      12.49     15.44
 1994         12.36       0.23      (0.68)     (0.45)     (0.18)        --          (0.18)      11.73     (3.66)
 1993         11.34       0.15       1.13       1.28      (0.09)      (0.17)        (0.26)      12.36     11.34
 Zweig Managed Assets Class I(5)
 1996         13.02       0.05       0.45       0.50      (0.04)      (0.49)       (0.53)       12.99      3.83**
 Zweig Growth & Income Fund Class A(6)
 1996(11)     11.34       0.01       0.03       0.04      (0.01)        --          (0.01)      11.37      0.39**
 Zweig Growth & Income Fund Class B(6)
 1996(11)     11.34       0.01       0.03       0.04      (0.01)        --          (0.01)      11.37      0.33**
 Zweig Growth & Income Fund Class C(6)
 1996(11)     11.34       0.01       0.04       0.05      (0.01)        --          (0.01)      11.38      0.42**
 Zweig Growth & Income Fund Class I(6)
 1996(11)     11.34       0.02       0.03       0.05      (0.02)        --          (0.02)      11.37      0.41**
                      Ratios to
                        Average
                     Net Assets                Average
            -------------------             Commission
                            Net Portfolio Per Share on       Net Assets
      Year           Investment  Turnover    Portfolio      End of Year
     Ended  Expenses     Income      Rate Transactions ( in thousands )
     -----  -------- ---------- --------- ------------ ----------------
 Zweig Strategy Fund Class A
 1996         1.28%     1.27%      181%      $0.03         $581,149
 1995         1.27      1.92        95        0.03          558,286
 1994         1.40      1.90        70         N/A          424,805
 1993         1.43      1.00       359         N/A          405,884
 1992         1.63      1.32       249         N/A          358,318
 Zweig Strategy Fund Class B(4)
 1996         1.98*     0.57*      181        0.03           42,317
 Zweig Strategy Fund Class C(1)
 1996         1.98      0.57       181        0.03          621,334
 1995         1.97      1.22        95        0.03          530,300
 1994         2.10      1.20        70         N/A          307,011
 1993         2.13      0.30       359         N/A          188,631
 1992         2.43*     0.40*      249         N/A           64,697
 Zweig Strategy Fund Class I(5)
 1996         0.98*     1.57*      181        0.03              903
 Zweig Appreciation Fund Class A
 1996         1.62      1.03        88        0.03          275,935
 1995         1.63      1.10        68        0.03          272,590
 1994         1.70      1.09        97         N/A          213,400
 1993         1.73      0.52        69         N/A          230,230
 1992         1.96      0.49        61         N/A          200,656
 Zweig Appreciation Fund Class B(4)
 1996         2.32*     0.33*       88        0.03            8,350
 Zweig Appreciation Fund Class C(1)
 1996         2.32      0.33        88        0.03          218,714
 1995         2.33      0.40        68        0.03          195,204
 1994         2.40      0.39        97         N/A          139,397
 1993         2.43     (0.18)       69         N/A          105,957
 1992         2.80*    (0.32)*      61         N/A           42,089
 Zweig Appreciation Fund Class I(5)
 1996         1.32*     1.33*       88        0.03            2,202
 Zweig Managed Assets Class A(2)
 1996         1.64      2.64       187        0.02          114,837
 1995         1.59      3.69       239        0.03          141,110
 1994         1.68      2.70       299         N/A          154,441
 1993         1.67*     1.93*      196         N/A          121,620
 Zweig Managed Assets Class B(4)
 1996         2.34*     1.94*      187        0.02            6,339
 Zweig Managed Assets Class C(2)
 1996         2.34      1.94       187        0.02          426,194
 1995         2.29      2.99       239        0.03          527,432
 1994         2.38      2.00       299         N/A          570,710
 1993         2.37*     1.23*      196         N/A          429,088
 Zweig Managed Assets Class I(5)
 1996         1.34*     2.94*      187        0.02            2,893
 Zweig Growth & Income Fund Class A(6)
 1996(11)     1.30*     1.47*        2        0.03            2,508
 Zweig Growth & Income Fund Class B(6)
 1996(11)     2.00*     0.77*        2        0.03            2,693
 Zweig Growth & Income Fund Class C(6)
 1996(11)     2.00*     0.77*        2        0.03            4,509
 Zweig Growth & Income Fund Class I(6)
 1996(11)     1.00*     1.77*        2        0.03              101

                                        Net
                  Net              Realized                       Distributions                   Net
                Asset                   and             Dividends      from Net         Total   Asset
                Value        Net Unrealized Total from   from Net      Realized     Dividends   Value
      Year  Beginning Investment      Gains Investment Investment       Capital           and     End     Total
     Ended    of Year     Income   (Losses) Operations     Income         Gains Distributions of Year Return***
     -----  --------- ---------- ---------- ---------- ---------- ------------- ------------- ------- ---------
 Zweig Government Fund Class A
 1996(10)    $10.39     $0.53      $(0.58)    $(0.05)    $(0.53)      $--          $(0.53)    $ 9.81    (0.42)%
 1995+         9.63      0.52        0.77       1.29      (0.53)       --           (0.53)     10.39    13.84
 1994         10.43      0.50       (0.79)     (0.29)     (0.51)       --           (0.51)      9.63    (2.83)
 1993         10.01      0.55        0.46       1.01      (0.59)       --           (0.59)     10.43    10.35
 1992         10.21      0.65       (0.22)      0.43      (0.63)       --           (0.63)     10.01     4.51
 Zweig Government Fund Class B(4)
 1996(10)      9.76      0.29        0.11       0.40      (0.30)       --           (0.30)      9.86     4.16**
 Zweig Government Fund Class C(1)
 1996(10)     10.38      0.49       (0.58)     (0.09)     (0.48)       --           (0.48)      9.81    (0.82)
 1995+         9.62      0.48        0.76       1.24      (0.48)       --           (0.48)     10.38    13.27
 1994         10.40      0.46       (0.79)     (0.33)     (0.45)       --           (0.45)      9.62    (3.18)
 1993         10.02      0.52        0.41       0.93      (0.55)       --           (0.55)     10.40     9.48
 1992          9.86      0.52        0.09       0.61      (0.45)       --           (0.45)     10.02     6.31
 Zweig Cash Fund Class A(3)
 1996(8)       1.00      0.05         --        0.05      (0.05)       --           (0.05)      1.00     4.83
 1995(7)       1.00      0.05         --        0.05      (0.05)       --           (0.05)      1.00     5.08
 1994          1.00      0.03         --        0.03      (0.03)       --           (0.03)      1.00     2.55**
 Zweig Cash Fund Class B(4)
 1996(8)       1.00      0.03         --        0.03      (0.03)       --           (0.03)      1.00     3.03**
 Zweig Cash Fund Class C(3)
 1996(8)       1.00      0.05         --        0.05      (0.05)       --           (0.05)      1.00     4.83
 1995(7)       1.00      0.05         --        0.05      (0.05)       --           (0.05)      1.00     5.08
 1994          1.00      0.03         --        0.03      (0.03)       --           (0.03)      1.00     2.55**
 Zweig Cash Fund Class I(5)
 1996(8)       1.00      0.01         --        0.01      (0.01)       --           (0.01)      1.00     0.80**
 Zweig Cash Fund Class M(9)
 1996          1.00      0.05         --        0.05      (0.05)       --           (0.05)      1.00     5.09
 1995          1.00      0.05         --        0.05      (0.05)       --           (0.05)      1.00     5.32
 1994          1.00      0.04         --        0.04      (0.04)       --           (0.04)      1.00     3.67
 1993          1.00      0.03         --        0.03      (0.03)       --           (0.03)      1.00     2.86
 1992          1.00      0.03         --        0.03      (0.03)       --           (0.03)      1.00     3.40
                      Ratios to
                        Average
                     Net Assets                Average
            -------------------             Commission
                            Net Portfolio Per Share on       Net Assets
      Year           Investment  Turnover    Portfolio      End of Year
     Ended  Expenses     Income      Rate Transactions ( in thousands )
     -----  -------- ---------- --------- ------------ ----------------
 Zweig Government Fund Class A
 1996(10)     1.14%     5.25%      170%       N/A          $ 33,848
 1995+        1.26      5.22       195        N/A            42,207
 1994         1.28      5.07       191        N/A            47,622
 1993         1.30      5.46       256        N/A            60,207
 1992         1.30      6.58       200        N/A            70,062
 Zweig Government Fund Class B(4)
 1996(10)     1.84*     4.55*      170        N/A               513
 Zweig Government Fund Class C(1)
 1996(10)     1.59      4.80       170        N/A            14,330
 1995+        1.71      4.77       195        N/A            19,778
 1994         1.73      4.62       191        N/A            22,599
 1993         1.75      5.01       256        N/A            21,301
 1992         1.81*     5.93*      200        N/A             9,210
 Zweig Cash Fund Class A(3)
 1996(8)      0.65      4.73       N/A        N/A             3,360
 1995(7)      0.87      4.97       N/A        N/A             3,661
 1994         0.62**    2.52**     N/A        N/A             4,303
 Zweig Cash Fund Class B(4)
 1996(8)      1.35*     4.03*      N/A        N/A                33
 Zweig Cash Fund Class C(3)
 1996(8)      0.65      4.73       N/A        N/A             4,535
 1995(7)      0.87      4.97       N/A        N/A             4,458
 1994         0.61**    2.52**     N/A        N/A             5,040
 Zweig Cash Fund Class I(5)
 1996(8)      0.35*     5.03*      N/A        N/A             1,401
 Zweig Cash Fund Class M(9)
 1996         0.40      4.98       N/A        N/A            45,271
 1995         0.64      5.20       N/A        N/A            48,515
 1994         0.70      3.58       N/A        N/A            78,149
 1993         0.70      2.83       N/A        N/A            92,471
 1992         0.70      3.35       N/A        N/A           145,169

------
 (1) Commenced operations on February 4, 1992.
 (2) Commenced operations on February 8, 1993.
 (3) Commenced operations on May 1, 1994.
 (4) Commenced operations on April 8, 1996.
 (5) Commenced operations on November 1, 1996.
 (6) Commenced operations on November 26, 1996.
 (7) During 1995, the Manager voluntarily reimbursed Zweig Cash Fund Class A and Class C $.005 and $.003 per share (0.47% and 0.28% ratio of expenses to average net assets), respectively.
 (8) During 1996, the Manager voluntarily reimbursed Zweig Cash Fund Class A, Class B, Class C and Class I $.007, $.007, $.006 and $.004 per share (0.66%, 0.69%, 0.60% and 0.38% ratio of expenses to average net assets), respectively.
 (9) During 1996, 1995, 1994, 1993 and 1992, the Manager voluntarily reimbursed Zweig Cash Fund Class M $.003, $.001, $.002, $.001 and $.002 per share (0.32%, 0.10%, 0.15%, 0.08% and 0.15% ratio of expenses to average net assets), respectively.
(10) During 1996, the Manager voluntarily reimbursed Zweig Government Fund Class A, Class B and Class C $.002, $.003 and $.002 per share (0.22%, 0.26% and 0.22% ratio of expenses to average net assets), respectively.
(11) During 1996, the Manager voluntarily reimbursed Zweig Growth & Income Fund Class A, Class B, Class C and Class I $.021, $.021, $.020 and $.021 per share (2.13%, 2.05%, 2.02% and 2.08% ratio of expenses to average net assets), respectively.
   * Annualized
  ** Not Annualized
 *** Total Return does not consider the effect of any initial or contingent deferred sales charge.
+ Based on the average of the number of shares outstanding during the year.

     REPORT OF INDEPENDENT ACCOUNTANTS

The Shareholders and Board of Trustees of Zweig Series Trust:

 We have audited the accompanying statements of net assets of Zweig Series Trust (comprising the Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets, Zweig Growth & Income Fund, Zweig Government Fund (formerly Government Securities Series) and Zweig Cash Fund) and the statement of assets and liabilities of Zweig Strategy Fund as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended with respect to Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Government Fund and Zweig Cash Fund, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended with respect to Zweig Managed Assets, and the related statements of operations and changes in net assets and financial highlights for the period November 26, 1996 (commencement of operations) to December 31, 1996 with respect to Zweig Growth & Income Fund. These financial statements and financial highlights are the responsibility of the management of the Trust. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising Zweig Series Trust as of December 31, 1996 and the results of their operations, the changes in their net assets and financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.

                                                       Coopers & Lybrand L.L.P.

New York, New York
January 23, 1997
zweig series trust

TRUSTEES

Claire B. Benenson
Richard E. Deems
S. Leland Dill
Eugene J. Glaser
Donald B. Romans

OFFICERS

Eugene J. Glaser
Chairman, Chief Executive Officer
and Trustee

Martin E. Zweig
President

David Katzen
Senior Vice President

Barry M. Mandinach
First Vice President

Carlton B. Neel
First Vice President

Alfred J. Ratcliffe
First Vice President & Treasurer

Charles I. Leone
First Vice President
 & Assistant Secretary

Annemarie Gilly
Vice President

Jeffrey Lazar
Vice President

Marc Baltuch
Secretary

Thomas Disbrow
Assistant Vice President
 & Assistant Treasurer

Beth Abraham
Assistant Vice President

Rhonda Berzner
Assistant Vice President

INVESTMENT MANAGER

Zweig/Glaser Advisers
5 Hanover Square-17th Floor
New York, New York 10004

PRINCIPAL DISTRIBUTOR

Zweig Securities Corp.
5 Hanover Square-17th Floor
New York, New York 10004

CUSTODIAN

The Bank of New York
48 Wall Street
New York, New York 10015

TRANSFER AGENT

State Street Bank & Trust Co.
225 Franklin Street
Boston, Massachusetts 02110

SERVICING AGENT

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

COUNSEL

Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

Zweig [LOGO]                                                    BULK RATE
Mutual Funds                                                  U.S. POSTAGE
5 Hanover Square-17th Floor                                        PAID
New York, New York 10004                                      METRO SELIGER
                                                                INDUSTRIES



                                         (C) Zweig Securities Corp. Member NASD.
                                                                            T964
[LOGO] This annual report is printed on recycled paper.